UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Maine & Maritimes Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, $7.00 par value per share

(2)	Aggregate number of securities to which transaction applies:

1,683,274 shares of the Company’s common stock outstanding as of April 5, 2010; 3,932 outstanding options granted under the 2002 Stock Option Plan; and 38,580.15 stock equivalent units under the 2008 Deferred Compensation Plan.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based upon the sum of (A) 1,683,274 shares of Company common stock, (B) 3,932 outstanding options granted under the 2002 Stock Option Plan, and (C) 38,580.15 stock equivalent units multiplied by the merger consideration of $45.00 per share. The payment of the filing fee, calculated in accordance with the Exchange Act Rule 0-11(c)(1), was calculated by multiplying the sum of the previous sentence by .00007130.

(4)	Proposed maximum aggregate value of transaction:
$77,660,376.75

(5)	Total fee paid:

$5,537.18

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

209 State Street

PO Box 789

Presque Isle, ME

04769-0789

[—]

Dear Stockholder,

On behalf of the board of directors and management of Maine & Maritimes Corporation (MAM), we cordially invite you to attend our 2010 Annual Meeting of Stockholders. The meeting will be held on [—], at 9:30 a.m., Eastern Daylight Time, at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769. Directions are included on the final page of the proxy statement.

As we announced on March 12, 2010, MAM and BHE Holdings Inc. (BHI), the parent company of Bangor Hydro-Electric Company, entered into a Merger Agreement, dated as of March 12, 2010, which provides for a merger in which MAM will become a wholly-owned subsidiary of BHI. If the merger is completed, you will have the right to receive $45.00 in cash, in exchange for each share of MAM common stock you own immediately prior to the merger.

We are asking you to vote to adopt the Merger Agreement at the 2010 Annual Meeting of Stockholders of MAM. At this meeting you also will be asked to vote on the election of MAM directors and other MAM annual meeting matters.

The MAM board of directors has approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement and has determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger, are fair to, and in the best interests of, MAM and its stockholders. Therefore, the MAM board of directors recommends that you vote “FOR” the adoption of the Merger Agreement, and “FOR” each of the other proposals described in the accompanying proxy statement/prospectus.

Your vote is very important. As a condition to completion of the merger, an affirmative vote of holders of a majority of the combined voting power of the outstanding shares of MAM common stock is required. Approval of the other matters at the meeting is not a condition to completion of the merger. Whether or not you expect to attend the meeting in person, we urge you to submit your proxy as promptly as possible (1) through the Internet, (2) by telephone or (3) by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided.

The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Company’s Annual Report on Form 10-K to stockholders is also enclosed for your information.

Thank you for your ongoing support of and continued interest in Maine & Maritimes Corporation.

Sincerely,

Brent M. Boyles
President and Chief Executive Officer

The accompanying proxy statement is dated [—], and is first being mailed to stockholders on or about [—], together with our Annual Report on Form 10-K.

MAINE & MARITIMES CORPORATION

209 STATE STREET, PO BOX 789

PRESQUE ISLE, MAINE 04769-0789

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[—]

To the Common Stockholders of

    MAINE & MARITIMES CORPORATION

Notice is hereby given that the Annual Meeting of Stockholders (the “annual meeting”) of Maine & Maritimes Corporation (“MAM” or the “Company”) will be held at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769, on [—], at 9:30 a.m., Eastern Daylight Time. The purpose of the annual meeting shall be to consider and act upon the following matters:

1.	To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) by and among MAM, BHE Holdings, Inc. (“BHI”), and BHE Holding Sub One Inc., a Maine corporation and a wholly-owned subsidiary of BHI (“Merger Sub”), dated as of March 12, 2010, a copy of which is attached as Annex A to the proxy statement/prospectus accompanying this notice;

2.	To approve the adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the meeting;

3.	To elect three Class II directors to hold office until the annual meeting of stockholders to be held in 2013;

4.	To ratify the selection of Caturano and Company, P.C. as the Company’s independent registered public accounting firm for the 2010 fiscal year; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please refer to the accompanying proxy statement/prospectus with respect to the business to be transacted at the meeting. The MAM board of directors has determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger, are advisable and are fair to, and in the best interests of, MAM and its stockholders and recommends that MAM stockholders vote “FOR” the proposal to adopt the Merger Agreement. In addition, the MAM board of directors recommends that you vote “FOR” the proposal to adjourn the meeting, if necessary, to permit further solicitation of proxies for the adoption of the Merger Agreement, “FOR” the election of each of our nominees for director as proposed herein, and “FOR” the ratification of the selection by our audit committee of the independent registered public accounting firm.

Only stockholders of record at the close of business on [— ], will be entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

Under Maine law, holders of record of MAM common stock who do not vote in favor of adoption of the Merger Agreement have the right to seek appraisal of the fair value of their shares of stock if the merger is completed. To exercise your appraisal rights, you must strictly follow the procedures prescribed by Maine law, including, among other things, submitting a written demand for appraisal to MAM before the vote is taken on the adoption of the Merger Agreement, and you must not vote in favor of adoption of the Merger Agreement. These procedures are summarized in the accompanying proxy statement/prospectus in the section titled “Dissenters’ Rights of Appraisal” beginning on page 49. The text of the applicable provisions of Maine law is included as Annex C to the accompanying proxy statement.

YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS: (1) VOTE USING THE INTERNET, (2) BY TELEPHONE, OR (3) COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY IN WRITING.

By Order of the Board of Directors,

Patrick C. Cannon
Secretary

This proxy statement is dated [—], and is first being mailed to stockholders on or about [—]. Our Annual Report on Form 10-K is being sent with this Notice and Proxy Statement.

i

ii

STOCKHOLDER PROPOSALS FOR YEAR 2011 ANNUAL MEETING	92
OTHER MATTERS	92
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	92
WHERE YOU CAN FIND MORE INFORMATION	93

ANNEX A Agreement and Plan of Merger, dated March 12, 2010, among BHE Holdings Inc., BHE Holding Sub One Inc., and Maine & Maritimes Corporation	A-1

ANNEX B Opinion of KeyBanc Capital markets Inc.	B-1

ANNEX C Chapter 13 of the Maine Business Corporation Act.	C-1

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MAINE & MARITIMES CORPORATION

209 STATE STREET, PO BOX 789

PRESQUE ISLE, MAINE 04769-0789

ANNUAL MEETING OF STOCKHOLDERS

[—]

PROXY STATEMENT

Important Notice Regarding Internet Availability of Proxy Materials for the

Stockholders Meeting to be Held on [—]. This Proxy Statement and the

Maine & Maritimes Corporation

2009 Annual Report on Form 10-K are available for downloading, viewing and printing at www.maineandmaritimes.com

General

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Maine & Maritimes Corporation (“MAM” or the “Company”) for use at the annual meeting of stockholders of the Company (the “annual meeting”) being held on [—], at 9:30 a.m., Eastern Daylight Time, or at any adjournment or postponement thereof. The meeting will be held at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769. This proxy statement and the accompanying proxy are first being mailed to stockholders on or about [—].

SUMMARY TERM SHEET

This Summary Term Sheet, together with the sections entitled “Questions and Answers About the Merger and the Annual Meeting” and “Summary of the Proxy Statement,” summarizes certain material information contained in this proxy statement. You should carefully read this entire proxy statement for a more complete understanding of the matters to be considered at the annual meeting of stockholders.

•

BHE Holdings Inc. (“BHI”), the parent company of Bangor Hydro Electric Company and MAM have agreed to a merger, pursuant to which MAM will become a wholly-owned subsidiary of BHI and will no longer be a publicly held corporation. In order to complete the Merger, MAM stockholders must vote to adopt the Merger Agreement.

•

At MAM’s 2010 annual meeting of stockholders, you will be asked to adopt the Merger Agreement, as well as the other matters set forth in the notice of the meeting and described in this proxy statement. For more information about the annual meeting, see “The Annual Meeting of Maine & Maritimes Corporation” starting on page 17.

•

The proposed transaction is the acquisition of MAM by BHI pursuant to the Merger Agreement. After the Merger Agreement has been adopted by the stockholders and other closing conditions under the Merger Agreement have been satisfied or waived, at the effective time of the Merger, Merger Sub, a wholly owned subsidiary of BHI, will merge with and into MAM. MAM will be the surviving corporation and a wholly-owned subsidiary of BHI. At least two directors of MAM will become directors of the surviving corporation and the officers of MAM will be the officers of the surviving corporation until their successors have been appointed. Remuneration for these directors will be determined later. See “The Merger Agreement—The Merger,” starting on page 52.

•

Upon completion of the Merger, you will be entitled to receive $45.00 in cash, without interest and less any applicable withholding taxes, for each share of common stock that you own immediately prior to completion of the Merger, unless you have properly and validly perfected your statutory rights of appraisal with respect to the Merger. For example, if you own 100 shares of common stock, you will receive $4,500.00 in cash in exchange for your shares of common stock, less any applicable withholding taxes. You will not own any shares in the surviving corporation or BHI. See “The Merger Agreement—Conversion and Surrender of Shares; Procedures for Payment,” starting on page 52.

•

MAM’s stockholders should be aware that certain of MAM’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of MAM’s stockholders generally and that these interests may present them with actual or potential conflicts of interest. For example, MAM has Employee Retention Agreements in place with certain executive officers, and has also entered into Letter Agreements with the same persons, as described under the caption “The Merger—Interests of MAM’s Directors and Executive Officers in the Merger” beginning on page 41.

•

If the stockholders do not adopt the Merger Agreement or if the Merger is not completed for any other reason, stockholders will not receive any payment for their shares in connection with the Merger. Instead, MAM will remain an independent public company and the common stock will continue to be listed and traded on NYSE Amex. Under specified circumstances, MAM may be required to pay a termination fee or reimburse BHI for its out-of-pocket expenses, as described under the caption “The Merger Agreement—Termination Fees and Expenses” beginning on page 66.

•

We are working toward completing the Merger as quickly as possible, and the parties are targeting completion of the Merger by the end of October 2010. However, the exact timing of the completion of the Merger cannot be predicted. In order to complete the Merger, we must obtain (a) stockholder approval, and (b) certain regulatory approvals, and the other closing conditions under the Merger Agreement must be satisfied or waived (as permitted by law). See “The Merger Agreement—Effective Time” and “The Merger Agreement—Conditions to the Closing of the Merger” beginning on pages 52 and 64, respectively.

•

The exchange of shares of common stock for cash in the Merger by a U.S. person (as defined herein) will be a taxable transaction for U.S. federal income tax purposes, and generally will also be a taxable transaction under applicable state, local and non-U.S. tax laws. In general, a stockholder whose shares of common stock are converted into the right to receive cash in the Merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares and the stockholder’s adjusted tax basis in such shares. Gain or loss must be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction). Such gain or loss will be long-term capital gain or loss provided that a stockholder’s holding period for such shares is more than twelve (12) months at the time of the consummation of the Merger. Long-term capital gains of individuals are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses. We recommend that you consult your own tax advisors as to the particular tax consequences to you of the Merger, including the effect of U.S. federal, state and local tax laws or non-U.S. laws. See “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders” beginning on page 47 for a more detailed description of the U.S. federal income tax consequences of the Merger.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE ANNUAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the annual meeting. These questions and answers may not address all questions that may be important to you as a MAM stockholder. Please refer to the “Summary” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully. See “Where You Can Find More Information” beginning on page 93.

Q:	What am I being asked to vote on?

A:	MAM’s stockholders are being asked to vote on the following proposals:

•

to adopt the Agreement and Plan of Merger, dated March 12, 2010 (the “Merger Agreement”), by and among BHE Holdings Inc. (“BHI”), BHE Holding Sub One Inc., a Maine corporation and wholly owned subsidiary of BHI (“Merger Sub”), and MAM;

•	to approve the adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the meeting;

•	to elect to the MAM board of directors each of the nominees for director named in this proxy statement/prospectus; and

•	to ratify the appointment of Caturano and Company, P.C. as MAM’s independent registered public accounting firm for 2010.

Q.	What will I receive in the Merger?

A.	Upon completion of the Merger, you will be entitled to receive $45.00 in cash, without interest and less any applicable withholding taxes, for each share of common stock that you own immediately prior to completion of the Merger, unless you have properly and validly perfected your statutory rights of appraisal with respect to the Merger. For example, if you own 100 shares of common stock, you will receive $4,500.00 in cash in exchange for your shares of common stock, less any applicable withholding taxes. You will not own any shares in the surviving corporation or BHI.

Q.	When and where is the annual meeting?

A.	The annual meeting of stockholders of MAM will be held on [—] at 9:30 a.m. Eastern Daylight Time, at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769-1209.

Q.	What vote of our stockholders is required to approve the proposal to adopt the Merger Agreement?

A.	An affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote at the annual meeting is required to approve the proposal to adopt the Merger Agreement. Accordingly, failure to vote in person or by proxy or an abstention will have the same effect as a vote against the Merger Agreement.

Q.	What vote of our stockholders is required to approve the proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies and on the other matters to be decided?

A.	Approval of the proposal to adjourn the annual meeting, if necessary or appropriate, for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the votes cast by the holders of all common stock present in person or represented by proxy at the annual meeting and entitled to vote on the matter. On election of directors, the three nominees who receive a plurality of the votes cast at the annual meeting will be elected. Broker non-votes and votes that are withheld will have no effect on the results of the vote for the election of directors. All other matters on the agenda will be decided by a majority of votes cast on such proposal.

Q.	How does MAM’s board of directors recommend that I vote?

A.	The board of directors recommends that you vote “FOR” the proposal to adopt the Merger Agreement, “FOR” the proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to adopt the Merger Agreement, “FOR” the proposal to ratify the selection of Caturano and Company, P.C. as the Company’s independent auditor for the current fiscal year, and “FOR” the election of Richard G. Daigle, David N. Felch and Brian N. Hamel to the board of directors. You should read “The Merger—Reasons for the Merger; Recommendation of the Board of Directors” beginning on page 28 for a discussion of the factors that the board of directors considered in deciding to recommend the adoption of the Merger Agreement.

Q.	Are there risks that the board considered in this transaction?

A.	Yes. These include:

•

the inability to complete the Merger if we do not obtain the approvals of the Maine Public Utilities Commission, the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission or such clearances or approvals are obtained with conditions that one or more parties are not required to agree to under the Merger Agreement;

•	the effect of the announcement of the Merger on our business and customer relationships, operating results and business generally, including our ability to retain key employees;

•	the amount of the costs, fees, expenses and charges related to the Merger; and

•

MAM’s liability in the event of the termination of the Merger Agreement under certain circumstances, for a $2 million termination fee and up to $1 million for expense reimbursement. See “The Merger Agreement—Effective Time” and “The Merger Agreement—Termination Fees and Expenses; Other Remedies” beginning on page 66.

Q.	What do I need to do now?

A.	We urge you to read the proxy statement carefully, including the annexes and to consider how the Merger affects you. If you are a stockholder of record, you can ensure your shares are voted at the annual meeting by completing, signing, dating and mailing the enclosed proxy card or voting by telephone or Internet. Even if you plan to attend the annual meeting, we encourage you to return the enclosed proxy card. If you hold your shares in “street name,” you can ensure that your shares are voted at the annual meeting by instructing your broker or nominee how to vote, as discussed below. Do NOT return your stock certificate(s) with your proxy.

Q.	How do I vote?

A.	You may vote by:

•	signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope;

•	using the telephone number printed on your proxy card;

•	using the Internet voting instructions printed on your proxy card;

•	if you hold your shares in “street name,” following the procedures provided by your broker, bank or other nominee; or

•	attending the annual meeting and voting in person.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will not be voted on the first proposal and the effect will be the same as a vote against the proposal to adopt the Merger Agreement, but will not have an effect on the proposals to adjourn the annual meeting to elect directors or to ratify the selection of auditors.

Q.	If my shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A.	Yes, but only if you instruct your broker, bank or other nominee how to vote. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares. If you do not instruct your broker, bank or other nominee to vote your shares, your shares will not be voted on the first proposal and the effect will be the same as a vote against the proposal to adopt the Merger Agreement, but will not have an effect on the proposals to adjourn the annual meeting to elect directors or to ratify the selection of auditors.

Q.	How can I change or revoke my vote?

A.	You have the right to change or revoke your proxy at any time before the vote taken at the annual meeting:

•	by notifying our Secretary and Clerk, Patrick C. Cannon, at Maine & Maritimes Corporation, 209 State Street, PO Box 789, Presque Isle, ME 04769-0789;

•	by attending the annual meeting and voting in person (your attendance at the annual meeting will not, by itself, revoke your proxy; you must vote in person at the annual meeting);

•	by submitting a later-dated proxy card; or

•	if you voted by telephone or the Internet, by voting a second time by telephone or Internet.

If you have instructed a broker, bank or other nominee to vote your shares, the above instructions do not apply and instead you must follow the directions received from your broker, bank or other nominee to change those instructions.

Q.	What do I do if I receive more than one proxy or set of voting instructions?

A.	If your shares are registered differently or are in more than one account, you may receive more than one proxy and/or set of voting instructions relating to the annual meeting. These should each be completed, signed and/or returned separately as described elsewhere in this proxy statement in order to ensure that all of your shares are voted.

Q.	What happens if I sell my shares before the annual meeting or before the completion of the Merger?

A.	The record date of the annual meeting is earlier than the annual meeting and the date that the Merger is expected to be completed.

If you transfer your shares of common stock after the record date but before the annual meeting, you will retain your right to vote at the annual meeting, but will have transferred the right to receive $45.00 per share in cash to be received by our stockholders in the Merger. In order to receive the $45.00 per share, you must hold your shares through completion of the Merger.

Q.	What happens if I do not return a proxy card?

A.	If you neither vote at the meeting nor grant your proxy as described in this proxy statement, your shares will not be voted, which will have the effect of voting AGAINST the adoption and approval of the Merger Agreement. It will have no effect on the other matters on the agenda.

Q.	Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my shares?

A.	Yes. As a holder of common stock, you are entitled to appraisal rights under Maine law in connection with the Merger if you meet certain conditions. See “Dissenters’ Rights of Appraisal” beginning on page 49.

Q.	Will a proxy solicitor be used?

A.	Yes. MAM has engaged Georgeson Inc. (“Georgeson”) to assist in the solicitation of proxies for the annual meeting, and MAM estimates it will pay Georgeson a fee not to exceed $7,500. MAM has also agreed to reimburse Georgeson for reasonable administrative and out-of-pocket expenses incurred in connection with the proxy solicitation and indemnify Georgeson against certain losses, costs and expenses.

Q.	Should I send in my stock certificates now?

A.	No. After the Merger is completed, a payment agent will send you a letter of transmittal with detailed written instructions for exchanging your shares of common stock certificates for the merger consideration. If your shares are held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your “street name” shares in exchange for the merger consideration. Please do not send your certificates in now.

Q.	Who can help answer my other questions?

A.	If you have additional questions about the Merger, need assistance in submitting your proxy or voting your shares of common stock or need additional copies of the proxy statement or the enclosed proxy card, please (1) mail your request to Maine & Maritimes Corporation, 209 State Street, PO Box 789, Presque Isle, ME 04769-0789, Attn: Corporate Communications, (2) call our Corporate Communications department at (877) 272-1523, or (3) call our proxy solicitor, Georgeson, toll-free at (888) 206-5896 (banks and brokers call (212) 440-9800). If your broker holds your shares, you should call your broker for additional information.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on [—] The Proxy Statement is available at www.maineandmaritimes.com

References to “MAM,” the “Company,” “we,” “our” or “us” in this proxy statement refer to Maine  & Maritimes Corporation and its subsidiaries unless otherwise indicated by context.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement include forward-looking statements based on estimates and assumptions. There are forward-looking statements throughout this proxy statement, including, without limitation, under the headings “Questions and Answers about the Annual Meeting and the Merger,” “Summary,” “The Merger,” “Opinion of Financial Advisor,” “Regulatory Approvals” and “Litigation Related to the Merger” and in statements containing words such as “believes,” “estimates,” “anticipates,” “continues,” “contemplates,” “expects,” “may,” “will,” “could,” “should” or “would” or other similar words or phrases. These statements, which are based on information currently available to us, are not guarantees of future performance and may involve risks and uncertainties that could cause our actual growth, results of operations, performance and business prospects, and opportunities to materially differ from those expressed in, or implied by, these statements. These forward-looking statements speak only as of the date on which the statements were made and we expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statement included in this proxy statement or elsewhere. In addition to other factors and matters contained or incorporated in this document, these statements are subject to risks, uncertainties and other factors, including, among others:

•

the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement that could require us to pay a $2 million termination fee and up to $1 million for expense reimbursement;

•	the outcome of any legal proceedings that have been or may be instituted against MAM and others relating to the Merger Agreement;

•	the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to consummation of the Merger;

•

the inability to complete the Merger due to regulatory matters, including obtaining antitrust clearances in the U.S., or the approvals of the Maine Public Utilities Commission, the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission or obtaining such clearances or approvals with conditions that one or more parties are not required to agree to under the Merger Agreement;

•	the failure of the Merger to close for any other reason;

•	risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger;

•	the effect of the announcement of the Merger on our business and customer relationships, operating results and business generally, including our ability to retain key employees;

•	the amount of the costs, fees, expenses and charges related to the Merger; and

•

other risks detailed in our current filings with the SEC, including our most recent filings on Forms 8-K, 10-Q and 10-K, including but not limited to the risks detailed in the sections entitled “Risk Factors.” See “Where You Can Find More Information” beginning on page 93.

Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement represent our views as of the date of this proxy statement, and it should not be assumed that the statements made herein remain accurate as of any future date. Moreover, we assume no obligation to update forward-looking statements or update the reasons that actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. See “Where You Can Find More Information” beginning on page 93.

SUMMARY OF THE PROXY STATEMENT

Proposals

You are being asked to vote on a proposal to adopt the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub will merge with and into MAM and MAM will be the surviving corporation and a wholly-owned subsidiary of BHI (the “Merger”). In the event that there are not sufficient votes at the time of the annual meeting to adopt the Merger Agreement, the stockholders may be asked to vote on a proposal to adjourn the annual meeting to solicit additional proxies. The stockholders are also asked to vote on proposals to elect three directors and to ratify the selection of auditors. See “The Annual Meeting” beginning on page 17.

The Parties to the Merger (Page 15 )

Maine & Maritimes Corporation

Maine & Maritimes Corporation (NYSE Amex: MAM) is the parent company of Maine Public Service Company, a regulated electric transmission and distribution utility serving approximately 36,000 electricity customer accounts in Northern Maine. MAM is also the parent company of MAM Utility Services Group, an unregulated corporation that provides electrical services, including transmission line and substation design and construction. Corporate headquarters are located in Presque Isle, Maine.

Our common stock is publicly traded on NYSE Amex under the symbol “MAM.” MAM’s principal executive offices are located at 209 State Street, PO Box 789, Presque Isle, ME 04769-0789 and our telephone number is (207) 760-2499 or (877) 272-1523.

Emera

Emera Inc. (EMA-TSX) is an energy and services company with $5.3 billion in assets. Electricity is Emera’s core business. Approximately 94% of Emera’s revenues are earned by Nova Scotia Power Inc (NSPI), Bangor Hydro Electric Company (BHE) and the Brunswick Pipeline. NSPI and BHE are wholly-owned regulated electric utilities, which together serve 603,000 customers. The Brunswick Pipeline is a 145 km gas pipeline in New Brunswick. Emera also owns 19% of St. Lucia Electricity Services Limited, which serves more than 50,000 customers on the Caribbean island of St. Lucia and 25% of Grand Bahama Power Company, which serves 19,000 customers on the Caribbean island of Grand Bahama. In addition to its electric utility investments, Emera owns Bayside Power, a 260 MW gas-fired power plant in Saint John, New Brunswick; Emera Energy Services, a physical natural gas and power marketing and asset management business; a joint venture interest in Bear Swamp, a 600 megawatt pumped storage hydro-electric facility in northern Massachusetts; a 12.9% interest in the Maritimes & Northeast Pipeline; and an 8.2% interest in Open Hydro. Emera’s website address is www.emera.com.

BHE Holdings Inc.

BHE Holdings Inc. (BHI), a Delaware corporation and wholly-owned subsidiary of Emera Inc., owns all of the outstanding stock of Bangor Hydro Electric Company, a Maine corporation, and all the outstanding stock of BHE Holding Sub One Inc, a Maine corporation. BHE Holdings Inc.’s principal executive offices are located at 970 Illinois Avenue, Bangor, Maine 04402.

BHE Holding Sub One Inc.

BHE Holding Sub One Inc., a Maine corporation and wholly-owned subsidiary of BHI, was formed solely for the purpose of consummating the Merger. BHE Holding Sub One Inc. has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. BHE Holding Sub One Inc.’s principal executive offices are located at 970 Illinois Avenue, Bangor, Maine 04402.

The Merger (Page 20 )

The Merger Agreement provides that Merger Sub will merge with and into MAM. In the Merger, each outstanding share of MAM common stock, par value $7.00 per share (the “common stock”) that is outstanding immediately before the effective time of the Merger, (other than shares owned by BHI, Merger Sub or MAM, or by any direct or indirect wholly-owned subsidiary of BHI, Merger Sub or MAM, and shares held by stockholders, if any, who have properly and validly perfected their statutory rights of appraisal with respect to the Merger) will be converted into the right to receive $45.00 in cash, without interest and less any applicable withholding tax, which we refer to in this proxy statement as the merger consideration.

Effects of the Merger (Page 52)

If the Merger is completed, you will be entitled to receive $45.00 in cash, without interest and less any applicable withholding taxes, for each share of common stock that you own immediately before the completion of the Merger, unless you have properly and validly perfected your statutory rights of appraisal with respect to the Merger. As a result of the Merger, MAM will cease to be an independent, publicly traded company. You will not own any shares of the surviving corporation or BHI and will not have any rights as a stockholder.

The Annual Meeting (Page 17 )

Time, Place and Date (Page 17 )

The annual meeting will be held on [—] at 9:30 a.m. Eastern Daylight Time, at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769-1209.

Purpose (Page 17 )

At the meeting, MAM’s stockholders will be asked to vote on the following proposals:

•	to adopt the Merger Agreement among BHI, Merger Sub and MAM;

•	to approve the adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the meeting;

•	to elect to the MAM board of directors each of the nominees for director named in this proxy statement/prospectus;

•	to ratify the appointment of Caturano and Company, P.C. as MAM’s independent registered public accounting firm for 2010.

Record Date and Quorum (Page 17)

You are entitled to vote at the annual meeting if you owned shares of common stock at the close of business on [—], the record date for the annual meeting. You will have one vote for each share of common stock that you owned as of the close of business on the record date. As of the close of business on the record date, there were [—] shares of common stock outstanding and entitled to vote. A majority of the shares of common stock issued and outstanding on the record date represented at the annual meeting in person or by a duly authorized and properly completed proxy constitutes a quorum for the purpose of considering the proposals.

Vote Required (Page 17)

To adopt the Merger Agreement, the holders of a majority of the shares of MAM common stock outstanding and entitled to vote at the annual meeting, must vote in favor of adoption of the Merger Agreement. Because approval requires the affirmative vote of a majority of the shares outstanding, a MAM stockholder’s failure to vote or an abstention will have the same effect as a vote against adoption of the Merger Agreement.

If a quorum is present, the three nominees who receive a plurality of the votes cast at the annual meeting will be elected. Broker non-votes and votes that are withheld will have no effect on the results of the vote for the election of directors.

If a quorum is present, all other matters on the agenda will be decided by a majority of votes cast on such proposal.

Common Stock Ownership of Directors and Executive Officers (Page 84)

As of the close of business on the record date, the directors and executive officers of MAM held in the aggregate approximately 1% of the shares of common stock entitled to be voted at the annual meeting. In the aggregate, these shares represent approximately 2% of the votes necessary to approve the proposal to adopt the Merger Agreement at the annual meeting.

Voting and Proxies (Page 18)

Any stockholder of record entitled to vote at the annual meeting may submit a proxy by telephone, the Internet, by returning the enclosed proxy card by mail or by voting in person by appearing at the annual meeting. If your shares of common stock are held in “street name” by your broker, you should instruct your broker on how to vote your shares of common stock using the instructions provided by your broker. If you do not provide your broker with instructions, your shares of common stock will not be voted and that will have the same effect as a vote against the proposal to adopt the Merger Agreement. The persons named in the attached proxy will also have discretionary authority to vote on any proposals to adjourn the annual meeting.

Revocability of Proxy (Page 18)

Any stockholder of record who executes and returns a proxy card (or submits a proxy via telephone or the Internet) may revoke the proxy at any time before it is voted at the annual meeting in any one of the following ways:

•	by notifying our Secretary and Clerk, Patrick C. Cannon, at Maine & Maritimes Corporation, 209 State Street, PO Box 789, Presque Isle, ME 04769-0789;

•	by attending the annual meeting and voting in person (your attendance at the annual meeting will not, by itself, revoke your proxy; you must vote in person at the annual meeting);

•	by submitting a later-dated proxy card; or

•	if you voted by telephone or the Internet, by voting a second time by telephone or Internet.

If you have instructed a broker, bank or other nominee to vote your shares, follow the directions received from your broker, bank or other nominee to change those instructions.

Treatment of Options and Other Awards (Page 54)

We will terminate our stock and option plans, including the 2010 Executive Compensation Plan, the Maine & Maritimes Corporation 2008 Stock Plan, the Maine & Maritimes Corporation 2002 Stock Option Plan, and the Maine & Maritimes Corporation Stock Plan for Outside Directors, before the effective time of the merger. We will use our reasonable best efforts to convert each right to acquire shares of our common stock into the right to receive a cash amount equal to the excess, if any, of $45.00 per share over the exercise price payable in respect of the share of our common stock issuable under any option. We will cancel and terminate each MAM option for which the exercise price per share is greater than $45.00, without the right of the holder of that option to receive any money for that option. The Surviving Corporation will pay the cash payable for these options as soon after the closing of the merger as is practicable. BHI and the Surviving Corporation will be entitled to deduct and withhold from the amounts payable to the optionholders any amounts as may be required to be deducted and withheld with respect to the making of that payment under federal tax laws, or any provision of state, local or foreign tax laws. Prior to the effective time of the merger, MAM is required to amend the terms of its stock plans and obtain any consents from holders of options are necessary to ensure that it will not at the effective time be bound by any options, stock appreciation rights, warrants or other similar rights or contracts.

Recommendation of the Board of Directors (Page 28)

The board of directors has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of and fair to MAM and our stockholders, (ii) authorized and approved in all respects the Merger Agreement and any other ancillary agreements contemplated thereby to which MAM is a party, and authorized and directed the execution of the Merger Agreement and any other ancillary agreements contemplated thereby to which MAM is a party and (iii) resolved to recommend that the stockholders of MAM adopt the Merger Agreement at a annual meeting of the stockholders. The board of directors recommends that our stockholders vote “FOR” the proposal to adopt the Merger Agreement and “FOR” the proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies.

In reaching its decision, the board of directors evaluated a variety of business, financial and market factors and risks and consulted with our management team and legal and financial advisors. See “The Merger—Reasons for the Merger; Recommendation of the Board of Directors” beginning on page 28. The risk factors considered by the board of directors included the following:

•

the inability to complete the Merger if we do not obtain the approvals of the Maine Public Utilities Commission, the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission or such clearances or approvals are obtained with conditions that one or more parties are not required to agree to under the Merger Agreement;

•	the effect of the announcement of the Merger on our business and customer relationships, operating results and business generally, including our ability to retain key employees;

•	the amount of the costs, fees, expenses and charges related to the Merger; and

•

MAM’s liability in the event of the termination of the Merger Agreement under certain circumstances, for a $2 million termination fee and up to $1 million for expense reimbursement. See “The Merger Agreement—Effective Time” and “The Merger Agreement—Termination Fees and Expenses; Other Remedies” beginning on page 66.

The board of directors also recommends that you vote “FOR” the election of Richard G. Daigle, David N. Felch and Brian N. Hamel to the board of directors, and “FOR” the proposal to ratify the selection of Caturano and Company, P.C. as the Company’s independent auditor for the current fiscal year.

Interests of MAM’s Directors and Executive Officers in the Merger (Page 41)

In considering the recommendation of the board of directors, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder and that may present actual or potential conflicts of interest, including the following:

•

Each of our current executive officers is covered by the terms of one of our forms of management retention agreements that provide certain severance payments and benefits in the case of the executive officer’s termination of employment under certain circumstances on or following a change of control. Under letter agreements signed at the same time as the Merger Agreement, the terms of the agreements that did not extend through the end of 2011 were extended to December 31, 2011, the base on which severance is computed was reduced, and a change was made to provide that if any executive resigns on or after June 1, 2011 through December 31, 2011, for any reason, that resignation will be treated like a termination for “Good Reason,” entitling that executive to severance benefits;

•	Some awards to executives under the 2010 Executive Compensation Plan (the “2010 Plan”) were accelerated to the closing of the Merger, and one element was reduced;

•

Those directors who have elected to defer all or a portion of their fees and have the deferral deemed invested in MAM stock will gain from the vesting of their benefit and the increase in the price to $45.00 per share; the value of the largest account on December 31, 2009 was $546,164.42; and

•

The Merger Agreement provides for indemnification arrangements for each of our current and former directors and executive officers that will continue following the effective time of the Merger, as well as insurance coverage covering such director or executive officer’s service to MAM as a director or executive officer that will continue for six (6) years following the effective time of the Merger.

The board of directors was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the Merger and the recommendation that our stockholders vote in favor of the proposal to adopt the Merger Agreement.

Opinion of Financial Advisor (Page 32)

KeyBanc Capital Markets, Inc. (“KeyBanc”) delivered its opinion to the board of directors that, as of March 11, 2010, and based upon and subject to the factors and assumptions set forth therein, the $45.00 per share in cash to be paid to the holders (other than BHI or any of its affiliates) of shares (other than shares of restricted stock) of common stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of KeyBanc, dated March 11, 2010, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion, is attached as Annex B. KeyBanc provided its opinion for the information and assistance of the board of directors in connection with its consideration of the Merger. KeyBanc’s opinion is not a recommendation as to how any holder of common stock should vote with respect to the Merger or any other matter. Pursuant to an engagement letter between KeyBanc and us, we have paid KeyBanc a retainer fee of $300,000 for its role as financial advisor to the Company in connection with the merger, and a fairness opinion fee of $300,000 for its delivery of the fairness opinion. Under the terms of the engagement letter, a transaction fee of approximately $1.6 million, net of the retainer fees already paid, is payable upon consummation of the Merger.

Regulatory Approvals (Page 44)

The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder by the Federal Trade Commission (“FTC”), provide that transactions, such as the Merger, may not be completed until notification and report forms have been filed with the FTC and the Antitrust Division of the Department of Justice (“DOJ”) and the applicable waiting period has expired or been terminated. MAM and BHI filed notification and report forms under the HSR Act with the FTC and the Antitrust Division of the DOJ on April 23, 2010. Early termination of the waiting period was granted on May 7, 2010.

The Merger is also subject to approval by the Maine Public Utilities Commission, the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission.

Except for these filings and the filing of a certificate of merger in Maine at or before the effective date of the Merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the Merger Agreement or completion of the Merger.

Conditions to the Closing of the Merger (Page 64)

Each party’s obligation to effect the merger is subject to the satisfaction or waiver of certain customary closing conditions in addition to the following:

•	stockholder approval;

•	the expiration of the Hart-Scott-Rodino Act waiting period (already occurred);

•	the absence of any legal restraints; and

•	certain regulatory approvals.

BHI and Merger Sub will not be obligated to effect the merger unless the following conditions have been satisfied or waived by BHI and Merger Sub:

•	our representations and warranties are accurate to the extent required by the Merger Agreement;

•	we have performed and complied with all covenants as required by the Merger Agreement at or prior to the closing;

•	lack of certain pending or threatened claims, suits, actions or proceedings relating to the transactions;

•	there being no pending or threatened claim, suit, action or proceeding that would be reasonably likely to prevent the Merger from going forward or to cause other material hardship;

•	stockholders holding no more than 20% of our shares have exercised appraisal rights;

•	certain regulatory approvals; and

•	the receipt of orders from the Maine Public Utilities Commission allowing the Merger to go forward.

We will not be obligated to effect the merger unless the following conditions have been satisfied or waived:

•	BHI’s and Merger Sub’s representations and warranties are accurate to the extent required by the Merger Agreement; and

•	BHI and Merger Sub have performed and complied with all covenants as required by the Merger Agreement at or prior to the closing.

Limitation on Considering Other Acquisition Proposals (Page 59)

We have agreed not to solicit, initiate, encourage, negotiate or discuss or enter into any contract, directly or indirectly, that would lead to any takeover proposal. We also agreed to cease all other activities, discussions and negotiations relating to other takeover proposals.

However, in limited circumstances, we are allowed to share information and provide access to our properties, books and/or records (under the terms of a confidentiality agreement) to any person that makes an unsolicited offer if we determine (in good faith) that such offer is superior and necessary to comply with our fiduciary duties.

Further, we are required to advise BHI, orally and in writing, within twenty-four hours if any proposal, offer or other contact is received by us in connection with any takeover proposal. We must indicate the identity of the person and specify the terms and conditions of any proposals or offers or the nature of any inquiries or contacts. We also must keep BHI promptly informed of material developments and the status of the discussions and negotiations.

Board Recommendation and Adverse Recommendation Change

The Merger Agreement restricts the board of directors from making an adverse recommendation change or taking any adverse action, each as further described in the section titled “The Merger Agreement—Limitation on Considering Other Acquisition Proposals,” except in certain circumstances under which it is permitted. If the board of directors does intend to take an adverse action, we must give BHI five business days’ advance written notice, when possible, and specify the terms and conditions of any superior proposal or the details of any intervening event.

The terms “takeover proposal,” “superior proposal,” “adverse recommendation change,” “adverse action,” “excluded matter” and “intervening event” are defined beginning on Page 60.

Termination of the Merger Agreement (Page 65)

Termination by both or either BHI or MAM

BHI and MAM can terminate the Merger Agreement under certain circumstances, including:

•	by mutual written consent;

•	if the merger has not been consummated on or before December 31, 2010 (we refer to this date as the “walk-away date”);

•	if any order or ruling prohibits the consummation of the merger or a law or regulation makes the completion of the merger illegal; and

•	if stockholder approval has not been obtained at the stockholders meeting.

The above-mentioned termination rights are not available to a party if such termination right was triggered by such party’s failure to perform its obligations under the Merger Agreement.

Termination by BHI

BHI can terminate the Merger Agreement under certain circumstances, including:

•

if MAM breaches or fails to perform any of its representations, warranties, covenants or agreements such that the related closing conditions would not be satisfied (unless such breach is cured within thirty calendar days following receipt of written notice from BHI);

•	if an adverse recommendation change or adverse action occurred; or

•	if, after the date of the Merger Agreement, a material adverse effect has occurred.

Termination by MAM

We can terminate the Merger Agreement under certain circumstances, including:

•

if BHI breaches or fails to perform any of its representations, warranties, covenants or agreements such that the related closing conditions would not be satisfied (unless such breach is cured within thirty calendar days following receipt of written notice from MAM); or

•

if, prior to our stockholder meeting, the board of directors authorizes us to enter into a letter of intent or other agreement related to a superior proposal and (i) we terminate the Merger Agreement, (ii) we enter into an agreement for such superior proposal and (iii) we pay BHI the termination fee and expense reimbursement required under the Merger Agreement.

Termination Fees and Expenses; Other Remedies (Page 66)

In certain circumstances, the Merger Agreement requires us to pay BHI a termination fee of $2,000,000. These circumstances include, but are not limited to, the following:

•	we terminate the Merger Agreement as a result of our board of directors authorizing us to enter into a superior proposal agreement and we enter into that superior proposal agreement;

•

we receive a takeover proposal and, for certain reasons, the Merger Agreement is subsequently terminated (provided that, in any such case, MAM enters into a definitive agreement or consummates a transaction contemplated by any takeover proposal within twelve months of termination of the Merger Agreement);

•	BHI terminates the Merger Agreement as a result of our material, willful breach or failure to comply with, the non-solicitation provisions of the Merger Agreement; or

•	BHI terminates the Merger Agreement as a result of an adverse recommendation change or adverse action.

The Merger Agreement requires that we reimburse BHI for its deal expenses in an amount up to $1,000,000 if:

•

BHI or MAM terminates the Merger Agreement because the stockholder approval of the merger is not obtained at the annual stockholder meeting in circumstances in which we are not obligated to pay BHI a termination fee; or

•

the Merger Agreement is terminated by BHI due to our breach or failure to perform any of our representations, warranties, covenants or agreements such that the related closing conditions would not be satisfied in circumstances in which we are not obligated to pay BHI a termination fee.

The termination fee and expense reimbursement are BHI’s sole and exclusive remedies against MAM, except that BHI may be entitled in certain circumstances to other legal remedies as well.

Procedure for Receiving Merger Consideration (Page 52)

Promptly following the effective time of the Merger, a payment agent will mail a letter of transmittal and instructions to you and the other MAM stockholders. The letter of transmittal will tell you how to surrender your stock certificates in exchange for the merger consideration. You should not return your stock certificates with the proxy card. Instead, you should return your stock certificates with the letter of transmittal.

Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders (Page 47)

The exchange of shares of common stock for cash in the Merger by a U.S. person (as defined herein) will be a taxable transaction for U.S. federal income tax purposes, and generally will also be a taxable transaction under applicable state, local and non-U.S. tax laws. In general, a stockholder whose shares of common stock are converted into the right to receive cash in the Merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares and the stockholder’s adjusted tax basis in such shares. Gain or loss must be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction). Such gain or loss will be long-term capital gain or loss provided that a stockholder’s holding period for such shares is more than twelve (12) months at the time of the consummation of the Merger. Long-term capital gains of individuals are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses. We recommend that you consult your own tax advisors as to the particular tax consequences to you of the Merger, including the effect of U.S. federal, state and local tax laws or non-U.S. laws. See “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders” beginning on page 47 for a more detailed description of the U.S. federal income tax consequences of the Merger.

Appraisal Rights (Page 53)

Under Maine law, holders of common stock who do not vote in favor of the proposal to adopt the Merger Agreement will have the right to seek appraisal of the fair value of their shares of common stock as determined by the Maine Superior Court, Aroostook County, if the Merger is completed, but only if they comply with all requirements of Maine law, which are summarized in this proxy statement. The judicially determined appraisal amount could be more than, the same as or less than the merger consideration. Any holder of common stock intending to exercise appraisal rights, among other things, must submit a written demand for an appraisal to us before the vote on the proposal to adopt the Merger Agreement and must not vote or otherwise submit a proxy in favor of adoption of the Merger Agreement and must otherwise strictly comply with all of the procedures required by Maine law. Your failure to follow exactly the procedures specified under Maine law will result in the loss of your appraisal rights. A copy of the relevant chapter of Maine law is attached hereto as Annex C.

Market Price of Common Stock (Page 29)

Our common stock is listed on NYSE Amex under the trading symbol “MAM.” The closing sale price of common stock on NYSE Amex on March 11, 2010, the last trading day before the execution of the Merger Agreement, was $32.00. The $45.00 per share to be paid for each share of common stock in the Merger represents:

•	a premium of approximately 40% to the closing share price on March 11, 2010;

•	a premium of approximately 38% to the average closing price for the one-month period ending March 11, 2010;

•	a premium of approximately 32% to the average closing price for the three-month period ending March 11, 2010; and

•	a premium of approximately 29% to the average closing price for the one-year period ending March 11, 2010.

•	No shares have traded above $39 per share in the last year and only 1.1% of shares have traded above $45 in the last 5 years.

•	In the last 5 years, there have been only 7 days where the stock has closed at $45 per share or higher.

The closing sale price of common stock on NYSE Amex on [—], 2010, the last trading day before the date of this proxy statement, was [—].

THE PARTIES TO THE MERGER

Maine & Maritimes Corporation

Maine & Maritimes Corporation (NYSE Amex: MAM) is the parent company of Maine Public Service Company, a regulated electric transmission and distribution utility serving approximately 36,000 electricity customer accounts in Northern Maine. MAM is also the parent company of MAM Utility Services Group, an unregulated corporation that provides electrical services, including transmission line and substation design and construction. Corporate headquarters are located in Presque Isle, Maine.

For more information about MAM, please visit our website at www.maineandmaritimes.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement and therefore is not incorporated by reference. See also “Where You Can Find More Information” beginning on page 93. Our common stock is publicly traded on NYSE Amex under the symbol “MAM.” MAM’s principal executive offices are located at 209 State Street, PO Box 789, Presque Isle, ME 04769-0789 and our telephone number is (207) 760-2499 or (877) 272-1523.

Emera

Emera Inc. (EMA-TSX) is an energy and services company with $5.3 billion in assets. Electricity is Emera’s core business. Approximately 94% of Emera’s revenues are earned by Nova Scotia Power Inc (NSPI), Bangor Hydro Electric Company (BHE) and the Brunswick Pipeline. NSPI and BHE are wholly-owned regulated electric utilities which together serve 603,000 customers. The Brunswick Pipeline is a 145 km gas pipeline in New Brunswick. Emera also owns 19% of St. Lucia Electricity Services Limited, which serves more than 50,000 customers on the Caribbean island of St. Lucia and 25% of Grand Bahama Power Company which serves 19,000 customers on the Caribbean island of Grand Bahama. In addition to its electric utility investments, Emera owns Bayside Power, a 260 MW gas-fired power plant in Saint John, New Brunswick; Emera Energy Services, a physical natural gas and power marketing and asset management business; a joint venture interest in Bear Swamp, a 600 megawatt pumped storage hydro-electric facility in northern Massachusetts; a 12.9% interest in the Maritimes & Northeast Pipeline; and an 8.2% interest in Open Hydro. Emera’s website address is www.emera.com.

BHE Holdings Inc.

BHE Holdings Inc. (BHI), a Delaware corporation and wholly-owned subsidiary of Emera Inc., owns all of the outstanding stock of Bangor Hydro Electric Company, a Maine corporation, and all the outstanding stock of BHE Holding Sub One Inc, a Maine corporation. BHE Holdings Inc.’s principal executive offices are located at 970 Illinois Avenue, Bangor, Maine 04402.

BHE Holding Sub One Inc.

BHE Holding Sub One Inc., a Maine corporation and wholly-owned subsidiary of BHI, was formed solely for the purpose of consummating the Merger. BHE Holding Sub One Inc. has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. BHE Holding Sub One Inc.’s principal executive offices are located at 970 Illinois Avenue, Bangor, Maine 04402.

THE ANNUAL MEETING OF

MAINE & MARITIMES CORPORATION

Date, Time and Place

The meeting will be held on [—], at 9:30 a.m., Eastern Daylight Time, at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769.

Purpose

At the meeting, MAM’s stockholders will be asked to vote on the following proposals:

•	to adopt the Merger Agreement among BHI, Merger Sub and MAM;

•	to approve the adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the meeting;

•	to elect to the MAM board of directors each of the nominees for director named in this proxy statement/prospectus;

•	to ratify the appointment of Caturano and Company, P.C. as MAM’s independent registered public accounting firm for 2010.

Record Date, Outstanding Shares, and Voting Rights

The board of directors has fixed the close of business on [—], as the record date for the annual meeting or any adjournment or postponement thereof. Only stockholders who were record owners of shares of our common stock, at the close of business on the record date, are entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement thereof. As of [—], [—] shares of our common stock were issued and outstanding.

The common stock is the only class of stock entitled to vote at this meeting and all common stockholders are entitled to one vote for each share held on all matters, except that in the election of directors, each common stockholder upon proper notice is entitled to cumulative voting. For cumulative voting, each common stockholder will be entitled to as many votes as shall equal the number of shares held on the record date multiplied by the number of directors to be elected, and each stockholder may cast all of their votes for a single director or distribute them among the total number of directors to be elected or among any number of directors as they may see fit.

In connection with the election of directors, if any common stockholder gives notice to the Secretary of MAM not less than 48 hours before the time set for the meeting of the stockholders of his or her intention to vote cumulatively, all common stockholders in the same voting group shall be entitled to cumulate their votes on election of directors without giving further notice. Any common stockholder who wishes to vote cumulatively, but who will not be present at the meeting, should give written notice to the Secretary of MAM of such intention before the meeting and should clearly indicate in writing on the accompanying proxy the director or directors for whom he or she wishes to vote and the number of votes he or she wishes to distribute to each such director. If no written indication is made on the proxy, the votes will be evenly distributed among all nominees.

Vote Required for Proposals

To adopt the Merger Agreement, the holders of a majority of the shares of MAM common stock outstanding and entitled to vote at the annual meeting, must vote in favor of adoption of the Merger Agreement. Because approval requires the affirmative vote of a majority of the shares outstanding, a MAM stockholder’s failure to vote or an abstention will have the same effect as a vote against adoption of the Merger Agreement.

If a quorum is present, the three nominees who receive a plurality of the votes cast at the annual meeting will be elected. Broker non-votes and votes that are withheld will have no effect on the results of the vote for the election of directors.

If a quorum is present, all other matters on the agenda will be decided by a majority of votes cast on such proposal.

Voting Your Proxy

You are a shareholder of record if your shares of our stock are registered directly in your own name with our transfer agent, Computershare Investor Services (“Computershare”), as of the record date. You are a beneficial owner if a brokerage firm, bank, trustee, or other agent (called a “nominee”) holds your stock. This is often called ownership in “street name” because your name does not appear in the records of Computershare.

As a shareholder of record, if you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters. If you hold your shares in street name, and you do not provide instructions on how to vote, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes,” as described below.

Properly executed proxies received prior to the meeting and not subsequently revoked in the manner described below, will be voted in accordance with the instructions on such proxies. Our proxy tabulator, Computershare, must receive any proxy that will not be delivered in person to the annual meeting by 9:00 a.m., Eastern Daylight Time, on [—].

Voting Your Shares in Person

You may vote shares held directly in your name as the stockholder of record in person at the annual meeting. If you choose to vote in person at the annual meeting, please bring the enclosed card and proof of identification with you to the annual meeting.

If your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the meeting, you must obtain from the record holder a legal proxy or broker’s proxy card and bring it to the annual meeting.

Revocability of Proxies

Even after you have submitted your proxy, you may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy to our Clerk, by subsequently filing another proxy bearing a later date, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not automatically revoke a stockholder’s prior proxy.

Any written notice revoking a proxy should be addressed to Maine & Maritimes Corporation, PO Box 789, Presque Isle, Maine, 04769-0789, Attention: Clerk, or hand delivered to the Clerk of the Company at the annual meeting, at or before the taking of the vote. If you own your shares in street name, your bank or brokerage firm should provide you with appropriate instructions for changing your vote.

Voting Quorum, Abstentions, and Broker Non-Votes

In order to transact business at the annual meeting, a “quorum” must be present. A quorum is constituted by the presence, in person or by proxy, of shareholders representing a majority of the total number of outstanding shares as of the record date entitled to vote at the annual meeting.

Abstentions and broker non-votes are included in the number of shares present at the meeting for purposes of determining a quorum. However, they are not counted as votes cast and, therefore, will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted on a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Proposal (1) to elect the nominees to the board of directors is a non-routine matter. Therefore, if your shares are held in street name and you do not provide instructions as to how your shares are to be voted, your broker will not be able to vote your shares on this proposal. We urge you to provide instruction to your broker so your votes may be counted on this important matter.

Solicitation of Proxies and Expenses

The accompanying proxy is solicited by and on behalf of the board of directors, and the cost of such solicitation will be borne by the Company. The Company has retained Georgeson, Inc. (“Georgeson”) to assist with the solicitation of proxies for a fee not to exceed $7,500, plus reimbursement of out-of-pocket expenses. Georgeson may solicit proxies by personal interview, mail, telephone, and electronic communications, and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. Solicitations also may be made by personal interview, telephone, and electronic communications by directors, officers and other employees of the Company without additional compensation.

PROPOSAL 1

THE MERGER

Background of the Merger

In pursuing their strategies for enhancing shareholder value, the board of directors and management of MAM regularly evaluate MAM’s business and operations, as well as the Company’s strategic direction and prospects. In that regard, management has from time to time discussed potential transactions, including possible business combinations with other companies. Robert Hanf (“Hanf”), the Chief Executive Officer of Bangor Hydro Electric Company (“BHE”), and Brent M. Boyles (“Boyles”), MAM’s President and Chief Executive Officer, have from time to time informally discussed potential business combinations involving BHE and the Company. Prior to the current proposed merger, none of those discussions progressed beyond the preliminary stage or resulted in any specific proposals.

As described in this section, the following members of the MAM Board of Directors, members of MAM management, and outside representatives attended all meetings of the MAM Board of Directors and Strategic Planning Committee, unless otherwise noted:

•	MAM Board of Directors: Robert Anderson, Michael Caron, Richard G. Daigle, D. James Daigle, David N. Felch, Deborah Gallant, Nathan L. Grass, Brian Hamel, and Lance Smith;

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MAM Management: Brent M. Boyles, Chief Executive Officer; Michael I. Williams, Chief Financial Officer; Patrick C. Cannon, General Counsel; Tim Brown, Vice President Engineering and Operations; Randi Arthurs, Controller; and Michael Eaton, Vice President Information Technology and Customer Service; and

•	Outside Representatives: James L. Costello, Curtis Thaxter; and Thomas Stafford, KeyBanc Capital Markets.

During the course of 2009, the Company had been engaged in an evaluation of its strategic position and prospects for creation of shareholder value. Specifically, the Strategic Planning Committee of the MAM Board of Directors was considering a range of options, including maintaining its current business strategy and/or pursuing a potential sale of the Company. Since 2003, the Strategic Planning Committee has consisted of all members of the MAM board, and included all members of the MAM board for all meetings described in this section. Among other things, its purpose is to consider the long-term prospects and plans of the Company, and to steer the Company toward long-term generation of shareholder value. The Committee’s in-depth analysis of alternatives during this timeframe was driven in part by the following factors:

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Maine Public Service Company’s free cash flow from stranded costs would trail off in a matter of a few years. In order to improve (or maintain) shareholder value, the Company would need to replace that cash flow by finding new sources of revenue.

•	MAM’s past experience with attempts to grow the Company through non-core ventures and business acquisitions, which had proven unsuccessful.

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MAM’s recent attempts to grow the Company through the Company’s business unit, MAM Utility Services Group (“MAM USG”), which had not yielded the returns expected, but had showed modest signs of progress as a start-up entity. Beginning in 2009, MAM USG submitted bids on three wind farm projects. In September 2009, MAM USG was tentatively awarded the bid for one of those projects, and began work on the design of the electrical systems. That project was subsequently suspended due to the owner’s failure to obtain a power purchase agreement; though the project remains suspended, it is anticipated that construction may begin in July 2010. In Fall 2009, MAM USG was given an opportunity to bid on work related to a second wind project. MAM USG prepared and submitted a bid proposal. Prior to learning the results of that bid process, MAM USG was notified that the project was on hold pending a court decision expected sometime in the Spring of 2010. MAM USG also bid a third wind project but was not selected for that project.

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MAM’s experiences in attempting to develop a transmission line and the prospects for renewable energy project development within its territory. In 2008, Maine Public Service Company (“MPS”), a wholly owned subsidiary of MAM, had joined with Central Maine Power Company (“CMP”) in planning development of a 200-mile 345 kV transmission line to connect with the southern Maine grid; such project is referred to as the Maine Power Connection project (“MPC Project”). The MPC Project, however, suffered serious regulatory and commercial setbacks in 2008 and in early 2009, which rendered the project less likely to be completed in its originally proposed form, or at best substantially delayed. In addition, MAM and CMP jointly approached certain federal elected representatives in the summer of 2009 to pursue the prospect of a tax credit for development of a transmission line. Those representatives did not introduce such a proposal.

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Difficulty in achieving financial and operational success in a scaled-down version of the transmission project, specifically an approximately $35 million to $40 million Elective Transmission Upgrade, as opposed to the approximately $184 million socialized project envisioned as part of the original MPC Project.

The Company believed that in order to maintain or improve long-term shareholder value, particularly in light of the trailing off of revenue from stranded costs over the next several years, the Company would have to find a way to succeed in its transmission development activities on the scale contemplated in the original MPC Project, grow the Company through projects sold and developed at MAM USG, or consider a sale of the Company. (Currently, MPS is prevented by Maine statute from reengaging in power generation.)

In May 2009, Hanf contacted Boyles by telephone, to discuss the possibility of a merger of BHE with MAM. Hanf and Boyles informally discussed the possibility of a merger, but no price or formal offer was provided. Hanf and Boyles did not discuss continuing employment for MAM management during their May 2009 telephone conference.

On June 12, 2009, the MAM board of directors held a regularly scheduled meeting. Boyles reported on his telephonic discussion with Hanf. The board, anticipating that BHE might initiate more formal merger discussions and at the same time recognizing its need to better understand the value of the Company in evaluating its strategic plans, instructed management to identify investment banks which might be able to advise the Company generally regarding strategic matters, valuation and any potential acquisition or merger proposal.

Management developed a comprehensive list of factors it considered desirable in an investment banking advisory firm, initially considering 13 different investment banks. Management ultimately contacted three investment banks and asked them to present to management their qualifications.

In early July 2009, Hanf again contacted Boyles by phone to discuss the possibility of a merger of BHE with MAM. Hanf and Boyles again informally discussed the possibility of a merger, but no price or formal offer was provided.

On July 13, 2009, KeyBanc Capital Markets (“KeyBanc”) representatives Mike Papadakis, Tom Stafford and Andy Redinger, gave a presentation to Messrs. Boyles, Williams and Cannon, and Dave Felch, Chairperson of the Audit Committee, regarding its qualifications, among other things.

On July 16, 2009, the Strategic Planning Committee met. Boyles reported to the Committee on his conversation with Hanf earlier that month. Among other things, the Committee reviewed some of the work it had performed to date, including engaging in a discussion of the Company’s fiduciary duties to shareholders in connection with any potential transaction, a review of valuation analyses, and a review of going private alternatives for the Company. The Committee also reviewed and discussed management’s work in identifying an investment bank to advise the Company and, based on management’s work as well as KeyBanc’s previous work for the Company, agreed with management’s recommendation to select KeyBanc to advise the Company.

On July 20, 2009, representatives of BHE’s management, including Mr. Hanf and Gerry Chasse, met with Messrs. Boyles, Cannon, Williams and Brown in Presque Isle, Maine, to discuss matters affecting the utilities, but did not discuss the prospect of a business combination.

On July 21, 2009, Hanf again contacted Boyles by telephone, and informed Boyles that BHE (or another wholly-owned subsidiary of Emera, Inc., BHE’s ultimate parent) had continued interest in discussing a combination with MAM. Boyles informed Hanf that MAM’s board of directors was not currently considering a merger or sale of the Company.

On August 4, 2009, Hanf sent a letter to Boyles, containing a non-binding cash proposal from BHE’s parent company, BHE Holdings, Inc. (“BHI”), to acquire 100% of the outstanding capital stock of MAM at an indicative price range of $41 to $43 per common share (subject to due diligence), with no financing contingency. The price was stated to be based solely on public information. BHI asked for an agreement to negotiate exclusively with MAM for a period of 45 days. The letter disclosed that BHI had engaged RBC Capital Markets (“RBC”) as a financial advisor. In the offer letter, BHI mentioned the prospect of continuing employment for certain members of management and continuing board membership for MAM’s directors following a merger. Hanf and Boyles subsequently agreed that Boyles would bring the matter to the Board’s attention during its regularly scheduled meetings on August 14-15, 2009.

Boyles promptly alerted Richard Daigle, Chairperson of MAM board of directors, about BHI’s unsolicited proposal and they agreed that the matter would be discussed with the board during the regularly scheduled August 2009 board meetings. Boyles also informed KeyBanc, MAM’s General Counsel, Patrick C. Cannon, and MAM’s outside counsel, Curtis Thaxter Stevens Broder & Micoleau LLC (“Curtis Thaxter”) of the proposal.

Management retained KeyBanc shortly after the July 16 meeting. KeyBanc began work on its engagement immediately thereafter. We understand KeyBanc also began preparing a formal engagement letter around that time, which ultimately was agreed to and signed by the parties on August 28, 2009.

On August 14, 2009, during its regularly scheduled meeting, the board received advice from Mr. Cannon and Curtis Thaxter regarding the proposal and the board’s fiduciary obligations. Also at that meeting, management, based on discussions with KeyBanc earlier that week, discussed various aspects of the proposal, and KeyBanc’s preliminary valuation analysis of the Company (based upon publicly available data) and described three potential courses of action for the Company to consider (maintaining its current business plan, pursuing a sale to BHI, or engaging in a market check process involving KeyBanc approaching multiple qualified buyers on a confidential basis in order to assist the Company in determining whether it should pursue a strategic transaction). Also at that meeting, management advised the board that KeyBanc’s recommended course of action was to explore the market for potential bidders and obtain information which would allow MAM to determine whether it should pursue such a strategic alternative.

The board then convened an executive session to discuss the BHI proposal and to consider what steps should be taken to maximize shareholder value. After considerable deliberation, the board authorized management to engage KeyBanc to provide further advice on its current valuation and corporate strategy, a process that would entail, among other things, KeyBanc performing a market valuation check on the Company by contacting a range of qualified buyers on a confidential basis, providing interested buyers with access to non-public Company information on a confidential basis, and soliciting indicative bids for the Company. Acting on the advice of KeyBanc, the board authorized management to keep BHI engaged by inviting them to participate in the process. The board instructed Boyles to have KeyBanc identify potential buyers, take appropriate steps to ensure confidentiality and proceed with the market check. The board also explained to Boyles that the process was being undertaken to assist the board in evaluating its corporate strategy, without intending to place MAM on the market. The board further determined that the Company should carefully evaluate its strategic alternatives, including by evaluating, among other things, the prospects for its continuing efforts to develop a transmission line connecting northern Maine to the rest of the State and the prospects for the Company’s MAM USG subsidiary, which had been operating since September 2007.

Following this meeting on August 14, Boyles informed Hanf that MAM declined to enter into an exclusivity agreement.

During the week of August 17, 2009, KeyBanc developed a list of 15 potential buyers for the Company consisting of 7 financial buyers which were infrastructure and asset management funds, and 8 strategic buyers which were other utilities and/or utility holding companies, including BHI. During the week of August 24, 2009, after reviewing the list with management, KeyBanc began the process of contacting each of the 15 potential buyers it identified, requesting that each execute a confidentiality agreement and provide indications of interest, together with indicative bids.

On August 28, 2009, following negotiation of an engagement letter, the Company formally retained KeyBanc to advise it generally regarding strategic alternatives and the growth of shareholder value.

Nine of the fifteen potential buyers contacted by KeyBanc, including BHI, indicated potential interest and executed a confidentiality agreement. The confidentiality agreement entered into with eight of the potential bidders included “standstill agreements,” which remain in effect and, among other things, prohibit the potential bidders from making an offer to purchase the Company directly to the Company’s shareholders. On or about September 7, 2009, KeyBanc made available to each of those potential buyers through an online data room selected non-public financial information, including certain financial projections prepared by management with KeyBanc’s assistance and disclosed herein in the section entitled “Certain Financial Projections,” and other data on a confidential basis, and began confidential discussions with those potential buyers concerning a potential transaction with the Company. The Company communicated a deadline of October 28, 2009, by which these potential buyers needed to submit indications of interest.

On September 17, 2009, the board met and management updated the board on the evaluation and due diligence process. The board also received a report from management regarding the MAM USG business. Management reported that MAM USG had not succeeded in booking any wind projects in 2009 (MAM USG had constructed the electrical systems for two wind projects in 2008), or any contracts related to the proposed fiber optic project for northern Maine, which had not proceeded in any significant fashion.

On September 30, 2009, a potential financial buyer that had been contacted by KeyBanc (“Company A”) communicated to KeyBanc an indicative bid of $41 per share. The concerns Company A expressed related to the fact that MAM had been unable to provide historical or projected financial information for the MPC Project or secure regulatory approval for the MPC Project and that it could not be assumed with sufficient certainty that a potential scaled-down transmission line project would come to fruition. Other potential bidders expressed similar concerns regarding the valuation of potential transmission opportunities. Management provided potential bidders with internal confidential Company information regarding transmission opportunities, and KeyBanc offered in response to the expression of these concerns to make management available to further discuss with potential bidders the transmission opportunities. In response to this offer, several potential bidders, including Company A, held subsequent diligence meetings with management.

On October 5, 2009, in response to reports of marketplace rumors that MAM was for sale, the Company issued a statement on SEC Form 8-K explaining that the Company had retained KeyBanc as its financial advisor to assist the Company in exploring and evaluating strategic alternatives, but that, at such time, the Company had not made a decision to pursue any specific transaction or other strategic alternative. The Company believed it was appropriate to issue this statement because KeyBanc’s ongoing market check was an attempt to obtain information regarding the Company’s value and strategic options, and the board had not decided that the Company should be sold.

Also on October 5, 2009, Messrs. Boyles, Williams and Cannon from MPS and Messrs. Chasse, Hanf and Greg Blunden, and Peter Dawes from BHI, along with representatives of KeyBanc and RBC, met in Caribou, Maine. The parties discussed various due diligence issues, including opportunities for a transmission project.

On October 14, 2009, KeyBanc and Messrs. Boyles and Cannon met telephonically with representatives of another potential strategic buyer that had been contacted by KeyBanc (“Company B”) to answer due diligence questions, including concerning transmission opportunities.

On October 23, 2009, KeyBanc and Messrs. Boyles, Williams and Cannon met with representatives of Company A. Company A indicated that while it had some remaining interest in a transaction, its focus was largely on transmission opportunities and, based on what it had learned in due diligence thus far, it would be unlikely to be able to support a price of $41 per share as the value of MAM’s transmission opportunities was too speculative.

On October 26, 2009, Hanf sent Boyles another written acquisition proposal, this time with an indicative price of $42 per share, again with no financing contingency. In the offer letter, BHI mentioned the prospect of continuing employment for certain members of management and continuing board membership for MAM’s directors following a merger. This proposal was also subject to due diligence, but by this time BHI had access to a large volume of confidential information due to the process KeyBanc was conducting and the availability of the data room, and the letter stated the belief that due diligence could be completed and a definitive agreement reached within two weeks. BHI also asked for an agreement to negotiate exclusively with MAM for a period of 30 days.

Various other discussions with potential buyers took place from approximately September 7 through October 28, 2009, during which time, among other things, KeyBanc answered numerous questions. At least two of the bidders involved in the process noted that quantifying the value of the scaled-down MPC project and transmission opportunities generally was challenging, given the uncertainty surrounding the prospects for success of such a project and its ultimate value, which made it difficult or impossible for them to make a bid for the Company.

On October 28, 2009, Company B communicated to KeyBanc an indicative bid of $38-44 per share. Company B indicated that its offer was tentative, would be subject to considerably more due diligence, and that the bid range might not hold if negotiations proceeded.

On October 29, 2009, the board held a Strategic Planning Committee meeting and discussed with KeyBanc representatives Stafford, Papadakis and Redinger, among other things, the indicative bids received and KeyBanc’s financial analysis of those bids.

KeyBanc described to the Strategic Planning Committee the three expressions of interest and the relative impact to shareholders of those proposals. Based on its discussions with BHI, Company A and Company B, KeyBanc informed the board that while BHI indicated that it had a high level of interest in a potential combination, Companies A and B expressed considerably lower levels of interest. Specifically, Company A had indicated to KeyBanc that its indicative bid and interest in the transaction was driven primarily by potential future transmission opportunities, which it now considered remote and impossible to value based on its due diligence and a meeting with MAM management, which were both conducted subsequent to its expression of interest. As such, Company A’s indication of interest at $41 appeared unlikely to be actionable. KeyBanc further reported that it had learned during discussions with Company B that Company B’s response was tentative, would be subject to extensive additional due diligence and evaluation of the Company’s electric utility operations, and that the pricing might not hold should the parties pursue negotiations. The Committee engaged in extensive discussion regarding these proposals and KeyBanc’s financial analysis of the proposals. Among other things, the Committee observed that the range of preliminary valuation estimates for the Company presented by KeyBanc had declined as compared to prior preliminary valuation estimates for the Company. KeyBanc and management explained to the Committee that KeyBanc’s earlier, preliminary estimates had assumed that cash flows from stranded costs would continue perpetually, when in fact they would decline substantially by 2012. The change in valuation estimates for the Company resulted from a correction of this assumption based on the Company’s internal stranded cost data (the corrected data had been made available to potential bidders).

KeyBanc reviewed a number of options for the Company to consider, including maintaining the status quo and not pursuing a merger, negotiating exclusively with BHI, inviting Company B to conduct further due diligence to firm up its bid and/or a combination thereof. In addition, KeyBanc reviewed potential negotiating strategies, and the benefits and considerations of each potential option. During both the October 29, 2009, and October 30, 2009, meetings, the board also consulted with and received financial reports from MAM financial officers and executive management, and received further advice from in-house and outside counsel regarding the nature of any merger structure and the board’s fiduciary obligations. The board discussed with counsel its fiduciary duties, including its duties of care and loyalty. Management expressed a willingness to continue the sales process during the October 29, 2009 meeting but deferred to the judgment of the board. The board concluded, however, that by discontinuing the market check process, any potential acquirer, including BHE, which had an active interest in pursuing a purchase, would more likely return with a higher offer.

Also on October 29, 2009, the Committee of Independent Directors, consisting of all directors other than Boyles, met and discussed its options. The Independent Directors determined that the Company was not interested in pursuing a sale at the prices and under the terms contained in the indicative bids. When the board as a whole subsequently reconvened on October 30, this decision was presented to management and affirmed as a decision of the entire board. The board therefore instructed management to discontinue the evaluation process and requested KeyBanc to notify BHI and other participants accordingly.

Also on October 30, 2009, Boyles contacted Hanf. He informed Hanf that the board had determined that the Company was not for sale at $42 per share. He also informed Hanf that there were other indicative bids, and that BHI’s bid of $42 per share was not the highest bid. KeyBanc communicated a similar message to BHI’s financial advisors, RBC. During the following week, KeyBanc notified the other participants who had been contacted during the evaluation process that MAM was discontinuing its efforts. KeyBanc also communicated to Companies A and B that the Company was not for sale at the level of their indicative bids.

On or about December 10, 2009, Hanf contacted Boyles by telephone. Hanf informed Boyles that a revised written offer would be delivered shortly and that such offer would represent the highest price BHI was willing to pay for MAM. RBC contacted KeyBanc and delivered a similar message.

On December 10, 2009, MAM received a revised letter proposal from BHI to purchase MAM at $45 per share, with no financing contingency. The new proposal was otherwise on the same terms as the earlier proposal. BHI again asked for an agreement to negotiate exclusively with MAM for a period of 30 days. Mr. Cannon promptly forwarded a copy of the letter to KeyBanc and outside counsel, and asked for their input. Boyles informed the board of the offer, through the Chairperson, and advised Hanf that it would take up the matter with the board during its regularly scheduled board meeting on January 7, 2010.

On January 7, 2010, MAM’s board held a regularly scheduled meeting, during which it discussed BHI’s revised proposal. Michael Williams, the Chief Financial Officer, reported that since October 29, 2009, (when the board made the decision not to proceed with a sale), management had been able to more accurately estimate fourth quarter 2009 and full-year 2009 results. Mr. Williams also observed that, among other things, the BHI offer reflected a substantial premium over the Company’s current book value and trading price on the NYSE Amex of approximately $33 per share. After considering the Company’s estimated 2009 results (which were lower than management had previously estimated for the board in October of 2009), taking into account the uncertain status of the Company’s transmission line development efforts, the lack of any additional contracts for wind projects or the proposed northern Maine fiber optic project for MAM USG, the general uncertainty of successful implementation of the Company’s corporate strategy, the uncertain costs and returns associated with that strategy and the time required to realize positive returns, the board believed the Company should proceed with negotiations with BHI. In addition, in light of Company A’s and Company B’s express reservations regarding their willingness to make firm offers, as discussed above, the board concluded that reengaging with either Company in an attempt to secure a bid in excess of $45 per share would likely not be fruitful and would put at risk the $45 proposal from BHI, and therefore did not do so. The board also considered the fact that the market check process had been thorough, had taken several months, and was completed just six weeks before BHI submitted its new proposal, increasing the offer price to $45 per share. Given that none of KeyBanc’s communications over that several month period with potential bidders other than BHI revealed more than limited interest in purchasing MAM, and that none of the proposed price points were in line with what BHI was offering, the board determined that the most appropriate course of action was to engage BHI in negotiations rather than engaging in a new bid process.

Management recommended entering into an exclusivity arrangement with BHI. Legal counsel provided advice to the board in light of this recommendation and other matters. The MAM board determined that in order to properly evaluate BHI’s increased bid in the exercise of its fiduciary duties, it would need to explore, among other things, whether the bid of $45 per share in cash represented better shareholder value than maintaining the Company’s independence. Thus, the MAM board: (i) instructed management to obtain updated financial valuations from KeyBanc; (ii) instructed management to provide an analysis of its current and potential strategies; and (iii) authorized management to enter into a 30-day exclusivity agreement with BHI. The board further instructed management to clarify with BHI that it was not attempting to signal approval at that time of the price or other aspects of the proposed merger, but rather was entering into the exclusivity agreement in order to retain the offer and permit additional time to explore the proposal and the Company’s alternatives. The exclusivity agreement was entered into on January 7, 2010, for a 30-day period ending on February 6, 2010.

On January 14, 2010, RBC sent KeyBanc a due diligence request list and KeyBanc reorganized its existing electronic data room for additional confirmatory due diligence to be provided by MAM during the exclusivity period at BHI’s request.

On January 15, 2010, BHI’s outside counsel, Weil, Gotshal & Manges LLP (“Weil Gotshal”) sent an initial draft of a merger agreement to MAM and its outside counsel, Curtis Thaxter.

During the following weeks, representatives of BHI and its advisors conducted extensive due diligence on MAM and numerous meetings and teleconferences were held among various representatives and legal advisors to the respective companies regarding diligence matters including, but not limited to, the following:

•	On January 21, 2010, representatives from BHI and MAM discussed operational due diligence questions telephonically.

•	On January 26, 2010, representatives from BHI and MAM toured selected MAM facilities.

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On January 28, 2010, BHI and MAM management and representatives of KeyBanc and RBC met in Bangor, Maine, for an in-depth meeting regarding due diligence matters, and at the Board’s instructions as noted above, to explore more fully the nature of the proposed merger, terms and implications. Also on January 28, 2009, Boyles met privately with Hanf and urged him to increase BHI’s bid above $45 per share, which he explained would likely solidify MAM board support for the transaction, making it more likely that BHI would be able to complete the transaction. Hanf reiterated that $45 per share was BHI’s best and final offer, and would not be negotiated further.

On January 29, 2010, Curtis Thaxter provided preliminary comments on the merger agreement to Weil Gotshal.

On February 5, 2010, MAM and BHI signed an amendment to the exclusivity agreement, extending the exclusivity period to February 20, 2010, with the board’s authorization.

On February 11 and February 12, 2010, MAM’s board held Strategic Planning Committee and Board meetings, respectively, to discuss the results of the due diligence process to date and to receive a briefing from management regarding management’s updated analysis of the Company’s current and potential strategies and management’s views regarding the potential transaction with BHI. KeyBanc participated telephonically and in response to the MAM board’s request on January 7, 2010, provided an update with respect to the due diligence process and discussed recent precedent transaction and trading multiples of comparable public companies.

MAM’s executive management team advised that it believed further discussions with BHI were warranted based in part upon management’s analysis of stand-alone transmission opportunities and of the prospects for MAM-USG. The board considered and approved further discussion with BHI, concluding that further discussion with BHI was in the best interests of the Company and its shareholders.

On February 12, 2010 the MAM board authorized management to continue discussions with BHI and attempt to negotiate a mutually agreeable set of terms at the $45 per share price; the board did not, however, authorize management to enter into an agreement with BHI. While no formal vote was taken, the decision to continue discussions was not unanimous. Two outside directors, Mr. Felch and Mr. Grass, indicated that they believed the Company should not continue to negotiate with BHI and should instead remain independent. Boyles informed the Board that management and Curtis Thaxter would continue to negotiate several key provisions in the agreement.

On February 12, 2010, Hanf informed Boyles that the Board of Emera, Inc. (BHI’s ultimate parent) had approved the proposed transaction at the $45 per share offer price, and authorized Emera, Inc. management to continue negotiations on those terms.

Between February 12-19, 2010, extensive due diligence and work on various provisions of the draft merger agreement continued.

On February 19, 2010, MAM and BHI signed an amendment to the exclusivity agreement, further extending the exclusivity period to March 5, 2010, with the board’s authorization.

On February 23 and 24, 2010, the presidents of both MAM and BHI, together with Messrs. Cannon and Williams and Curtis Thaxter, met in the Boston offices of Weil Gotshal and continued negotiations regarding various issues in the merger agreement, including termination fees and certain representations and closing terms, without coming to agreement. During the course of those meetings, Boyles again attempted to engage Hanf in further negotiations regarding the proposed $45 per share price, explaining to Hanf that an increased bid would likely solidify MAM board support for the transaction and increase its likelihood of closing. Hanf indicated that BHI would not negotiate further and that $45 per share remained BHI’s best and final offer. The meetings were adjourned to allow MAM management to provide an update to and receive further guidance from the MAM board. Also on February 23 and 24, 2010, representatives of BHI made additional due diligence requests, and asked more questions of MAM’s management regarding the scaled-down MPC Project. Weil Gotshal circulated revised drafts of the merger agreement.

On February 26, 2010, MAM and BHI signed an amendment to the exclusivity agreement, further extending the exclusivity period to March 15, 2010.

On February 27, 2010, MAM management provided a draft merger agreement to the MAM board and scheduled a telephone conference call on March 2, 2010, to provide an update and receive feedback. Prior to the conference call, the chairperson of the board and members of the audit committee, including the board’s appointed financial expert, discussed the agreement with management and provided feedback.

On March 2, 2010, the board met telephonically. The board meeting was attended by all directors except Mr. Smith, and Messrs. Boyles, Cannon and Williams, along with representatives from KeyBanc and Curtis Thaxter. Boyles provided a report on the February 23 and 24, 2010, meetings and discussed certain issues requiring resolution, including among other things, provisions regarding deal protections, termination rights, closing conditions, representations and warranties and employee retention matters. Legal counsel provided advice concerning the terms of the agreement and responded to various questions from the board. KeyBanc also answered questions from the board regarding the offer price, whether a higher price was probable and other proposed terms. KeyBanc explained that it believed that a higher price was unlikely to be obtained from BHI or any third party at that time. The board provided comments on the draft agreement and instructed management to continue its discussions with BHI.

On March 8 and 9, 2010, Messrs. Cannon and Costello met with BHE representatives in the Boston offices of Weil Gotshal to continue negotiations and discussions regarding the proposed merger. At these meetings, BHI communicated that, as a condition to entering into a transaction with MAM, BHI required management to amend their pre-existing Change in Control Agreements and awards under the 2010 Executive Compensation Plan in order to induce the management team to run the business and remain with the Company at least until closing, to clarify certain ambiguities in how the terms of the Change in Control Agreements interacted with awards under the 2010 Executive Compensation Plan and to reduce the total potential payouts to management under those arrangements. Management agreed in principal to the proposal. These discussions continued through March 10, 2010, at which time a new draft agreement was circulated to the board for comment. During the evening of March 10, 2010, legal representatives of MAM and BHI concluded discussions and circulated a substantially final draft agreement subject to MAM board approval.

The board of directors held its regularly scheduled Strategic Planning Committee and Board meetings on March 11, 2010. Representatives of Curtis Thaxter and KeyBanc also participated in the meetings. Mr. Cannon and Curtis Thaxter described the results of the continued negotiations with BHI. KeyBanc provided a presentation on the proposed transaction discussing, among other things, the Company’s previous strategic alternatives evaluation process and the status of discussions with BHI. KeyBanc also delivered its oral opinion, which was subsequently confirmed in writing, to the effect that as of the date thereof and based upon and subject to the factors and assumptions set forth in its written opinion, the $45 per share in cash to be received by the holders of common stock pursuant to the Merger Agreement was fair from a financial point of view to such holders. The full text of the written fairness opinion is attached as Annex B. Following these presentations, the board engaged in a discussion and asked various questions of management, KeyBanc, and Curtis Thaxter regarding the proposed merger.

After considering each of the factors described below in “—Reasons for the Merger; Recommendation of the Board of Directors,” by resolution approved by the board of directors, nine of the ten directors voted in favor of the merger. One outside director, Mr. Felch, voted against the merger. His opposition was based on his belief that the price did not include sufficient consideration for initiatives within the Company’s current growth strategy, which he believed the Company could execute and achieve its allowable rate of return, through managing its cost of operations. As a result, he believed the Company could provide shareholder value equal to or greater than the financial terms of the merger in the future. In addition, he believed that the merger was not in the best interests of the community, the Company’s ratepayers or the Company’s labor force, because in his view BHI would need to recover the premium being paid for the Company’s stock through rate increases, consolidation of operations outside the Company’s service territory and elimination of local employees. The remaining directors carefully considered the objections of the dissenting director, but voted in favor of the merger, as they found that the merger proposed under the Merger Agreement is in the best interests of the Company and its stockholders. As such, the board authorized the president to negotiate and finalize the Merger Agreement, employment letters and exhibits, and recommended that the stockholders of the Company approve and adopt the Merger Agreement and the transactions contemplated thereby, at the annual meeting of the stockholders.

On the morning of March 12, 2010, prior to the opening of trading, BHI, Merger Sub and MAM signed the Merger Agreement. Also on March 12, 2010, MAM and Emera, Inc. issued a joint press release announcing the Merger Agreement.

Reasons for the Merger; Recommendation of the Board of Directors

The board of directors has by majority vote (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of and fair to MAM and our stockholders, (ii) authorized and approved in all respects the Merger Agreement and any other ancillary agreements contemplated thereby to which MAM is a party and authorized and directed the execution of the Merger Agreement and any other ancillary agreements contemplated thereby to which MAM is a party and (iii) resolved to recommend that the stockholders of MAM adopt the Merger Agreement at the annual meeting of the stockholders.

In the course of reaching its determination, the board of directors consulted with our senior management team, as well as our legal and financial advisors, and considered a number of positive and negative factors and potential benefits of the Merger, each of which the majority of the directors believed supported their decision. Set forth below is a discussion of all material positive and negative factors considered by the board in making its determination to approve and adopt the Merger Agreement and the merger.

Positive Factors Considered by MAM Board

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the board’s knowledge of our business, operations, financial condition, earnings and prospects, including the board’s consideration and evaluation of our updated financial results and forecasts and the business plan and the execution risks and uncertainties related to achieving that plan, compared to the relative certainty of realizing a fair cash value for our stockholders in the Merger and the anticipated benefits of the proposed Merger for the Corporation and its customers. In particular, the board considered the Company’s earnings for 2009 of $905,000, projected earnings for 2010 of $2.7 million, the economic climate in northern Maine, the fact that revenue from stranded costs was going to decline significantly by 2012 and the Company could not reliably conclude that that revenue would be replaced under its current business plan, the decline in the anticipated value of any MPC Project and the remaining regulatory and capital hurdles to completing such a project, and the failure to date of MAM-USG to generate revenues and profits sufficient to justify from a shareholder value standpoint continuing with the Company’s business plan instead of accepting an offer at $45 per share;

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the board’s knowledge of the current environment in the electric utility industry, in Maine, including in particular the information provided by our senior management team and financial advisors with respect to the potential costs, benefits and risks of ongoing project development;

•	the current and historical market prices of the Company’s common stock and the fact that the price of $45 per share represented a premium of approximately:

•	40% to the closing share price of common stock on March 11, 2010, the last trading day prior to the execution of the Merger Agreement;

•	a premium of approximately 38% to the average closing price for the one-month period ending March 11, 2010;

•	a premium of approximately 35% to the average closing price for the three-month period ending March 11, 2010; and

•	a premium of approximately 29% to the average closing price for the one-year period ending March 11, 2010.

•	no shares have traded above $39 per share in the last year and only 1.1% of shares have traded above $45 in the last 5 years;

•	in the last 5 years, there have been only 7 days where the stock has closed at $45 per share or higher;

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the possible alternatives to the sale of MAM, including continuing to operate MAM on a stand-alone basis, and the range of potential benefits to our stockholders of these alternatives, as well as the board’s assessment that none of these alternatives was reasonably likely to present superior opportunities for MAM to create greater value for our stockholders, taking into account the timing and the likelihood of accomplishing such alternatives and the risks of execution, as well as business, competitive, industry and market risks. Specifically, the board considered the Company’s revised plans for developing a scaled-down MPC Project and the execution risks attendant thereto, including regulatory hurdles and the uncertain ability of the Company to raise capital at attractive rates, the Company’s 2009 financial performance and projected 2010 financial performance, the future decline in revenue from stranded costs, and the uncertainties in the MAM-USG business which had not to date generated hoped for revenues and could not be assured of doing so in the future;

•	the efforts made by us and our advisors to negotiate and execute a merger agreement favorable to us and our stockholders which has no financing condition;

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the financial and other terms and conditions of the Merger Agreement as reviewed by our board of directors with our financial and legal advisors (see “The Merger Agreement”) and the fact that they were the product of arm’s-length negotiations between the parties;

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the fact that KeyBanc did extensive modeling and testing of the valuation of MAM, on behalf of the board, including seeking indicative bids from other companies in the public utilities and related industries, and that all indicative bids were less than $45 per share, and the results of KeyBank’s modeling were almost uniformly in a price range well below the $45 per share ultimately offered by BHI;

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the view of the Board after consulting with the Chief Financial Officer that after consideration of the updated financial modeling and taking into account transmission line development efforts, the uncertainty of successful implementation of the Company’s corporate strategy, the uncertain costs and returns associated with that strategy, and the time required to realize positive returns, the BHI offer is fair, reflected a substantial premium over the Company’s current book value and pre-announcement price per share on NYSE-Amex, and was at the top of the value range determined in the valuation process.

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the price proposed by BHI reflected extensive negotiations between the parties and represented the highest price we had received and expected to receive, from BHI for the acquisition of MAM, noting that the final purchase price was notably higher than the original price range proposed by BHI in its initial indication of interest;

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the fact that the merger consideration is all cash, allowing our stockholders to immediately realize a fair value for their investment, while also providing our stockholders certainty of value for their shares;

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the business reputation of Emera and its management, the substantial financial resources of Emera, and Emera’s expressed desire to complete a transaction promptly, which the board of directors believed supported the conclusion that a transaction with BHI could be completed in an orderly and timely manner;

•	the availability of appraisal rights to stockholders—Maine law sets forth procedures to seek appraisal of the fair value of their shares as determined by a Maine court;

•	the terms of the Merger Agreement and the related agreements, including:

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the limited number and nature of the conditions to BHI’s obligation to consummate the Merger and the obligations of BHI with respect to obtaining all regulatory approvals required for the consummation of the Merger, which were the product of extensive arm’s-length negotiations among the parties and were designed to provide a significant degree of certainty that the Merger would ultimately be consummated on a timely basis;

•	our ability, under certain circumstances, to furnish information to and conduct negotiations with third parties regarding other proposals;

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our ability to terminate the Merger Agreement in order to accept a superior proposal, subject to paying BHI a termination fee of $2 million, plus certain expenses, which the board determined was reasonable in light of, among other things, the benefits of the Merger to our stockholders and the typical range and size of such fees in similar transactions; and

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the opinion, analyses and presentations of KeyBanc described below under “—The Merger—Opinions of MAM’s Financial Advisors,” including the opinion of KeyBanc to the effect that, as of the date of the opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by KeyBanc, the merger consideration was fair, from a financial point of view, to MAM and its shareholders.

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the effects of the Merger on employees and ratepayers, and the general economy of the areas of Northern Maine served by MAM and MPS, given the substantial additional provisions in the Merger Agreement, which provide certain protections for employee jobs, to keep open the MPS operations center, including honoring the union collective bargaining agreement; and

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Emera and its affiliate Bangor Hydro will offer additional access to capital and resources; the board determined that the economy of the region may benefit from having a utility with greater resources.

Negative Factors and Risk Factors Considered by MAM Board

•	the risks and costs to MAM if the Merger does not close, including the following:

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the inability to complete the Merger if we do not obtain the approvals of the Maine Public Utilities Commission, the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission or such clearances or approvals are obtained with conditions that one or more parties are not required to agree to under the Merger Agreement;

•	the effect of the announcement of the Merger on our business and customer relationships, operating results and business generally, including our ability to retain key employees;

•	the amount of the costs, fees, expenses and charges related to the Merger;

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MAM’s liability in the event of the termination of the Merger Agreement under certain circumstances, for a $2 million termination fee and up to $1 million for expense reimbursement. See “The Merger Agreement—Effective Time” and “The Merger Agreement—Termination Fees and Expenses; Other Remedies” beginning on page 66;

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the fact that our stockholders will not participate in any future earnings or growth of MAM and will not benefit from any appreciation in the value of MAM, including any appreciation in value that could be realized as a result of construction of a transmission line linking the MPS territory to the southern Maine electric grid;

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the restrictions on the conduct of our business prior to the completion of the merger, requiring us to conduct our business in the ordinary course, subject to specific limitations, which could delay or prevent us from undertaking business opportunities that may arise pending completion of the merger;

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the restrictions on our ability to solicit or participate in discussions or negotiations regarding alternative transactions, subject to specified exceptions, and the requirement that we pay BHI a termination fee of $2 million if the board of directors accepts a superior proposal or in certain other circumstances specified in the Merger Agreement, which the board of directors understood, while potentially having the effect of discouraging an alternative transaction proposal, were conditions to BHI’s willingness to enter into the Merger Agreement and were reasonable when viewed in context with all other aspects of the Merger Agreement, including the benefits of the Merger to our stockholders;

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the interests of our officers and directors in the Merger, including the fact that some of our directors and executive officers may have interests in the Merger that are different from, or in addition to, those of our stockholders generally, including as a result of pre-existing retention agreements with us, and our Deferred Compensation Plan for Outside Directors, and the manner in which they would be affected by the Merger (see “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger”); and

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the fact that an all-cash transaction would be taxable for U.S. income tax purposes to our stockholders that are U.S. persons (and under certain circumstances to our stockholders who are non-U.S. persons).

The above discussion is not intended to be exhaustive of all factors considered by the MAM board, but does set forth the material positive and negative factors considered by the MAM board. After considering these factors, as well as others, the majority of the board of directors concluded that the positive factors relating to the Merger Agreement and the Merger outweighed the potential negative factors. In view of the wide variety of factors considered by the board of directors and the complexity of these matters, the board of directors did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors but conducted an overall analysis of the transaction. In addition, individual members of the board of directors may have assigned different weights to various factors. The board of directors approved and recommends the Merger Agreement and the Merger based upon the totality of the information presented to and considered by it.

MAM’s stockholders should be aware that certain of MAM’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of MAM’s stockholders generally and that these interests may present them with actual or potential conflicts of interest. See “The Merger—Interests of MAM’s Directors and Executive Officers in the Merger” beginning on page 41.

The board of directors recommends that you vote “FOR” the proposal to adopt the Merger Agreement and “FOR” the proposal to adjourn or postpone the annual meeting, if necessary or appropriate, to solicit additional proxies.

Opinions of MAM’s Financial Advisors

KeyBanc Capital Markets Inc. (“KeyBanc”) was asked by the board to render an opinion to the board as to the fairness, from a financial point of view, of the consideration to be received by the stockholders of the Company pursuant to the Merger Agreement. On March 11, 2010, KeyBanc delivered to the board its oral opinion, subsequently confirmed in writing, that, as of the date of its opinion, based upon and subject to the assumptions, limitations and qualifications contained in its opinion, and other matters KeyBanc considers relevant, the $45.00 per share consideration to be received pursuant to the Merger Agreement is fair, from a financial point of view, to the stockholders of the Company.

The full text of the written opinion of KeyBanc is attached to this proxy statement as Annex B and incorporated into this proxy statement by reference. We urge you to read that opinion carefully and in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at that opinion.

KeyBanc’s opinion was prepared for the advice and assistance of the board and is limited only to the fairness, from a financial point of view, of the consideration to be received by the stockholders of the Company as of the date of its opinion, and does not address the Company’s underlying business decision to effect the merger or any other terms of the merger. KeyBanc’s opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at any stockholders’ meeting held in connection with the merger. In addition, KeyBanc does not express any opinion as to the fairness of the amount or the nature of the compensation now paid or to be paid to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to public stockholders of the Company.

The consideration to be received in the merger was determined in arm’s-length negotiations between the Company and BHI and not by KeyBanc. KeyBanc did not recommend the consideration to be received in the merger. The consideration was determined in negotiations among the parties to the Merger Agreement, in which KeyBanc’s role was to aid in analysis, but not to advise on whether to agree to any particular price. No restrictions or limitations were imposed by the board on KeyBanc with respect to the investigations made or the procedures followed by KeyBanc in rendering its opinion.

In rendering its opinion, KeyBanc reviewed, among other things:

•	a draft of the Merger Agreement, dated March 9, 2010;

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certain publicly available information concerning the Company, including the Annual Reports on Form 10-K of the Company for each of the years in the three year period ended December 31, 2008 and the Quarterly Reports on Form 10-Q of the Company for the fiscal quarters ended March, June and September 2009;

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certain information concerning the Company which is not yet publicly available, including unaudited financial results for the year ended December 31, 2009 and an unaudited balance sheet as of February 28, 2010;

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certain other internal information, primarily financial in nature, including projections, concerning the business and operations of the Company furnished to KeyBanc by the Company for purposes of its analysis;

•	certain publicly available information concerning the trading of, and the trading market for, the common stock;

•	certain publicly available information concerning Bangor Hydro Electric Company and Emera Inc. and their financing sources;

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certain publicly available information with respect to certain other publicly traded companies that KeyBanc believed to be comparable to the Company and the trading markets for certain of such other companies’ securities; and

•	certain publicly available information concerning the nature and terms of certain other transactions that KeyBanc considered relevant to its inquiry.

KeyBanc also held meetings with certain officers and employees of the Company to discuss the business and prospects of the Company, as well as other matters KeyBanc believed relevant to its inquiry. KeyBanc also considered such other data and information it judged necessary to render its opinion.

You should note that in rendering its opinion, KeyBanc assumed and relied upon the accuracy and completeness of all of the financial and other information provided to or otherwise reviewed by or discussed with KeyBanc or publicly available and have assumed and relied upon the representations and warranties of the Company, BHI and Merger Sub contained in the Merger Agreement. KeyBanc was not engaged to, and did not independently attempt to, verify any of such information. KeyBanc also relied upon the management of the Company as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to it and, with the board’s consent, KeyBanc assumed that such projections were reasonably prepared and reflected the best currently available estimates and judgments of the Company. KeyBanc was not engaged to assess the reasonableness or achievability of such projections or the assumptions on which they were based and expressed no view as to such projections or assumptions. In addition, KeyBanc did not conduct a physical inspection or appraisal of any of the assets, properties or facilities of the Company nor was KeyBanc furnished with any such evaluation or appraisal. KeyBanc also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without a material adverse effect on the Company or the merger.

KeyBanc’s opinion is based on economic and market conditions and other circumstances existing on, and information made available, as of the date of its opinion and does not address any matters after such date. Although subsequent developments may affect its opinion, KeyBanc does not have the obligation to update, revise or reaffirm its opinion.

The following is a summary of the analyses performed by KeyBanc in connection with its opinion. This summary is not intended to be an exhaustive description of the analyses performed by KeyBanc but includes all material factors considered by KeyBanc in rendering its opinion. KeyBanc drew no specific conclusions from any individual analysis, but subjectively factored its observations from all of these analyses into its assessments.

Each analysis performed by KeyBanc is a common methodology utilized in determining valuations. Although other valuation techniques may exist, KeyBanc believes that the analyses described below, when taken as a whole, provide the most appropriate analyses for KeyBanc to arrive at its opinion.

Stranded Costs Treatment

Cash flows from operations at the Company are higher than its net income would typically indicate, due to the collection of revenue from a specific category of deferred regulatory costs, called “stranded costs.” Stranded costs represent actual cash costs incurred by the Company in a prior period, which were deferred and recorded as a regulatory asset on the Company’s balance sheet. As the Company collects the revenue associated with stranded costs, it amortizes the regulatory asset and records the amortization cost on its income statement.

Collection of the stranded cost revenue has a modest impact on the Company’s net income, because of the associated amortization expense, but a significant impact on cash flow and EBITDA. The majority of the stranded cost cash flows will be collected through December 31, 2012, with a lesser amount being collected through the final year, 2016.

For certain valuation analyses, KeyBanc calculated an adjusted net income and EBITDA for the Company that excludes the impact of the stranded costs, due to the significant near term impact of the stranded cost cash flows, their finite regulated tenure and their non-recurring nature. KeyBanc estimated the implied value of the stranded costs cash flows to be $17.0 million for fiscal 2010 by using an 8.0% discount rate and included this present value of the stranded costs in its total value estimates for the Company. KeyBanc calculated an 8.0% weighted average cost of capital using the Capital Asset Pricing Model and the cost of capital for the comparable public companies.

Historical Stock Trading Analysis

KeyBanc conducted an analysis of the Company’s share price and trading volume trends over one year, three year and five year time frames ended March 10, 2010. KeyBanc noted that the Company’s shares closed at or above the merger consideration of $45.00 per share for only seven days in the past three and five years, and did not close at or above the merger consideration in the last year.

Precedent Transaction Analysis

KeyBanc reviewed and analyzed certain financial data and the purchase price paid in comparable merger and acquisition transactions announced between January 2006 and March 2010 for which relevant information was publicly available. KeyBanc selected these transactions based on the similarity of certain aspects of the transactions and the companies involved in the transactions relative to the merger and the Company, including transactions in regulated utility operations, public utilities and relevant assets of public utility companies, electric transmission and distribution utilities, and diversified utilities.

Comparable Transactions

Announce Date	Target (Parent)	Acquirer (Parent)
02/11/2010	Allegheny Energy, Inc.	FirstEnergy Corp
10/29/2009	Edison Sault Electric Company (Wisconsin Energy Corporation)	Cloverland Electric Cooperative
04/20/2009	Florida Public Utilities	Chesapeake Utilities Corporation
10/25/2007	Puget Energy, Inc.	Macquarie Infrastructure Partners, BC Investment Management Corporation, Canadian Pension Plan Investment Board
06/25/2007	Energy East Corporation	Iberdrola sa
02/26/2007	TXU Corp	Texas Pacific Group and Kohlberg Kravis Roberts & Co.
07/10/2006	Peoples Energy Corp	Integrys Energy Group, Inc. (WPS Resources Corporation)
07/05/2006	Dusquesne Light Holdings, Inc.	Macquarie Infrastructure Partners and the DUET Group
06/22/2006	Green Mountain Power Corporation	Northern New England Energy Corporation (Gaz Metro)
02/27/2006	KeySpan Corporation	National Grid plc

KeyBanc calculated the total enterprise value of each transaction as the market value of the relevant target company’s equity securities plus its indebtedness and minority interests less its cash and cash equivalents and equity in unconsolidated affiliates. For each transaction, KeyBanc next calculated the total enterprise value of the transaction as a multiple of the target company’s EBITDA, for (1) the projected 12 months as estimated in certain third party equity research reports and (2) the last twelve months, or LTM, ended on the last day of the period covered by the target company’s Form 10-K or Form 10-Q, as applicable, last filed prior to the announcement of the relevant transaction. KeyBanc then determined the median multiples of EBITDA for the selected precedent transactions for the projected 12 months and LTM.

Next, KeyBanc estimated (1) a range of forward EBITDA multiples (7.3x to 8.3x) for the Company around the median of projected 12 month EBITDA multiple (7.8x) of the precedent transactions and (2) a range of LTM EBITDA multiples (7.9x to 8.9x) for the Company around the median LTM EBITDA multiple (8.4x) of the precedent transactions.

KeyBanc then estimated (1) a range of enterprise values for the Company by multiplying the endpoints of the forward EBITDA multiple range by the Company’s estimated EBITDA of $8.8 million (excluding stranded costs) for the fiscal year ended December 31, 2010, plus the estimated present value of remaining stranded costs at an 8.0% weighted average cost of capital and (2) a range of enterprise values for the Company by multiplying the endpoints of the LTM EBITDA multiple range by the Company’s EBITDA of $4.1 million (excluding stranded costs) for the fiscal year ended December 31, 2009, plus the estimated present value of remaining stranded costs at an 8.0% weighted average cost of capital. These estimated enterprise value ranges correspond to a per share value of approximately $29.00 to $34.25 for forward EBITDA and $10.25 to $12.75 for LTM EBITDA.

KeyBanc then compared the range of per share values for the Company’s common stock calculated by KeyBanc based on comparable transactions against the merger consideration of $45.00 per share.

No transaction utilized in the precedent transaction analysis is identical to the proposed merger. In evaluating the transactions, KeyBanc made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of KeyBanc or the parties to the Merger Agreement. Mathematical analysis of comparable transaction data (such as determining medians) in isolation from other analyses is not an effective method of evaluating transactions.

Comparable Public Company Analysis

KeyBanc reviewed and compared publicly available selected financial data and stock trading prices for eleven publicly traded companies chosen by KeyBanc. KeyBanc selected these eleven companies as they were deemed to be comparable to the Company based on (1) their participation in regulated utility operations and electric transmission and distribution and (2) their relevant size in terms of market capitalization and enterprise value. The comparable companies selected by KeyBanc included:

Central Vermont Public Service Corporation	NSTAR
Cleco Corp.	PNM Resources
El Paso Electric Company	Portland General Electric Co.
Great Plains Energy Inc.	UIL Holdings Corporation
IDACORP Inc.	Unitil Corporation
Northeast Utilities

For each of these comparable companies, KeyBanc calculated the following multiples: (1) the applicable company’s total enterprise value as of March 10, 2010 (based on its market capitalization as of March 10, 2010), as a multiple of that company’s forward EBITDA for the 12 month period ending December 31, 2010; (2) the applicable company’s total enterprise value as of March 10, 2010 (based on its market capitalization as of March 10, 2010), as a multiple of that company’s EBITDA for the LTM period ended December 31, 2009;

(3) the applicable company’s total enterprise value implied by that company’s consensus analyst price target as a multiple of that company’s 2010 and 2011 estimated EBITDA; (4) the applicable company’s equity value as of March 10, 2010 (based on its market capitalization as of March 10, 2010), as a multiple of that company’s net income; and (5) the applicable company’s equity value as of March 10, 2010 (based on its market capitalization as of March 10, 2010), as a multiple of that company’s stated book value. Comparable company forward EBITDA, LTM EBITDA, net income, and book value were calculated or obtained from information set forth in the applicable company’s most recently filed Form 10-K or Form 10-Q, as applicable.

Based on these calculations, KeyBanc estimated (1) a range of forward EBITDA multiples (7.0x to 8.0x) for the Company around the median EBITDA multiple (7.5x) of the comparable companies, (2) a range of LTM EBITDA multiples (7.3x to 8.3x) for the Company around the median EBITDA multiple (7.8x) of the comparable companies, (3) 2010 and 2011 EBITDA multiples (7.6x and 7.1x) implied by certain equity research analyst price targets for comparable public companies, (4) a range of estimated net income multiples (12.5x to 15.5x) for the Company around the median 2010 multiple (13.5x) of the comparable companies, and (5) a range of estimated book value multiples (1.10x to 1.35x) for the Company around the median 2009 multiple (1.23x) of the comparable companies.

KeyBanc estimated a range of enterprise values for the Company by (1) multiplying the endpoints of the forward EBITDA multiple range by the Company’s estimated EBITDA of $8.8 million (excluding stranded costs) for the fiscal year ended December 31, 2010, plus the estimated present value of remaining stranded costs at an 8.0% weighted average cost of capital, (2) multiplying the endpoints to the LTM EBITDA multiple range by the Company’s EBITDA of $4.1 million (excluding stranded costs) for the fiscal year ended December 31, 2009, plus the estimated present value of remaining stranded costs at an 8.0% weighted average cost of capital, (3) multiplying the 2010 and 2011 EBITDA multiples implied by the analyst price targets by the Company’s estimated 2010 and 2011 EBITDA (excluding stranded costs) of $8.8 million and $10.7 million, respectively plus the estimated present value of remaining stranded costs at an 8.0% weighted average cost of capital; and estimated a range of equity values for the Company by, (4) multiplying the endpoints of the earnings per share multiple range by the Company’s estimated 2010 net income of $2.1 million (excluding stranded costs), plus the estimated present value of remaining stranded costs at an 8.0% weighted average cost of capital, and (5) multiplying the endpoints of the estimated price to book value range by the Company’s book value ($47.7 million as of February 28, 2010), plus the estimated present value of remaining stranded costs at an 8.0% weighted average cost of capital. The resulting enterprise and equity value ranges correspond to per share values as set forth in the table below.

	Per Share Low	Per Share High
(1) Forward EBITDA	$27.50	$32.75
(2) LTM EBITDA	8.75	11.00
(3) Analyst Price Targets	30.50	36.00
(4) Price to Earnings	19.25	21.25
(5) Price to Book Value	31.25	38.25

KeyBanc noted that all ranges were below the merger consideration of $45.00 per share.

No company utilized in the comparable public company analysis is identical to the Company. KeyBanc made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the parties to the Merger Agreement. Mathematical analysis of comparable public companies (such as determining medians) in isolation from other analyses is not an effective method of evaluating transactions.

Discounted Cash Flow Analysis

KeyBanc examined the value of the Company based on projected free cash flow estimates. The free cash flow estimates were generated utilizing financial projections for the years ending December 31, 2010 through December 31, 2019 that were prepared and furnished to KeyBanc by the Company’s management. See “Certain

Financial Projections” on page 39. The projected cash flows used by KeyBanc to perform its discounted cash flow analysis were provided to KeyBanc by the Company and were based upon the Company’s internal budgeting and planning documents. These figures represented management’s best efforts to project cash flows for the entire enterprise. These projections did not include potential future cash flows from the MPC project, as any such projections would have been unduly speculative. The Company’s management relied on the assumptions described in that section in preparing its financial projections for the years ending December 31, 2010 through December 31, 2019. KeyBanc did not perform any independent inquiry with respect to the reasonableness of such assumptions.

KeyBanc calculated unlevered free cash flow by taking the projected operating profit (earnings before interest and tax) and subtracting projected taxes. KeyBanc then added projected depreciation and amortization and subtracted projected changes in working capital, projected capital expenditures and projected changes in other assets and liabilities. KeyBanc calculated projected unlevered free cash flow to be $1.1 million for 2010, $5.5 million for 2011, $11.6 million for 2012, $6.2 million for 2013, $5.4 million for 2014, $5.3 million for 2015, $4.9 million for 2016, $4.8 million for 2017, $4.5 million for 2018 and $5.0 million for 2019. KeyBanc calculated an 8.0% weighted average cost of capital, or discount rate, using the Capital Asset Pricing Model and the cost of capital for the comparable public companies. Next, KeyBanc calculated terminal values using a range of EBITDA multiples (7.5x to 8.5x), and a range of discount rates (7.5% to 8.5%) around the 8.0% weighted average cost of capital. Resulting price per share values ranged from $35.33 to $42.94, as set forth in the chart below.

		Exit EBITDA Multiple

		7.5x	8.0x	8.5x
Discount	7.5%	$38.93	$40.93	$42.94
Rate	8.0%	37.09	39.00	40.91
	8.5%	35.33	37.15	38.98

While discounted cash flow analysis is a widely accepted and practiced valuation methodology, it relies on a number of assumptions, including growth rates, terminal multiples and discount rates. The valuation derived from the discounted cash flow analysis is not necessarily indicative of the Company’s present or future value or results. Discounted cash flow analysis in isolation from other analyses is not an effective method of evaluating transactions.

Premiums Paid Analysis

Using publicly available information, KeyBanc conducted an analysis of premiums paid in recent change of control transactions. KeyBanc reviewed all 15 non-distressed change of control transactions involving U.S. targets with a significant portion of their operations focused on regulated electric and/or natural gas distribution occurring in the five years prior to the date of its opinion.

Selected Premiums Paid Transactions

Announce Date	Target (Parent)	Acquirer (Parent)
2/11/2010	Allegheny Energy, Inc.	FirstEnergy Corp.
4/20/2009	Florida Public Utilities	Chesapeake Utilities
7/28/2008	EnergySouth, Inc.	Sempra Energy
10/26/2007	Puget Energy, Inc.	Macquarie Infrastructure Partners, BC Investment Management Corporation, Canadian Pension Plan Investment Board
6/25/2007	Energy East Corporation	Iberdrola sa
2/26/2007	TXU Corp.	Texas Pacific Group and Kohlberg Kravis Roberts & Co.
2/23/2007	SEMCO Energy, Inc.	Cap Rock Energy Corp. (Lindsay Goldberg LLC)
7/08/2006	Cascade Natural Gas Corp.	MDU Resources Group, Inc.
7/06/2006	Peoples Energy Corp.	Integrys Energy Group, Inc. (WPS Resources Corporation)
7/05/2006	Duquesne Light Holdings, Inc.	Macquarie Infrastructure Partners and the DUET Group
6/21/2006	Green Mountain Power Corp.	Northern New England Energy Corporation (Gaz Metro)
2/27/2006	KeySpan Corporation	National Grid plc
11/07/2005	Cap Rock Energy Corp.	Lindsay Goldberg LLC
8/01/2005	Terasen Inc.	Kinder Morgan Energy Partners
5/9/2005	Cinergy Corp.	Duke Energy Corp.

For each of the target companies involved in the change of control transactions, KeyBanc examined the closing stock price one day, one week and four weeks prior to announcement of the relevant transaction in order to calculate the premium paid by the acquirer over the target’s closing stock price at those points in time.

KeyBanc then determined the median, 25th percentile and 75th percentile premiums observed for the utility change of control transactions for each of the examined time periods, as set forth in the chart below.

Implied Premium

	1 Day	1 Week	4 Weeks
Precedent Transaction Premium
25th Percentile	15.2%	22.3%	20.4%
Median	23.0%	24.0%	25.0%
75th Percentile	26.3%	33.0%	27.5%

KeyBanc calculated a premium range of 15.2% to 33.0% for these precedent transactions. From this analysis KeyBanc calculated a range of implied equity values per share of the Company of approximately $37.25 to $42.75. KeyBanc noted that the Company’s shareholders will receive $45.00 per share of common stock in the merger.

No transaction utilized in the premiums paid analysis is identical to the merger. In evaluating the transactions, KeyBanc made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company and BHI or Merger Sub. Mathematical analysis of comparable transaction data (such as determining medians) in isolation from other analyses is not an effective method of evaluating transactions.

Conclusion

The summary set forth above describes the principal analyses performed by KeyBanc in connection with its opinion delivered to the board on March 11, 2010. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, the analyses underlying the opinion are not readily susceptible to summary description. Each of the analyses conducted by KeyBanc was carried out in order to provide a different perspective on the merger and add to the total mix of information available. KeyBanc did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, KeyBanc considered the results of the analyses in light of each other and ultimately reached its opinion based upon the results of all analyses taken as a whole. Except as indicated above, KeyBanc did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, support its determination. Accordingly, notwithstanding the separate factors summarized above, KeyBanc believes that its analyses must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion. In performing its analyses, KeyBanc made numerous assumptions with respect to industry performance, business and economic conditions and other matters. Due in part to the inherent unpredictability of industry performance, business conditions and economic conditions, the analyses performed by KeyBanc are not necessarily indicative of actual value or future results, which may be significantly more or less favorable than suggested by the analyses.

Miscellaneous

Pursuant to the terms of an engagement letter dated August 28, 2009, the board agreed to cause the Company to pay KeyBanc fees for rendering its opinions to the board that are customary in transactions similar to the merger. The terms of the fee arrangement with KeyBanc were negotiated at arm’s-length between the board and KeyBanc. In accordance with the terms of the engagement letter, the Company has paid KeyBanc a retainer fee of $300,000, which will be credited against any fee earned by KeyBanc for its role as financial advisor to the Company in connection with the merger, and a fee of $300,000 upon the delivery of KeyBanc’s fairness opinion. These fees are not contingent on consummation of the merger. Pursuant to the terms of the engagement letter, the Company also will pay KeyBanc a success fee on completion of the merger for its role as financial advisor to the Company in connection with the merger. This success fee, net of the retainer already paid, is estimated to be approximately $1.6 million. The board also agreed to cause the Company to reimburse KeyBanc for its reasonable out-of-pocket expenses under certain circumstances, and to indemnify KeyBanc and related persons against liabilities in connection with its engagement.

KeyBanc has in the past provided investment banking services to the Company for which it has received customary compensation. In particular, KeyBanc provided financial advisory services in connection with the Company’s participation in the Maine Power Connection Project for which KeyBanc received a fee of approximately $100,000. In the ordinary course of its business, KeyBanc may actively trade securities of the Company for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Certain Financial Projections

We do not as a matter of course publicly disclose long term forecasts or internal projections as to future performance, revenues, earnings or financial condition. However, certain prospective financial information was prepared by our management and reviewed with and discussed among members of the board of directors, and made available to KeyBanc prior to the execution and delivery of the Merger Agreement. In addition, certain prospective financial information included in our analyses was made available to interested participants who signed a confidentiality agreement and were subsequently provided with a “Confidential Information Package” (“CIP”) to facilitate the due diligence review by interested participants and their advisors. These analyses, adjusted for the known changes, are the basis for the prospective financial information presented below.

The prospective financial information provided to interested participants as part of the CIP was prepared in August and September of 2009, while the prospective financial information provided to KeyBanc for use in preparing its fairness opinion was prepared in March of 2010. During this six month period, the Company’s 2010 budget was prepared and approved by the Board and provided a new basis for the March 2010 projections. Further, a rate case study of stranded costs was completed in early 2010, while such costs were estimated in the projections included in the CIP.

The inclusion of the prospective financial information below should not be regarded as an indication that our management team, the board of directors, KeyBanc, or BHI considered, or now considers this information to be predictive of actual future results. Our senior management team advised the board of directors, KeyBanc, and BHI that its internal financial forecasts, upon which the following prospective financial information was based, is subjective in many respects. The prospective financial information set forth below reflects numerous assumptions with respect to rate-making and regulation, industry performance, general business, economic, geopolitical, market and financial conditions and other matters, all of which are difficult to predict and beyond Company control. The prospective financial information set forth below also reflects numerous estimates and assumptions related to our business that are inherently subject to significant economic, political and competitive uncertainties, all of which are difficult to predict and many of which are beyond Company control. As a result, although the prospective financial information set forth below was prepared in good faith based on assumptions believed to be reasonable at the time the information was prepared, there can be no assurance that the assumptions made in preparing such information will prove accurate or that the projected results reflected therein will be realized.

The prospective financial information set forth below was not prepared with a view toward public disclosure. Accordingly, the prospective financial information set forth below was not prepared with a view toward complying with the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or U.S. generally accepted accounting principles (“GAAP”), and some of the projections present financial metrics that were not prepared in accordance with GAAP. Neither the Company’s independent auditors nor any other independent accountants have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The prospective financial information set forth below does not take into account any circumstances or events occurring since the date such information was prepared or which may occur in the future, and, in particular, does not take into account any revised prospects of our business, changes in general business, geo-political or economic conditions or any other transaction or event that has occurred since the date on which such information was prepared or which may occur in the future.

Prospective financial information are forward-looking statements and are based on estimates and assumptions that are inherently subject to factors such as rate-making and regulation, industry performance, general business, economic, regulatory, geo-political, market and financial conditions, as well as changes to the business, financial condition or results of operation of the Company, including the factors described under “Cautionary Note Concerning Forward-Looking Statements” that could cause actual results to differ materially from those shown below. Since the prospective financial information set forth below covers multiple years, such information by its nature is subject to greater uncertainty with each successive year. In addition, the projections do not take into account any of the transactions contemplated by the Merger Agreement, including the Merger, which might also cause actual results to differ materially. Further, balance sheet pro forma information is not provided, as regulatory treatment may have a significant impact on the purchase accounting. No one has made or makes any representation to any stockholder regarding the information included in the prospective financial information set forth.

For the foregoing reasons, as well as the inherent uncertainty in the assumptions on which the prospective financial information is based, the inclusion of the prospective financial information in this proxy statement should not be regarded as an indication that such information will be predictive of actual future results or events, and it should not be relied on as such. Except as required by applicable securities laws, we have not updated nor do we intend to update or otherwise revise the prospective financial information set forth below, including, without limitation, to reflect circumstances existing after the date such information was prepared or to reflect the occurrence of future events, including, without limitation, changes in general economic, geo-political or industry conditions, even in the event that any or all of the assumptions underlying the prospective financial information is shown to be in error.

The following financial projections were prepared by management with KeyBanc’s assistance and provided to interested participants as part of the CIP.

	2010	2011
	(in millions of dollars)
Operating Revenues
Regulated Revenues	$37.4	$36.6
Unregulated Engineering Revenues	7.3	7.5

Total Operating Revenues	44.7	44.1

Net Income	$3.5	$3.3

The following financial projections were prepared by management for KeyBanc’s use in preparing its fairness opinion. These financial projections were not provided to any other party.

	2010	2011	2012	2013	2014
	(in millions of dollars)
Operating Revenues
Regulated Revenues	$37.7	$39.3	$35.6	$33.1	$33.6
Unregulated Engineering Revenues	7.3	10.0	10.5	11.0	11.6

Total Operating Revenues	45.0	49.3	46.1	44.1	45.2

Net Income	$2.7	$3.4	$3.3	$3.7	$3.6

	2015	2016	2017	2018	2019
	(in millions of dollars)
Operating Revenues
Regulated Revenues	$34.2	$35.0	$34.9	$35.5	$37.2
Unregulated Engineering Revenues	12.2	12.8	13.4	14.1	14.8

Total Operating Revenues	46.3	47.8	48.3	49.6	52.0

Net Income	$3.5	$4.0	$3.9	$3.7	$4.2

The most significant assumptions made by the Company relate to (i) infrastructure and reliability investments such as the completion of annual capital additions; (ii) the funding for such investments; (iii) regulatory treatment at the end of existing rate agreements; (iv) forecasts of sales growth and expense growth; and (v) at least one large project for MAM USG in 2010, with growth each subsequent year. No assurances can be given that these assumptions will accurately reflect future performance.

In addition, there has been much disclosure regarding our pursuit of a significant transmission investment. Senior management, the board, and financial advisors have carefully considered the probability, timing, potential value, regulatory hurdles, and other challenges facing the development of this line and any potential value it may derive, but no projections are included in the above figures for any material revenues or costs related to such an investment.

Interests of MAM’s Directors and Executive Officers in the Merger

In considering the recommendation of the board of directors to vote “ FOR ” the proposal to adopt the Merger Agreement, MAM’s stockholders should be aware that certain of MAM’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of MAM’s stockholders generally. These interests may present them with actual or potential conflicts of interest, and these interests, to the extent material, are described below. The board of directors was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the Merger and the recommendation that our stockholders vote in favor of proposal to adopt the Merger Agreement.

Change of Control Benefits

MAM previously entered into Employee Retention Agreements with its executive officers (“Change in Control Agreements”), as disclosed in MAM’s proxy statement on Schedule 14A filed with the SEC on March 18, 2009. BHI required that MAM and its executives enter into letter agreements that modify these preexisting Change in Control Agreements and awards under the 2010 Executive Compensation Plan (the “2010 Plan”, previously disclosed in MAM’s current report on Form 8-K filed with the SEC on January 14, 2010) as a condition to entering into the Merger Agreement. As a result, MAM’s board (at the Performance and Compensation Committee’s recommendation) approved the letter agreements as part of approving the Merger Agreement, and they were executed as of March 11, 2010. The letter agreements make the following modifications to the Change in Control Agreements. First, each of the Change in Control Agreements will be extended through December 31, 2011 (other than the Change in Control Agreement for Mr. Boyles, which will expire pursuant to its original terms on September 5, 2012). Following the closing, obligations under all existing employment contracts, including those for Company management, and all of their respective labor and collective bargaining contracts shall be honored. As disclosed in the Form 8-K filed with the SEC on March 12, 2010, certain MAM executives at the request of BHI also entered into letter agreements extending the terms of their existing Retention Agreements through December 31, 2011, requiring those executives to provide for at least eight weeks notice prior to terminating their employment, and agreeing to a modified payment schedule under the previously approved 2010 Executive Compensation Plan.

Under the Change in Control Agreements, as modified by the 2010 letter agreements, if a change of control occurs, and within one year following a change of control the acquiring company terminates the executive’s employment for any reason other than cause, or the executive terminates his or her employment for good reason, the acquiring company shall provide the executive with the following:

(a)	a lump-sum cash payment within thirty days after the termination date equal to the sum of two times the executive’s annual base salary in effect upon the change of control or the date of the termination notice, whichever is higher;

(b)	the continuation of the executive’s participation and of his/her dependents (to the extent they were participating on the date of termination notice) in the Company’s health, life, disability and other employee benefit plans, programs and arrangements (excluding the Pension Plan and Retirement Savings Plan) for a period of twenty-four (24) months after such termination as if he/she were still employed during this period.

Pursuant to changes made by the 2010 letter agreements, if any executive resigns on or after June 1, 2011 through December 31, 2011 for any reason, that resignation will be treated like a termination for “Good Reason,” entitling that executive to the severance benefits described above. Also, the executives will not be entitled to any severance related to incentive compensation (including any payments under the 2010 Plan) as contemplated by the original Change in Control Agreements previously disclosed.

No benefits are payable upon the executive’s death prior to the involuntary termination of his/her employment with the Company for cause or otherwise or the voluntary termination by the executive of the executive’s employment with the Company for good reason. As a condition of payment, the executive agrees to execute any release or waiver deemed necessary by the Company’s legal counsel.

The following table discloses the potential payments which would be owed to the executive officers if a triggering event had occurred on January 1, 2010.

Name	Cash Severance Payment ($) (1)	Continuation of Medical/Welfare are Benefits ($) (2)	Total
Brent M. Boyles	420,000.00	17,869.39	437,869.39
Michael I. Williams	339,400.00	17,670.67	357,070.67
Patrick C. Cannon	318,200.00	17,620.99	335,820.99
Tim Brown	243,100.00	17,201.47	260,301.47
Randi Arthurs	207,500.00	16,968.19	224,468.19
Mike Eaton	194,600.00	16,886.11	211,486.11

Total	1,722,800.00	104,216.82	1,827,016.84

(1)	Based on annualized salary as of January 1, 2010.

(2)	This column represents the cost to the Company for medical, life insurance, and long-term disability based on premium rates in effect on the last business day of the Company’s last completed fiscal year.

Awards under 2010 Executive Compensation Plan

Under the letter agreements entered into on March 11, 2010, some awards to executives under the 2010 Plan were accelerated to the closing of the Merger, and one element was reduced. As modified, the awards are as follows:

•

Short Term Award: MAM (as the surviving corporation in the Merger) will pay the executives the amount of their respective “Target Award” amounts listed below, promptly after the closing of the Merger. The executives will remain eligible to receive an additional amount, to bring the total up to their respective “Maximum Award” amounts listed below, based on MAM’s 2010 results, provided they remain employed at MAM through December 31, 2010. The “Target Award” and “Maximum Award” amounts remain unchanged from the original 2010 Plan previously disclosed.

Name	Title	Target Award	Maximum Award
Brent Boyles	CEO	$84,000	$168,000
Mike Williams	CFO	$42,425	$84,850
Patrick Cannon	GC	$39,775	$79,550
Tim Brown	VP	$30,388	$60,775
Randi Arthurs	Controller	$25,938	$51,875
Mike Eaton	VP	$24,325	$48,650

•

Long Term Award: MAM (as the surviving corporation in the Merger) will pay the executives their respective “Target Award” amounts listed below, promptly after the closing of the Merger. The “Target Award” amount remains unchanged from the original 2010 Plan previously disclosed, and the executives will not be entitled to receive the “Maximum Award” amount under the original 2010 Plan previously disclosed.

Name	Title	Target Award
Brent Boyles	CEO	$168,000
Mike Williams	CFO	$84,850
Patrick Cannon	GC	$79,550
Tim Brown	VP	$60,775
Randi Arthurs	Controller	$51,875
Mike Eaton	VP	$48,650

Director Deferred Compensation

Under MAM’s Deferred Compensation Plan for Outside Directors, which became effective January 1, 2000, directors may defer up to 100% of their retainer, meeting, and committee chairperson fees. The Company established an account for the deferred director fees and adjusts the account balance for fees deferred by the value of a deemed investment on five-year U.S. Treasury Notes or the Company’s stock, at the election of the particular director. Such deferred amounts will be paid to the director or to a designated beneficiary in a lump sum or in equal monthly payments over ten years when the director ceases to serve on the Company’s board of directors. This election is made when the director enrolls in the Plan, and all directors participating to date have elected the 10 year payments.

Since (a) directors’ terms will end on the effective date of the Merger, and (b) the value of the phantom stock goes up to $45 per share on the effective date of the Merger, those directors who have elected the phantom stock investment get a vested benefit with an increased value. Four of the directors have elected the phantom stock investment. The largest account held the equivalent of 15,694.38 shares on December 31, 2009, which at the price per share of $34.80 on such date, was worth $546,164.42. As previously disclosed in the Company’s Forms 10-K and 10-K/A, phantom stock was received by Directors as deferred compensation in lieu of director fees, at the individual director’s election. The value of the phantom stock accounts is tied to the price of MAM common stock. The phantom stock accounts therefore change in value in accordance with changes in value of MAM common stock. Under the Merger Agreement, because MAM common stock would no longer exist, following the merger the value of the phantom stock accounts would no longer be tied to MAM common stock, but instead to certain U.S. Treasury Bonds. Consistent with the documents governing the Deferred Compensation Plan, when those directors holding phantom stock cease to serve on the Board, their accounts will be paid out over a 10-year period.

The following table sets forth information with respect to the four directors that have elected the phantom stock investment, the amount of phantom stock owned by each of the four outside directors as of December 31, 2009, the value of the phantom stock at $34.80 per share and the increased value of the phantom stock at $45.00 per share.

Name of Beneficial Owner	Phantom Stock Units	Price per Share	Per Share Value at $34.80	Price per Share	Per Share Value at $45.00
Robert E. Anderson	12,429.12	$34.80	$432,533.38	$45.00	$559,310.40
Richard G. Daigle	15,694.38	$34.80	$546,164.42	$45.00	$706,247.10
David N. Felch	1,010.05	$34.80	$35,149.74	$45.00	$45,452.25
Lance A. Smith	8,788.94	$34.80	$305,855.11	$45.00	$395,502.30

Total	37,922.49		$1,319,702.65		$1,706,512.05

2002 Stock Option Plan

In June 2002, MPS adopted the 2002 Stock Option Plan (the “Plan”). The Plan was subsequently adopted by MAM after its formation. The Plan, excluding the options outstanding, was terminated by the MAM Board of Directors on March 14, 2008. After termination of the Plan, MAM’s former CEO was the only individual with outstanding stock options. He holds 3,932 stock options with a weighted average exercise price of $30.28. MAM’s current officers and directors do not hold any stock options.

Indemnification and Insurance (see “Merger Agreement—Further Actions and Agreements” on page 61)

From and after the effective time of the merger, BHI and the Surviving Corporation will assume and honor, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing prior to or as of the date of the Merger Agreement in favor of our directors or officers as of immediately prior to the effective time of the merger, in each case to the fullest extent permitted by the Company’s organizational documents and applicable legal requirements.

For six years after the effective time of the Merger, BHI will maintain our directors’ and officers’ liability insurance in effect on the date of the Merger Agreement, or policies with at least equivalent coverage, for the benefit of those persons who were our directors and officers immediately prior to the effective time of the merger for their acts and omissions occurring prior to the effective time of the merger. BHI’s obligation to provide this insurance coverage is subject to a cap on annual premiums equal to 300% of our most recently paid annual premium for that insurance coverage. If the Surviving Corporation cannot maintain the existing or equivalent insurance coverage without exceeding the cap, the Surviving Corporation may reduce the amount of insurance coverage, or substitute a “tail” policy, to the amount of coverage that can be obtained by paying annual premiums that in the aggregate do not exceed 300% of our most recently paid annual premium.

Regulatory Approvals Required for the Merger

General

To complete the Merger, we and BHI must obtain approvals, consents or waivers from, or make filings with, a number of United States federal and state public utility, antitrust and other regulatory authorities. The material United States federal and state approvals, consents and filings are described below.

We are not currently aware of any other material governmental consents, approvals or filings that are required prior to the parties’ consummation of the Merger other than those described below. If additional approvals, consents and filings are required to complete the Merger, we contemplate that such consents, approvals and filings will be sought or made.

We intend to complete the merger during the last half of 2010. Although we believe that we will receive the required consents and approvals described below to complete the merger, there can be no assurance as to the timing of these consents and approvals or as to our ultimate ability to obtain such consents or approvals (or any additional consents or approvals which may otherwise become necessary) or that such consents or approvals will be obtained on terms and subject to conditions satisfactory to us and Parent. We may be required to amend the terms of the transaction to comply with any conditions attached to regulatory approvals that we do receive and under applicable law, and NYSE Amex requirements, such amendments may not require the further consent of our stockholders.

Maine Public Utilities Commission

The Merger will require approval by the Maine Public Utilities Commission (“ MPUC ”), including reorganization approval pursuant to 35-A M.R.S.A. §708. Under Section 708(2)(A), the MPUC may approve the proposed transaction only if the parties establish that the reorganization “is consistent with the interests of the utility’s ratepayers and investors.” Section 708(2)(A) further requires the MPUC to act on our application within six months, but the reality of MPUC processes sometimes results in extensions of the deadline. We filed the application for approval with the MPUC on March 18, 2010. The MPUC has adopted a procedural schedule under which it would issue a final decision by October, 2010.

Federal Power Act

Section 203 of the Federal Power Act, which we refer to as the FPA, provides, among other things, that no public utility may, without first having obtained authorization from the Federal Energy Regulation Commission, which we refer to as the FERC, (a) directly or indirectly merge or consolidate its jurisdictional facilities with those of any other person, or (b) sell or otherwise dispose of its jurisdictional facilities or acquire any security of any other public utility to the extent such jurisdictional facilities or securities are valued in excess of $10 million. In addition, under the amendments to Section 203 enacted under the Energy Policy Act of 2005, which we refer to as the EPAct, FERC approval also is required for a public utility holding company (defined as an owner of a 10% or greater voting interest in a transmitting utility or an electric utility) to acquire any security of, or directly or indirectly merge or consolidate with, a transmitting utility, an electric utility or a holding company thereof with a value in excess of $10 million.

Because MAM and BHI are both “holding companies” with utility subsidiaries that own “jurisdictional facilities” and are thus considered “public utilities,” “transmitting utilities” and/or “electric utilities” within the meaning of the FPA, the approval of the FERC under Section 203 is required before we may consummate the merger. Section 203 provides that the FERC is required to grant its approval if the merger is found to be “consistent with the public interest.” The FERC stated in its 1996 Merger Policy Statement that, in analyzing a merger under Section 203, it will evaluate the following criteria:

•	the effect of the merger on competition in electric power markets;

•	the effect of the merger on the applicants’ transmission and wholesale power rates; and

•	the effect of the merger on state and federal regulation of the applicants.

In addition, under amendments to Section 203 enacted under the EPAct, the FERC also must find that the merger will not result in any cross-subsidization of a non-utility associate company or the pledge or encumbrance of utility assets for the benefit of an associate company unless such cross-subsidization, pledge or encumbrance is otherwise consistent with the public interest.

The FERC will review these factors to determine whether the merger should be approved. If the FERC finds that the merger would adversely affect competition, transmission and wholesale power rates, or regulation, or result in the improper cross-subsidization of, or pledge or encumbrance of utility assets to, an associate company, then the FERC may, pursuant to the FPA, deny approval of the merger or impose remedial conditions intended to mitigate such effects. In the event the FERC chooses to impose remedial conditions, we will then review such conditions with BHI and decide whether to accept them. Based on FERC precedent, we believe that the merger should satisfy the FERC’s merger guidelines and the requirements of the EPAct amendments, and that any conditions imposed by the FERC would not have a material adverse effect on the anticipated benefits of the merger. However, there can be no guarantee that the FERC will agree with the parties’ characterization of FERC precedent or that the FERC will not change its analytic framework in a manner adverse to the parties. The application under Section 203 was filed on May 11, 2010. We expect the FERC to issue a final decision by [—].

Nuclear Regulatory Commission

MPS owns a 5% interest in Maine Yankee Atomic Power Company. Maine Yankee owns a permanently shut-down and fully dismantled and decommissioned nuclear generation facility but remains an NRC licensee. Section 184 of the Atomic Energy Act and the NRC’s implementing regulations require approval from the NRC prior to any direct or indirect transfer of control over any NRC license. Separately, Section 103(d) of the Atomic Energy Act places foreign ownership restrictions on NRC licenses. When enforcing these prohibitions, the NRC looks to direct transfers of NRC licenses and changes in upstream controlling interests of NRC licenses.

The merger does not involve any direct transfer of an NRC license, and we believe that our interest in Maine Yankee is not a controlling interest that would require a formal approval process by the staff of the NRC. On [—], 2010, we and BHI sought written confirmation of the same from the NRC. The correspondence to the NRC provided a detailed description of our relationship to Maine Yankee and information on the Merger and BHI, and explained why the merger does not raise any issues under Sections 103(d) or 184 of the Atomic Energy Act. We cannot guarantee that the staff of the NRC will respond affirmatively to our request. In the event that it concludes that a transfer of control requiring approval under Sections 103(d) and/or 184 of the Atomic Energy Act will occur, we will file a formal application for prior authorization for the merger.

Hart-Scott-Rodino Act Filings

Under the Hart-Scott-Rodino Act, 15, U.S.C. §18a, the Merger may not be completed until (1) the expiration or termination of a 30-day waiting period following the filing of notification and report forms with the Federal Trade Commission’s Premerger Notification Office (“FTC”) and the Department of Justice (“DOJ”) by MAM and BHI, or (2) if, during the initial 30-day waiting period following the filing of notification and report forms, the Antitrust Division of the DOJ or the FTC issues a request for additional information and documentary material, which we refer to as a second request, the expiration or termination of a 30-day waiting period following the certification of substantial compliance with the second request by the parties. If either PNO or DOJ believes the transaction will violate the antitrust laws, it can seek an injunction in federal district court to prohibit the consummation of the transaction. MAM and BHI filed their respective notification and report forms with the Antitrust Division of the DOJ and the FTC under the HSR Act on April 23, 2010. Early termination of the waiting period was granted on May 7, 2010.

While we believe that we will receive the requisite approvals and clearances for the Merger, there can be no assurance that a challenge to the Merger on antitrust or other regulatory grounds will not be made, or, if a challenge is made, of the result of such challenge. Similarly, there can be no assurance that MAM or BHI will obtain the regulatory approvals necessary to consummate the Merger or that the granting of these approvals will not involve the imposition of conditions to the consummation of the Merger or require changes to the terms of the Merger. These conditions or changes could result in the conditions to the Merger not being satisfied prior to the termination date (which is described in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 65) or at all. Under the terms of the Merger Agreement, the parties have agreed to use their reasonable best efforts to cause the expiration or termination of the applicable waiting periods under any applicable laws or orders as soon as reasonably practicable, and to consult with and cooperate in all respects with each other in connection with any filing or submission with a governmental authority in connection with the Merger and in connection with any investigation or other inquiry by or before a governmental authority relating to the Merger.

Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders

The following is a summary of the material U.S. federal income tax consequences of the Merger to U.S. persons (as defined below) and non-U.S. persons (as defined below) whose shares of common stock are converted into the right to receive cash in the Merger. This summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to our stockholders. For purposes of this discussion, we use the term “U.S. person” to mean a beneficial owner of shares of common stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States or any of its political subdivisions;

•

a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

For purposes of this discussion, we use the term “non-U.S. person” to mean a beneficial owner, other than a partnership, of shares of common stock that is not a U.S. person (as defined above).

If a partnership (including a limited liability company (LLC) or other entity treated as a partnership for U.S. federal income tax purposes) holds common stock, the tax treatment of a partner generally will depend on the status of the partners and the activities of the partnership. A partner of a partnership holding common stock should consult its tax advisor.

This discussion is based on current law, which is subject to change, possibly with retroactive effect. It applies only to beneficial owners that hold shares of common stock as capital assets, and may not apply to shares of common stock received in connection with the exercise of stock options or otherwise as compensation, stockholders that validly exercise their rights under Maine law to object to the Merger or to certain types of beneficial owners who may be subject to special rules (such as insurance companies, banks, tax-exempt organizations, financial institutions, broker-dealers, partnerships, S corporations or other pass-through entities, mutual funds, traders in securities who elect the mark-to-market method of accounting, tax deferred or other retirement accounts, stockholders subject to the alternative minimum tax, U.S. persons that have a functional currency other than the U.S. dollar, certain former citizens or residents of the United States or stockholders that hold common stock as part of a hedge, straddle, integration, constructive sale or conversion transaction). This discussion does not address the assumption of or receipt of consideration in connection with restricted stock, stock appreciation rights, restricted stock units or options to purchase shares of common stock, or any other matters relating to equity compensation or benefit plans. This discussion also does not address any aspect of state, local or non-U.S. tax laws.

U.S. Persons

Exchange of Shares of Common Stock for Cash Pursuant to the Merger Agreement.    The exchange of shares of common stock for cash in the Merger by a U.S. person will be a taxable transaction for U.S. federal income tax purposes, and generally will also be a taxable transaction under applicable state, local and non-U.S. tax laws. In general, a stockholder whose shares of common stock are converted into the right to receive cash in the Merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares and the stockholder’s adjusted tax basis in such shares. Gain or loss must be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction). Such gain or loss will be long-term capital gain or loss provided that a stockholder’s holding period for such shares is more than twelve (12) months at the time of the consummation of the Merger. Long-term capital gains of individuals are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

Backup Withholding and Information Reporting.    Backup withholding of tax may apply to cash payments to which a non-corporate stockholder is entitled under the Merger Agreement, unless the stockholder or other payee provides a taxpayer identification number, certifies that such number is correct and otherwise complies with the backup withholding rules. Each of our stockholders should complete and sign the Form W-9 that will be included as part of the letter of transmittal and return it to the payment agent in order to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the payment agent. Cash received in the Merger also generally will be subject to information reporting.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowable as a refund or a credit against a stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Persons

Exchange of Shares of Common Stock for Cash Pursuant to the Merger Agreement.    The receipt of cash in exchange for shares of common stock in the Merger by a non-U.S. person generally will be exempt from U.S. federal income tax, unless:

•

the gain on shares of common stock, if any, is effectively connected with the conduct by the non-U.S. person of a trade or business in the United States (and, if certain income tax treaties apply, is attributable to the non-U.S. person’s permanent establishment in the United States), in which event (i) the non-U.S. person will be subject to U.S. federal income tax as described under “—U.S. Persons” above, but such non-U.S. person should provide a Form W-8ECI instead of a Form W-9, and (ii) if the non-U.S. person is a corporation, it also may be subject to branch profits tax on such gain at a 30 percent rate (or such lower rate as may be specified under an applicable income tax treaty); or

•

the non-U.S. person is an individual who was present in the United States for 183 days or more in the taxable year and certain other conditions are met, in which event the non-U.S. person will be subject to tax at a flat rate of 30 percent (or such lower rate as may be specified under an applicable income tax treaty) on the gain from the exchange of the shares of common stock net of applicable U.S. losses from sales or exchanges of other capital assets recognized during the year.

Backup Withholding and Information Reporting.    In general, if you are a non-U.S. person, you will not be subject to backup withholding and information reporting on a payment made with respect to shares of common stock exchanged for cash in the merger if you have lawfully provided an IRS Form W-8BEN (or a Form W-8ECI if your gain is effectively connected with the conduct of a U.S. trade or business) as part of the letter of transmittal. If shares are held through a foreign partnership or other flow-through entity, certain documentation requirements also apply to the partnership or other flow-through entity.

Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. person’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service.

The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the Merger. Because individual circumstances may differ, each stockholder should consult with the stockholder’s own tax advisor regarding the applicability of the rules discussed above to the stockholder and the particular tax effects to the stockholder of the Merger in light of such stockholder’s particular circumstances, the application of state, local and non-U.S. tax laws, and, if applicable, the tax consequences of the assumption of or receipt of consideration in connection with options to purchase common stock, restricted stock, stock appreciation rights or restricted stock units, including the transactions described in this proxy statement relating to our other equity compensation and benefit plans.

Dissenters’ Rights of Appraisal

Under the Maine Business Corporation Act (the “MBCA”), you have the right to dissent from the Merger and to receive payment in cash for the fair value of your common stock as determined by a Maine Superior Court, together with interest, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement. These rights are known as appraisal rights. MAM’s stockholders electing to exercise appraisal rights must comply with the provisions of Chapter 13 of the MBCA in order to perfect their rights. MAM will require strict compliance with the statutory procedures.

The following is intended as a brief summary of the material provisions of the Maine statutory procedures required to be followed by a stockholder in order to dissent from the Merger and perfect appraisal rights.

This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Chapter 13 of the MBCA, the full text of which appears in Annex C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Chapter 13 of the MBCA may result in a termination or waiver of your appraisal rights.

Chapter 13 requires that stockholders be notified that appraisal rights will be available in the notice of the stockholders’ meeting to vote on the Merger. A copy of Chapter 13 must be included with such notice. This proxy statement constitutes MAM’s notice to its stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Chapter 13. If you wish to consider exercising your appraisal rights, you should carefully review the text of Chapter 13 contained in Annex C, since failure to timely and properly comply with the requirements of Chapter 13 will result in the loss of your appraisal rights under the MBCA.

If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

•

You must deliver to MAM a written demand for appraisal of your shares before the vote with respect to the Merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the Merger Agreement. Voting against or failing to vote for the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Chapter 13; and

•

You must not vote in favor of or consent to the adoption of the Merger Agreement. A vote in favor of the adoption of the Merger Agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights and will nullify any previously filed written demands for appraisal.

If you fail to comply with either of these conditions and the Merger is completed, you will be entitled to receive the cash payment for your shares of common stock as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of common stock.

All demands for appraisal should be addressed to Maine & Maritimes Corporation, 209 State Street, PO Box 789, Presque Isle, ME 04769-0789, Attention: Patrick C. Cannon, must be delivered before the vote on the Merger Agreement is taken at the annual meeting and should be executed by, or on behalf of, the record holder of the shares of common stock. The demand must reasonably inform MAM of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

To be effective, a demand for appraisal by a holder of common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder’s name appears on his or her stock certificate(s). Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to MAM. The beneficial holder must, in such cases, have the registered owner, such as a broker or other nominee, submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her rights of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

Within ten (10) days after the effective time of the Merger, the surviving corporation must give written notice that the Merger has become effective to each MAM stockholder who has properly filed a written demand for appraisal and who did not vote in favor of or consent to the Merger Agreement. With that written notice, the corporation must supply a form to be signed and returned by the stockholder seeking appraisal rights. Information which must be in the form includes the deadline for returning it to the corporation and the corporation’s estimate of the fair value of the shares.

Any stockholder who properly returns the form is entitled to receive, within 10 days after the deadline stated in the form, upon written request, a written statement setting forth the aggregate number of shares not voted in favor of the Merger Agreement and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares.

Any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the Merger Agreement for his or her shares of common stock, as long as it is done before the deadline set forth in the notice received from the surviving corporation.

Proper return of the form includes stockholder signature on the form, a certification as to whether the shares were acquired before the date specified as such in the form, and deposit of certificates for the shares where indicated on the form. If the stockholder complies with all requirements, and certifies that the shares were acquired before such date, the corporation is required, within 30 days of its receipt of the form from the stockholder, to pay cash for the shares in the amount it estimates to be the fair value of those shares, plus interest. Together with the cash payment, the corporation must provide its annual financial statements, the corporation’s estimate of the fair value of its shares, the latest quarterly financial statements, and a statement that stockholders can demand further payment. If the date of acquisition is not properly certified by the stockholder to be before the date specified on the form, then the corporation is not required to pay cash, but must make a written offer in the amount of its estimate of the fair value.

If the dissenting stockholder is dissatisfied with the payment or offer, he/she/it must notify the corporation in writing within 30 days after receiving the corporation’s payment or offer of payment, with a demand for payment of the stockholder’s estimate of fair value plus interest, less any amount already received.

If a stockholder’s demand for payment remains unsettled, the corporation must commence a proceeding within 60 days of receiving the payment demand, or it shall be required to pay the amount demanded by the stockholder. All stockholders who have unsettled demands shall be made a party to the suit. The court may appoint one or more appraisers to evaluate the fair value of the shares. Stockholders will have all discovery rights as they would in other civil proceedings, but stockholders may not demand a jury trial. The court proceeding for an appraisal action involving MAM is required to take place in Aroostook County, Maine.

In determining fair value, the Court is required to use customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, without a discount for lack of marketability or minority status. You should be aware that the fair value of your shares as determined under Chapter 13 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the Merger Agreement.

Each stockholder is entitled to judgment for the fair value of the stockholder’s shares plus interest, less any amount already received. The corporation will bear the court costs in such an action unless the court finds that the stockholders acted vexatiously or not in good faith.

Any stockholder who had demanded appraisal rights will not, after the effective time of the Merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time of the Merger; however, if no petition for appraisal is filed by the deadline, or if the stockholder delivers a timely written withdrawal of his or her demand for appraisal, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its common stock pursuant to the Merger Agreement.

In view of the complexity of Chapter 13, MAM’s stockholders who may wish to dissent from the Merger and pursue appraisal rights should consult their legal advisors.

Stock Exchange Delisting and Deregistration of MAM Stock

If the Merger is completed, the common stock will be delisted from the NYSE Amex stock exchange and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC on account of the common stock.

Litigation Relating to the Merger

On March 16, 2010, a purported class action lawsuit related to the Merger, captioned Duplisea v. Maine & Maritimes Corporation, et al. was filed in the Maine Superior Court, Aroostook County, against MAM and each of its directors individually, alleging breach of fiduciary duty in connection with the proposed sale of MAM to BHI. An amended complaint was filed on April 22, 2010. The action alleges, among other things, that the Company’s process undertaken in deciding to sell the Company was flawed, the consideration to be received by shareholders is inadequate, certain directors have a financial interest in the transaction, the Merger Agreement has preclusive deal protection provisions, and the preliminary proxy statement was materially misleading and incomplete. The action seeks to enjoin the shareholder vote and the proposed sale, and does not seek money damages. The Company will vigorously contest this action. The Company cannot predict the outcome at this time.

On April 16, 2010, another purported class action lawsuit related to the Merger, captioned Johnson-Gee v. Maine & Maritimes Corporation, et al. was filed in the United States District Court, District of Maine, against MAM, BHE Holdings Inc., BHE Holding Sub One Inc., and each of MAM’s directors individually, alleging breach of fiduciary duty in connection with the proposed sale of MAM to BHI. An amended complaint was filed on May 7, 2010. The action alleges, among other things, that the Company’s process undertaken in deciding to sell the Company was flawed, the consideration to be received by shareholders is inadequate, certain directors have a financial interest in the transaction, the Merger Agreement has preclusive deal protection provisions, and the preliminary proxy statement is materially false and misleading. The action seeks to enjoin the shareholder vote and the proposed sale, a declaratory judgment that the preliminary proxy statement was materially false and misleading, and does not seek money damages from the Company. The Company has moved to stay or dismiss this action and will vigorously contest it. The Company cannot predict the outcome of this action at this time.

THE MERGER AGREEMENT

The following summary describes certain material provisions of the Merger Agreement. The complete text of the Merger Agreement is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We urge you to read the Merger Agreement carefully and in its entirety.

The Merger Agreement and the following description have been included to provide you the information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about MAM. That information can be found elsewhere in this proxy statement and in the other public filings we make with the SEC, which are available, without charge, at http://www.sec.gov.

The representations, warranties and covenants contained in the Merger Agreement were made for the purposes of the Merger Agreement and the benefit of the parties to the Merger Agreement and may have been used for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts. Moreover, because these representations and warranties were made as of certain dates indicated in the Merger Agreement, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. The representations and warranties and other provisions of the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement for information regarding MAM and its business. See “Where You Can Find More Information” beginning on page 93.

The Merger

Subject to the terms and conditions of the Merger Agreement and in accordance with Maine law, at the effective time of the merger, Merger Sub, a wholly-owned subsidiary of BHI and a party to the Merger Agreement, will merge with and into MAM. MAM will survive the merger as a the “Surviving Corporation”—wholly-owned subsidiary of BHI, and the separate corporate existence of Merger Sub will cease. The directors of Merger Sub (plus two of our current directors) will become the directors of the Surviving Corporation, and our executive officers will become the executive officers of the Surviving Corporation. Remuneration for these directors will be determined later. Our articles of incorporation will be amended and restated in their entirety in the form attached to the Merger Agreement upon the effective time of the merger, and will become the articles of incorporation of the Surviving Corporation. The Merger Sub’s bylaws will become the bylaws of the Surviving Corporation upon the effective time of the merger.

Effective Time

The merger will become effective upon the filing of the articles of merger with the Secretary of State of the State of Maine or at a later time, as agreed upon by BHI and us and specified in the articles of merger. The filing of the articles of merger will occur at the closing, which will take place no later than the second business day after satisfaction or waiver of the conditions to the closing of the merger set forth in the Merger Agreement and described in this proxy statement, or at another time as is agreed upon by BHI and us. Although we expect to complete the merger as soon as possible following the annual meeting of our stockholders and the receipt of the required regulatory approvals, we cannot specify when, or assure that we and BHI will satisfy or waive all of the conditions to the closing of the merger.

Conversion and Surrender of Shares; Procedures for Payment

The conversion of each outstanding share of our common stock into the right to receive $45.00 per share in cash, without interest and less any applicable withholding taxes, will occur automatically at the effective time of the merger. At or promptly following the effective time of the merger, but no later than two days following the effective time of the merger, BHI will deposit with [Computershare Investor Services], the paying agent, the aggregate cash merger consideration payable under the Merger Agreement. Promptly following the effective time of the merger, and no later than five days following the effective time, the paying agent will send to each former MAM stockholder of record instructions for obtaining cash in exchange for shares of our common stock and a letter of transmittal.

PLEASE DO NOT SUBMIT YOUR MAM STOCK CERTIFICATES FOR EXCHANGE UNTIL YOU RECEIVE THE TRANSMITTAL INSTRUCTIONS AND LETTER OF TRANSMITTAL FROM THE PAYING AGENT.

Upon surrender of a stock certificate together with a duly completed and validly executed letter of transmittal, and any other documents that may be reasonably required by the paying agent, or receipt of an appropriate agent’s message in the case of book-entry transfer of uncertificated shares, each holder of a certificate or uncertificated shares will be entitled to receive from the paying agent, acting on behalf of BHI, payment by check of $45.00 in cash (subject to applicable withholding) for each share surrendered, and those shares will be cancelled. Until surrendered, stock certificates and uncertificated shares will be deemed from and after the effective time of the merger to represent only the right to receive the cash payable under the Merger Agreement. From and after the effective time of the merger, our stock transfer books will be closed and there will be no further registration of transfers on the stock transfer books of the shares of MAM common stock that were outstanding immediately prior to the effective time of the merger. Also, from and after the effective time of the merger, the MAM stockholders will cease to have any rights with respect to their shares of common stock, except as otherwise provided for by the Merger Agreement or by applicable law. If a certificate has been lost, stolen or destroyed, the paying agent will issue payment following receipt of an affidavit of that fact and, if required by the Surviving Corporation, a posting of bond as an indemnity against claims with respect to the certificate. Any cash deposited with the paying agent that has not been distributed within twelve months after the effective time in accordance with procedures summarized above will promptly be paid to BHI, at BHI’s option. After that twelve-month period, former MAM stockholders may look only to BHI for payment of the merger consideration.

In the event of a transfer of ownership of our common stock that is not registered in our stock transfer books, the merger consideration for shares of our common stock so transferred may be paid to a person other than the person in whose name the surrendered certificate or uncertificated shares are registered if:

•	the certificate is properly endorsed and is otherwise in proper form for transfer, and

•	the person requesting that payment:

i.	pays any transfer or other taxes resulting from the payment of merger consideration to a person other than the registered holder of the certificate or uncertificated shares; or

ii.	establishes to the satisfaction of BHI or its designated agent that the tax has been paid or is not payable.

No interest will be paid or will accrue on any cash payable in connection with the merger upon the surrender of stock certificates representing shares or uncertificated shares of our common stock. The cash paid or payable following conversion of shares of our common stock in the merger will be issued in full satisfaction of all rights relating to those shares of our common stock. No dividends or other distributions with respect to our common stock with a record date after the effective time of the merger will be paid to the holder of any unsurrendered certificate or book-entry shares with respect to the shares of our common stock represented thereby. A MAM stockholder will receive any unpaid dividends and other distributions (the record dates with respect to which occurred before the effective time of the merger) upon surrender of the applicable certificate or book-entry share.

Appraisal Rights

Shares of our common stock issued and outstanding immediately prior to the effective time of the merger that are held by any holder who has properly demanded and not failed to perfect, effectively withdrawn or lost appraisal rights to those shares will not be converted into the right to receive the cash payment as described above. Instead that holder will only be entitled to payment of the appraised value of those shares in accordance with the Maine Business Corporation Act (which we refer to as the MBCA). At the effective time of the merger, all of those shares will automatically be cancelled and will cease to exist or be outstanding, and each holder will cease to have any rights with respect to the shares, except for rights granted under Chapter 13 of the MBCA. In the event a holder withdraws or loses (through failure to perfect or otherwise) the right to appraisal under the MBCA, then the rights of that holder will be deemed to have been converted at the effective time of the merger into the right to receive the merger consideration described above. We are required to serve prompt notice to BHI of any demands for appraisal that we receive, and BHI has the right, upon its request, to participate in and/or direct all negotiations and proceedings with respect to demands for appraisal under the MBCA. We may not, without BHI’s prior written consent, waive any failure by a stockholder to timely comply with the MBCA to effect or demand an appraisal, voluntarily make any payment with respect to, or settle or offer to settle, any demands for appraisal.

These rights in general are discussed more fully under the section of this proxy statement entitled “The Merger—Dissenters’ Rights of Appraisal.”

Treatment of Options Outstanding Under Our Stock Plans

Our stock and option plans, including the board-approved 2010 Executive Compensation Plan, the Maine & Maritimes Corporation 2008 Stock Plan, the Maine & Maritimes Corporation 2002 Stock Option Plan, and the Maine & Maritimes Corporation Stock Plan for Outside Directors, will be terminated prior to the effective time of the merger. We will use our reasonable best efforts to provide that each right to acquire shares of our common stock will be converted at the effective time of the merger into the right to receive a cash amount equal to the excess, if any, of $45.00 per share over the exercise price payable in respect of the share of our common stock issuable under any option. We will cancel and terminate each company option for which the exercise price per share is greater than $45.00, without the right of the holder of that option to receive any money for that option. The cash payable for these options will be paid as soon after the closing of the merger as is practicable. BHI and the Surviving Corporation will be entitled to deduct and withhold from the amounts payable to the optionholders any amounts as may be required to be deducted and withheld with respect to the making of that payment under federal tax laws, or any provision of state, local or foreign tax laws. Prior to the effective time of the merger, MAM is required to make any amendments to the terms of its stock plans and obtain any consents from holders of options that are necessary to ensure that it will not at the effective time be bound by any options, stock appreciation rights, warrants or other rights or contracts entitling any person to own any capital stock of the Surviving Corporation or to receive any payment in respect thereof.

Treatment of Shares Under Our Dividend Reinvestment Plan and Employee Stock Purchase Plans

We will terminate our stock purchase and dividend reinvestment plans before the closing of the merger, including closing all participant accounts under our stock purchase and dividend reinvestment plans after paying to each participant in these plans a cash amount equivalent to the $45.00 per share, less any interest and applicable withholdings, multiplied by the number of shares of our common stock held in the participant’s accounts immediately prior to the closing of the merger, net of any applicable fees and amounts required to be withheld pursuant to applicable law.

Withholding Rights

The cash otherwise payable to holders pursuant to the Merger Agreement will be reduced by the amount that the Surviving Corporation, BHI or the paying agent is required to deduct and withhold under the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, or any other applicable state, local, provincial or foreign tax law. The withheld amounts will be treated for all purposes of this Merger Agreement as having been paid to the holders in respect of which that deduction and withholding was made.

Representations and Warranties

We made a number of representation and warranties to BHI and Merger Sub relating to, among other things:

•	our corporate organization, good standing, our subsidiaries and similar corporate matters;

•	our capital structure;

•

the authorization, execution, delivery and enforceability of, and the absence of conflicts with or defaults under our organizational documents, other contracts and applicable laws, and required stockholder approval;

•	required consents, approvals, orders and authorizations of, and filings with, governmental authorities relating to, the Merger Agreement and related matters;

•

documents and financial statements that we have filed with the SEC, our compliance with the Sarbanes-Oxley Act of 2002 and other matters with respect to our internal controls and procedures, our compliance with listing standards of NYSE Amex, the existence, if any, of any undisclosed liabilities, and the absence of off-balance sheet transactions;

•

the absence of an action or event which would be material to us; our carrying on the business in the ordinary course; and our entering into any agreement with regard to items prohibited under the “Conduct of Business Pending a Merger” section summarized in detail on page 57;

•

the absence of pending or threatened litigation or governmental investigations, the absence of judgments or orders threatened, pending or imposed upon us, our subsidiaries or our assets, or MAM or its subsidiaries’ officers, directors or senior managers, or that are related to the merger or MAM’s right to consummate them;

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our compliance with applicable laws, judgments, orders and permits, the absence of any notice from a governmental authority stating we were not in compliance with laws, judgments or orders, or that a governmental authority was considering amending, terminating or revoking a permit;

•	our status as a public utility regulated by the Maine Public Utilities Commission and the Federal Energy Regulatory Commission, and other related regulatory classifications;

•	compliance with the Public Utility Holding Company Act of 2005;

•	our compliance with any filings required to be made under Federal Energy Regulatory Commission regulations or state laws;

•	tax matters with respect to us;

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our employee benefit plans, our employee agreements, our collective bargaining agreements, and matters relating to the Employee Retirement Income Security Act, the Worker Adjustment and Retraining Notification Act, and other applicable employee, labor, collective bargaining, and benefits laws;

•	environmental matters with respect to our operations;

•	contracts material to us;

•	our five largest (by dollar volume) suppliers and customers;

•	title to, and other matters relating to, our real property and assets;

•	our intellectual property;

•	insurance and warranty matters;

•	the receipt by our board of directors of a fairness opinion from KeyBanc;

•	our engagement of, and payment of fees to, brokers, investment bankers and financial advisors; and

•	our exemption from any state takeover statutes and certain provisions in our articles of incorporation and bylaws.

Most of our representations and warranties apply both to MAM and its subsidiaries. Our representations and warranties will expire at the effective time of the merger.

BHI and Merger Sub made a number of representations and warranties to us in the Merger Agreement relating to, among other things:

•	their corporate organization, good standing, and similar corporate matters;

•	the authorization, execution, delivery and enforceability of, and the absence of conflicts with or defaults under organizational documents, other contracts and applicable laws;

•	required consents, approvals, orders and authorizations of, and filings with governmental authorities relating to, the Merger Agreement and related matters with respect to BHI and Merger Sub;

•	the accuracy of information supplied by BHI and Merger Sub in connection with this proxy statement;

•	the ownership by BHI of Merger Sub, and the lack of operations of Merger Sub;

•	having at closing sufficient cash resources available to pay the amounts required under the Merger Agreement; and

•	their engagement of, and payment of fees to, brokers, investment bankers and financial advisors.

The representations and warranties of BHI and Merger Sub will expire at the effective time of the merger.

Material Adverse Effect

Several of our representations and warranties contained in the Merger Agreement are qualified by reference to whether the failure of those representation or warranty to be true would reasonably be expected to have a “material adverse effect” on us. The Merger Agreement provides that a “material adverse effect” on us means:

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any material adverse effect on, or change, event, development, occurrence, condition or state of (each considered an “effect”) our ability to perform our obligations under the Merger Agreement or consummate the transactions contemplated by the Merger Agreement (including the merger) in a timely manner; or

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any such effect on the business, operations, assets, liabilities, financial condition or results of operations of us and our subsidiaries (considered as a single enterprise), except that none of the following, in and of itself, will constitute or be considered in determining whether any such effect has occurred: any effect that,

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arises out of general political, economic or market conditions or general changes or developments in the national electric transmission and distribution utility industry (which we refer to as our industry) that do not affect us (that is, the business, operations, assets, liabilities, financial condition or results of operations of MAM and its subsidiaries (considered as a single enterprise)) disproportionately as compared to other companies that operate in our industry;

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results from or is caused be acts of terrorism or war (whether or not declared) or natural disasters occurring after the date of the Merger Agreement that do not affect us disproportionately compared to other companies that operate in our industry;

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arises out of, results from or relates to, the transactions contemplated by the Merger Agreement, or the announcement thereof, or any negative impact on relationships with our employees or disruption in supplier, distributor, landlord, partner or similar relationships as a result of the announcement of the transactions;

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results from changes in law or any applicable accounting regulations or principles or the interpretations thereof that do not affect us disproportionately as compared to other companies that operate in our industry;

•	results from changes in the price or trading volume of our stock (provided that any event that may have caused or contributed to such change in market price or trading volume will not be excluded); or

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results from our failure to meet public or internal revenue, earnings or other projections, in and of itself (provided that any event, condition, change, occurrence or development of a state of circumstances that may have caused or contributed to our failure to meet published revenue, earnings or other projections will not be excluded).

Conduct of Business Pending the Merger

Under the Merger Agreement, we have agreed that prior to the effective time of the merger, subject to certain exceptions, unless we obtain BHI’s written consent (which cannot be withheld or conditioned unreasonably) or as necessary to comply with legal requirements, we will and will cause each of our subsidiaries to:

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carry on our and their businesses in the usual and ordinary course of normal day-to-day operations of our business, consistent (in manner, amount and otherwise) with past practice (which we refer to as our ordinary course of business) and in material compliance with applicable legal requirements, material contracts and permits;

•	use commercially reasonable efforts to preserve intact our present business organizations and relationships and to retain the services of our present officers and key employees;

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use commercially reasonable efforts to continue to make capital expenditures consistent with our board-approved 2010 capital expenditure plan and in an aggregate amount equal to at least 80% of that plan; and

•	keep in full force and effect all material insurance policies, other than changes made in the ordinary course of business.

In addition, we have also agreed that until the effective time of the merger, unless expressly permitted under the Merger Agreement, BHI otherwise consents in writing (which BHI can withhold in its sole discretion) or otherwise required by applicable law, and subject to certain exceptions for actions taken in the ordinary course of business or below certain dollar thresholds, we will and will cause our subsidiaries to comply with specific restrictions relating to, among other things:

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issuing, selling, pledging or encumbering capital stock, voting securities, equity interests, or other securities and rights convertible into those securities other than (i) in connection with our Directors’ Stock Plan in the ordinary course of business (up to 3,000 shares), (ii) upon exercise or settlement of outstanding incentive awards that are vested, and (iii) pursuant to our dividend reinvestment plan in the ordinary course of business;

•	redeeming, purchasing or acquiring outstanding shares of capital stock, voting securities, or equity interests, or any rights to acquire any of those securities;

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declaring, setting aside or paying any dividends or distributions on our common stock other than ordinary quarterly dividends not to exceed $0.05 per share per quarter, and dividends by our subsidiaries to us;

•	splitting, combining, sub-dividing or reclassifying our common stock;

•	accelerating or amending, or waiving any rights under, the vesting of stock options or stock awards;

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incurring or guaranteeing indebtedness, or issuing any debt securities or options to acquire debt securities, other than (i) borrowings we made under our existing lines of credit in the ordinary course of business for the purpose of making expenditures consistent with our 2010 capital expenditure plan, or other borrowings not to exceed $500,000 above the amount of borrowings forecasted in any applicable month in our 2010 operations and maintenance budget, or guarantees of any of those borrowings issued by our subsidiaries, or (ii) borrowings made by our subsidiaries in the ordinary course of business;

•	failing to maintain our outstanding letters of credit, guarantees or other forms of credit support affecting our business;

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selling, assigning, transferring, conveying, leasing, mortgaging or encumbering our assets that are material to our business, other than (i) certain liens permitted in the ordinary course of business, (ii) subjecting our newly-acquired transmission and distribution assets to liens arising under our 1996 indenture and our 2000 indenture, (iii) pursuant to certain contracts, (iv) certain sales, assignments, transfers, conveyances and leases we disclosed to BHI or those made in the ordinary course of business in an amount less than $50,000 in any instance and $250,000 in the aggregate or as contemplated by our 2010 capital expenditures plan; and (v) dispositions of obsolete or worthless assets;

•	making capital expenditures involving real property or that are not otherwise contemplated by our 2010 capital expenditure plan, with specified dollar limit exceptions;

•	making any acquisition in any manner of any person, business, equity interest or divisions in excess of specified dollar amounts, or where the business does not primarily relate to our business;

•	making investments in or loans to any persons other than our subsidiaries, and acquiring ownership or control of any capital stock, bonds or securities of any person;

•	failing to maintain MAM and its subsidiaries’ insurance policies covering MAM and its subsidiaries’ business;

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entering into, renewing, terminating, amending, modifying, or assigning any of our rights pursuant to, any material contract involving certain specified payment levels or outside of the ordinary course of business, or entering into or amending any agreement that (i) limits our rights to engage in business activities with any person or in any line of business or geography, (ii) amends or modifies the engagement letter we have with KeyBanc, (iii) would be breached by, or require a third party’s consent to continue in force following, the merger, or (iv) releases any person from any confidentiality, standstill or similar agreement;

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except in the ordinary course of business, entering into, or amending, any contract relating to a transaction with one of MAM or its subsidiaries’ officers, directors, subsidiaries, or stockholders, or members of such person’s immediate families or corporations controlled by such persons;

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changing or increasing the compensation of any of our directors, officers, or employees, or entering into, establishing, amending or terminating employment, consulting, retention, change in control, collective bargaining, bonus or other incentive compensation, profit sharing, health or welfare, stock option or equity, pension, retirement, vacation, severance, expense reimbursement, compensation or benefit plan other than as required by law or pursuant to certain contracts, or increases in salaries (other than for officers) made in the ordinary course of business;

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entering into, modifying or terminating any of MAM or its subsidiaries’ labor or collective bargaining agreements, or through negotiation making commitments to incur liability to any labor organization;

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making or changing any material election with respect to taxes, filing or amending any material tax return, or taking certain other actions with respect to tax matters, settling any material tax claim, adopting or changing any material accounting method with respect to taxes;

•	changing our accounting methods or revaluing any material assets, except where required by generally accepted accounting principles in the United States;

•	collecting accounts receivable or paying accounts payable other than in the ordinary course of business;

•	amending MAM or its subsidiaries’ organizational documents;

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adopting a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization (other than exclusively between our wholly-owned subsidiaries);

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paying, discharging, settling or satisfying any material liabilities other than those reflected or reserved against in our most recent consolidated financial statements, or incurred since our most recent financial statements in the ordinary course of business;

•	issuing broadly distributed communications of a general nature to our employees, suppliers or customers relating to the transactions contemplated by the Merger Agreement;

•	waiving, releasing, canceling, assigning, settling or compromising any lawsuits or disputes which are material to MAM and its subsidiaries taken as a whole;

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making or implementing any changes to MAM or its subsidiaries’ rates or charges, standards of service or regulatory accounting, except (i) pursuant to routine filings made in the ordinary course of business (including our distribution and transmission rate case filings and any extensions of special rate contracts approved by the Maine Public Utilities Commission), with respect to which BHI will have a reasonable opportunity to review and comment, or (ii) as required by a governmental authority; and

•	committing or agreeing to take any of the actions described in the previous bullet points.

Limitation on Considering Other Acquisition Proposals

We have agreed that we will not, and will not permit any of our subsidiaries to, nor will we authorize or permit any of MAM or its subsidiaries’ directors, officers or employees or any of our or their investment bankers, financial advisors, attorneys, accountants, agents or other representatives (we refer to all of these parties as our representatives) to:

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solicit, initiate, cause, facilitate or encourage (including by way of furnishing information or providing access to our properties, books or records) any inquiries or proposals that constitute, or may reasonably be expected to lead to, any takeover proposal;

•	participate in any discussions or negotiations with any third party regarding any takeover proposal; or

•	enter into any contract related to any takeover proposal.

We have agreed to, and have agreed to cause our representatives to, cease all activities, discussions and negotiations relating to other takeover proposals, use our reasonable best efforts to obtain the return or destruction of confidential information, and refrain from releasing any party under a standstill to the extent permitted by law.

However, at any time prior to obtaining stockholder approval, we are permitted to furnish information relating to MAM and our subsidiaries or provide access to our properties, books or records to any person making a takeover proposal and participate in discussions and negotiations with that person regarding that takeover proposal; provided that,

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that person has made an unsolicited, bona fide written takeover proposal after the date of the Merger Agreement that is not obtained in circumstances involving a breach of the Merger Agreement or any standstill agreement;

•	we determine in good faith that the takeover proposal constitutes (or would reasonably be expected to result in) a superior proposal; and

•	we determine in good faith that taking that action is necessary in order for us to comply with our fiduciary duties (or the failure to take that action would violate our fiduciary duties).

In those circumstances we are required, upon receipt of a takeover proposal, to notify BHI and enter into a customary confidentiality agreement with the person making the proposal that is no less favorable to us than the confidentiality agreement entered into with BHI; provided that,

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the confidentiality agreement does not include any provision calling for an exclusive right to negotiate with us and does not restrict us from complying with the non-solicitation provisions summarized herein; and

•	we advise BHI of all non-public information delivered to the other person and all access granted to that person concurrently with its delivery or grant to that person.

We must provide BHI with a copy of any confidentiality agreement entered into in connection with any such takeover proposal within twenty-four hours of execution. Further, we are required to advise BHI, orally and in writing, within twenty-four hours if any proposal, offer, inquiry or other contact is received by, any information or access is requested from, or any discussion or negotiations are sought to be initiated or continued with us in respect of any takeover proposal. We also must indicate the identity of the person making that proposal, offer, inquiry or other contact and specify the terms and conditions of any proposals or offers or the nature of any inquiries or contacts. We also must keep BHI promptly informed of material developments and the status of the discussions and negotiations.

Board Recommendation and Adverse Recommendation Change

The Merger Agreement also provides that our board of directors will not:

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(i) fail to make, qualify, withdraw (or not continue to make) or modify, or propose publicly to qualify, withdraw (or not continue to make), in a manner adverse to BHI, its recommendation to MAM stockholders to adopt the Merger Agreement or approve or declare the advisability of the Merger Agreement and the transactions contemplated thereby, (ii) fail to reject any takeover proposal within ten business days (taking a neutral or no position with respect to any publicly disclosed takeover proposal, among other things, constitutes a failure to reject a takeover proposal; a “stop, look and listen” communication by the board of directors to MAM’s stockholders pursuant to Rule 14d-9(f) under the Securities Exchange Act of 1934, as amended will not, in and of itself, constitute a failure to reject a takeover proposal) or (iii) fail to publicly reconfirm its recommendation to MAM stockholders to adopt the Merger Agreement or approve or declare the advisability of the Merger Agreement and the transactions contemplated thereby within ten business days after receipt of a written request from BHI to do so (we refer to any of these actions as an “adverse recommendation change”); or

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approve or recommend, or propose publicly to approve or recommend, or cause or authorize MAM or any of its subsidiaries to enter into, any letter of intent, agreement in principle, memorandum of understanding, merger, acquisition, purchase or joint venture agreement or other contract related to any takeover proposal (we refer to these actions as an “adverse action”).

Notwithstanding these restrictions, prior to obtaining the approval of MAM’s stockholders, but not after, our board of directors may make an adverse recommendation change or take an adverse action if, and only to the extent that, in response to a superior proposal or an intervening event, the board of directors determines in good faith based on available information that making an adverse recommendation change or taking an adverse action is necessary for the board of directors to comply with its fiduciary duties or the failure to make an adverse recommendation change or take that action would violate its fiduciary duties to MAM’s stockholders under applicable Maine law. We must give BHI five business days’ advance written notice, when possible, that our board of directors intends to take such action and specifying the terms and conditions of any superior proposal or the details of any intervening event. We will negotiate with BHI and Merger Sub in good faith to make such adjustments to the terms and conditions of the Merger Agreement as would permit us not to effect an adverse recommendation change or take an adverse action.

A “takeover proposal” means any inquiry, proposal or offer from any person or group (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), other than BHI and its subsidiaries, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of MAM and its subsidiaries (including securities of subsidiaries) equal to 15% or more of MAM’s consolidated assets or to which 15% or more of our revenues or earnings on a consolidated basis are attributable, (ii) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of beneficial ownership (within the meaning of Section 13 under the Securities Exchange Act of 1934, as amended) of 15% or more of any class of MAM’s equity securities, (iii) tender offer or exchange offer that if consummated would result in any person or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) beneficially owning 15% or more of any class of MAM’s equity securities or (iv) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving MAM or any of its subsidiaries; in each case, other than the transactions contemplated under the Merger Agreement.

A “superior proposal” means a bona fide written offer, obtained after the signing and not in breach of the Merger Agreement or any standstill agreement with us, to acquire, directly or indirectly, for consideration consisting of cash and/or securities, at least a majority of MAM’s equity securities or all or substantially all of the assets of MAM and its subsidiaries on a consolidated basis, made by a third party, which (i) is not subject to a financing contingency, (ii) includes consideration per share of our common stock that is greater than the merger consideration per share (including, in case of non-cash consideration, a determination by the board of directors (after consultation with outside counsel and a financial advisor of national reputation) that the fair market value of the non-cash consideration per share of our common stock is greater than the merger consideration) and (iii) is otherwise on terms and conditions which our board of directors determines in its good faith and reasonable judgment (after consultation with outside counsel and a financial advisor of national reputation) to be more favorable to our stockholders from a financial point of view than the merger and the other transactions, taking into account at the time of determination any changes to the terms of the Merger Agreement that, as of that time, had been proposed by BHI in writing and the ability of the person making that proposal to consummate the transactions contemplated by that proposal (based upon, among other things, the availability of financing and the expectation of obtaining required approvals).

An “excluded matter” means any actual or proposed (i) agreements, transactions and other business opportunities of the type that MAM and/or its subsidiaries have entered into, engaged in, or considered, in the past and (ii) termination, modification, amendment or supplement of any material contract.

An “intervening event” means a material development or change in circumstances (other than an excluded matter) that occurs or arises after the date of the Merger Agreement, but before the time the stockholder approval is obtained, that was unknown and not reasonably foreseeable by our board of directors as of the date of the Merger Agreement.

Further Actions and Agreements

MAM Stockholders’ Meeting; Proxy Statement.

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We have agreed to prepare and file this proxy statement for use in connection with the solicitation of proxies from our stockholders for use at the annual meeting. We will use our reasonable best efforts to cause this proxy statement to be disseminated to our stockholders as promptly as permitted by applicable law and practicable following the filing thereof with the SEC. If at any time prior to our annual meeting we discover any fact or information, or any event occurs, which should be set forth in an amendment or supplement to this proxy statement, we will prepare and file with the SEC an appropriate amendment or supplement to this proxy statement or the applicable required filing describing that information as soon as is reasonably practicable, and to the extent required by applicable law or order or the SEC or its staff, disseminate that amendment or supplement to our stockholders.

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We have agreed to take all actions necessary to ensure that this proxy statement, and any amendments, supplements, or other documents we file with the SEC in connection with the merger, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and will comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended.

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We have agreed to call and hold our annual stockholders’ meeting as soon as practicable after the execution of the Merger Agreement for the purpose of electing directors, ratifying our auditors and obtaining our stockholder approval of the Merger Agreement. Unless our board of directors has changed its recommendation, we have agreed to use our commercially reasonable efforts to solicit proxies from our stockholders, and to take all other reasonable action necessary to secure the vote of our stockholders in favor of adoption of the Merger Agreement.

Agreement to Use Reasonable Best Efforts.    BHI, Merger Sub and MAM have agreed to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Merger Agreement. This includes, but is not limited to, using reasonable best efforts to:

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cause the conditions to the merger described in “—Conditions to the Closing of the Merger” beginning on page 64 to be satisfied and obtain all necessary approvals, consents, registrations, permits, authorizations and other confirmations from governmental authorities and make all necessary registrations, declarations, submissions of information, applications and other documents and filings with governmental authorities in connection with the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement;

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file with the Antitrust Division of the Department of Justice a Notification and Report Form relating to the Merger Agreement and the transactions contemplated thereby as required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as promptly as practicable, and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to that act, and use reasonable best efforts to take all other actions to cause the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as soon as practicable (early termination of the waiting period was granted on May 7, 2010);

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take all actions necessary so that no state takeover or other similar statute, regulation or order becomes applicable to the merger and if any such statute, regulation or order does become applicable, to use reasonable best efforts to ensure that the merger may be consummated as promptly as practicable on the terms contemplated by the Merger Agreement and otherwise minimize the effect of such statute, regulation or order on the merger;

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consult and cooperate with each other in the making of filings with any governmental authority in connection with the transactions contemplated by the Merger Agreement and in connection with any other investigation, including actions initiated by private parties, and to notify the other party on a reasonably timely basis upon receipt of any material communication regarding any of the transactions contemplated by the Merger Agreement in connection with any filings, investigations with, by or before any governmental authority relating to the Merger Agreement or the transactions contemplated thereby, including any proceedings initiated by a private party; and

•	resolve objections, if any, asserted by a governmental authority or other person with respect to the transactions contemplated by the Merger Agreement.

However, we cannot agree, without BHI’s prior written consent (in its sole discretion) to commit to any divestiture transaction or agree to any material restriction on our business, and nothing in these obligations limits the rights of any party to terminate the agreement in accordance with its terms. Further, BHI is not required to (i) dispose or hold separate any part of its or our businesses, operations, assets or product lines (or a combination of BHI’s and our respective businesses, operations, assets or product lines) or the shares of the Surviving Corporation, (ii) not compete in any geographic area or line of business, (iii) restrict or limit the manner in which, or whether, BHI, we, the Surviving Corporation or any of their or our affiliates may carry on business in any part of the world and/or (iv) limit any of BHI’s or its affiliates’ ability to exercise full rights of ownership of all shares of the Surviving Corporation effectively.

Public Announcements.    BHI and we have agreed to consult with the other party before issuing any press release or otherwise making any public statements with respect to the Merger Agreement or the merger, except as may be required by law or NYSE Amex.

Access to Information.    We have agreed to, and to cause our subsidiaries, to afford BHI and its representatives with reasonable access to our properties, books, personnel and records, to use commercially reasonable efforts to obtain third party consent to the disclosure of any information restricted by a confidentiality agreement, and to provide other documents and information in our possession that BHI may reasonably request prior to the closing of the merger. We have agreed to use commercially reasonable efforts to cause, at BHI’s request, one of our appointees to the management and/or other committees of any of MAM and its subsidiaries’ material joint ventures or projects (including the Joint Development Agreement between Maine Public Service Company and Central Maine Power Company, dated as of October 2, 2008) to be a person designated by BHI.

Notification of Certain Matters.    BHI and we have agreed to give the other party prompt notice of (i) certain specified notices or other communications received from any governmental authority in connection with the transactions, (ii) actions commenced or threatened against, relating to or involving or otherwise affecting that party or any of its subsidiaries which relate to the transactions contemplated by the Merger Agreement, (iii) the discovery of specified facts or circumstances regarding whether a representation or warranty made by a party contained in this agreement would be untrue in certain respects.

Indemnification and Insurance.    From and after the effective time of the merger, BHI and the Surviving Corporation will assume and honor, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing prior to or as of the date of the Merger Agreement in favor of our directors or officers as of immediately prior to the effective time of the merger, in each case to the fullest extent permitted by the Company’s organizational documents and applicable legal requirements.

For six years after the effective time of the merger, BHI will maintain, to the extent commercially available, our directors’ and officers’ liability insurance in effect on the date of the Merger Agreement, for the benefit of those persons who were our directors and officers immediately prior to the effective time of the merger for their acts and omissions occurring prior to the effective time of the merger. BHI’s obligation to provide this insurance coverage is subject to a cap on annual premiums equal to 300% of our most recently paid annual premium for that insurance coverage. If the Surviving Corporation cannot maintain the existing or equivalent insurance coverage without exceeding the cap, the Surviving Corporation may reduce the amount of insurance coverage, or substitute a “tail” policy, to the amount of coverage that can be obtained by paying annual premiums that in the aggregate do not exceed 300% of our most recently paid annual premium.

Securityholder Litigation.    We have agreed to give notice to BHI of, and give BHI the opportunity to participate in the defense or settlement of any, any securityholder claim against us or our directors relating to the transactions contemplated by the Merger Agreement, and we need BHI’s consent to any settlement (not to be unreasonably withheld).

Fees and Expenses.    Except as described below, each party has agreed to incur its own fees and expenses, whether or not the merger is contemplated.

Rules 16b-3.    We have agreed to take steps reasonably requested by BHI or Merger Sub to cause dispositions of our equity securities by each individual who is our director or officer to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

No Control Over Operations.    The parties have agreed that the Merger Agreement is not intended to give any party the right to, directly or indirectly, control or direct another party’s operations or business and regulatory affairs prior to the effective time of the merger.

Stakeholder Covenants.    BHI and Merger Sub have agreed that the Surviving Corporation and its subsidiaries will honor the following commitments after the effective time of the merger:

•	Performing their respective obligations under all of their respective employment contracts and all of their respective labor and collective bargaining contracts;

•	For the twelve months following the effective date of the merger, refraining from imposing any involuntary termination or retirement on individuals who are their respective employees as of the date of the Merger Agreement (other than those employees who are parties to employment contracts, and other than those terminated for “cause” or for performance reasons);

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For the twelve months following the effective date of the merger, continuing to operate and staff the operations center, the three regional field offices and the call center for the Surviving Corporation’s northern Maine service territory, in each case, in their present communities; and

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For the twelve months following the effective date of the merger, maintaining levels of financial and other support for the communities within the Surviving Corporation’s northern Maine service territory at or above the levels of our historical community giving and support practices.

Conditions to the Closing of the Merger

Each party’s obligation to effect the merger is subject to the satisfaction or waiver of various conditions, which include the following:

•	the Merger Agreement having been adopted by our stockholders;

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the waiting periods required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other applicable competition, merger control, antitrust or similar law, having expired or having been terminated (early termination of the waiting period was granted on May 7, 2010);

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no law, order, judgment, ruling or injunction issued by any governmental authority enjoining, restraining, preventing the closing of the merger, or making the closing of the merger illegal, being in effect; and

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our receipt of all approvals from relevant governmental authorities required for the continued operation of MAM and its subsidiaries’ business in substantially the same manner as of the date of the Merger Agreement.

BHI and Merger Sub will not be obligated to effect the merger unless the following conditions have been satisfied or waived by BHI and Merger Sub:

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our representations and warranties in the Merger Agreement that are qualified as to “material adverse effect,” that relate to our capitalization and that relate to certain material contracts, being true and correct as of signing, closing and/or any other applicable date specified in the Merger Agreement; all of MAM’s other representations and warranties being true and correct as of signing, closing and/or any other applicable date, except where the circumstances causing the failure of those representations and warranties to be true and correct have not had, and would not reasonably be expected to have, a material adverse effect on us; and us providing a certificate to this effect;

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MAM having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the closing of the merger; and MAM providing a certificate to this effect;

•	there being no pending or threatened claim, suit, action or proceeding that would be reasonably likely to:

•	enjoin, prevent, restrain, prohibit or make illegal the consummation of any of the transactions contemplated by the Merger Agreement;

•	impose limits on BHI’s and its affiliates’ rights to effectively exercise full rights of ownership of all shares of the Surviving Corporation;

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as a result of the merger, restrain, enjoin, prevent, prohibit, or make illegal, or impose any material limitations on, the ownership, control or operation by BHI or any of its affiliates of all or any portion of our business or assets after the merger, or the business or any portion of the business or assets of our subsidiaries;

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as a result of the transactions contemplated by the merger, compel BHI or any of its affiliates to dispose of any shares of the Surviving Corporation or to dispose of or hold separate any portion of MAM’s business or assets, or of BHI’s and its subsidiaries’ business or assets; or

•	impose material damages on BHI, us or any of BHI’s or our respective subsidiaries;

•	each of the members of MAM and its subsidiaries’ boards of directors having resigned as of the effective time of the merger;

•	notice of appraisal in accordance with the MBCA having been exercised and given by stockholders holding no more than 20% of the issued and outstanding shares of MAM’s common stock;

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us having delivered a certificate no more than thirty days prior to the closing date signed by one of our officers stating that no interest in our company is a United States real property interest (under the Internal Revenue Code);

•

BHI and Merger Sub having received one or more final orders of the Federal Energy Regulatory Commission, no longer subject to rehearing and/or judicial appeal, approving or accepting any filings as may be required by law or are necessary for the merger and the transactions contemplated by the Merger Agreement; and

•

BHI and Merger Sub having received one or more final orders of the Maine Public Utilities Commission, no longer subject to rehearing and/or judicial appeal, approving or accepting any filings as may be required by law or are necessary, in BHI’s reasonable judgment and upon conditions acceptable to BHI, for the merger and the transactions contemplated by the Merger Agreement.

We will not be obligated to effect the merger unless the following conditions have been satisfied or waived:

•

BHI’s and Merger Sub’s representations and warranties in the Merger Agreement that are qualified as to “material adverse effect” being true and correct as of signing, closing and/or any other applicable specified date; all other of their representations and warranties being true and correct as of signing, closing and/or any other applicable specified date, except where the circumstances causing the failure of those representations and warranties to be true and correct have not had, and would not reasonably be expected to have, a material adverse effect on BHI; and BHI providing a certificate of us to this effect; and

•

each of BHI and Merger Sub having performed and complied in all material respects with all obligations required to be performed and complied with by BHI and BHI and Merger Sub at or prior to the closing date of the merger; and BHI providing a certificate to us to this effect.

Termination of the Merger Agreement

Termination by both or either BHI or MAM

BHI and we can terminate the Merger Agreement under certain circumstances, including:

•	by mutual written consent;

•

by either BHI or us, if the merger has not been consummated on or before December 31, 2010 (we refer to this date as the “walk-away date”); provided , however , that the right to terminate the Merger Agreement pursuant to this provision is not available to a party if the failure of the merger to have been consummated on or before the walk-away date was primarily due to the failure of that party to perform any of its obligations under the Merger Agreement;

•

by either BHI or us, if any final, nonappealable order, ruling or injunction prohibits the consummation of the merger or a law or regulation makes the completion of the merger illegal; provided , however , that the right to terminate the Merger Agreement pursuant to this provision is not be available to a party if that restraint was primarily due to the failure of that party to perform any of its obligations under the Merger Agreement;

•

by either BHI or us, if the approval of our stockholders has not been obtained at the stockholders meeting or at any adjournment or postponement thereof; provided , however , that our right to terminate the Merger Agreement pursuant to this provision will not be available to us if we have failed to comply in all material respects with restrictions on considering other takeover proposals (described above) and obligations to:

•	prepare this proxy statement and take all related actions required under the Merger Agreement;

•

to take all actions necessary to ensure that this proxy statement, and any amendments, supplements, or other documents we file with the SEC in connection with the merger, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein; and

•

to call and hold our annual stockholders’ meeting as soon as practicable after the execution of the Merger Agreement and use our commercially reasonable efforts to solicit proxies from our stockholders and to recommend adoption of the Merger Agreement.

Termination by BHI

BHI can terminate the Merger Agreement under certain circumstances, including:

•

we have breached or failed to perform any of our representations, warranties, covenants or agreements such that the related closing conditions would not be satisfied (unless we cure that breach (if it is capable of being cured) within thirty calendar days following receipt of written notice from BHI of that breach or failure);

•	if an adverse recommendation change or adverse action occurred; or

•	if, after the date of the Merger Agreement, a material adverse effect has occurred.

Termination by MAM

We can terminate the Merger Agreement under certain circumstances, including:

•

if there has been a breach or failure to perform by BHI any of its representations, warranties, covenants or agreements such that the related closing conditions would not be satisfied (unless BHI cures that breach (if it is capable of being cured) within thirty calendar days following receipt of written notice from us of that breach or failure); or

•

if, prior to our stockholder meeting, our board of directors authorizes us, subject to complying with the terms of the Merger Agreement, to enter into a letter of intent, agreement in principle, memorandum of understanding, merger, acquisition, purchase or joint venture agreement or other agreement related to a superior proposal (we refer to such an agreement as a “superior proposal agreement”), and immediately prior to, or concurrently with, the termination of the Merger Agreement, we enter into a superior proposal agreement and we pay BHI any termination fee and expense reimbursement required under the Merger Agreement.

Effect of Termination

In the event of the termination of the Merger Agreement pursuant to the provisions above, written notice must be given to the other party or parties, specifying the provision pursuant to which that termination is made, and the Merger Agreement will become null and void (other than those provisions that survive termination as specified in the Merger Agreement relating to fees and expenses, confidentiality and securityholder litigation) and there will be no liability on the part of BHI, Merger Sub or us or their or our respective directors, officers and affiliates, except (i) liability for any termination fee and/or expense reimbursement provided for in the Merger Agreement, and (ii) nothing will relieve any party from liability for fraud or any willful breach of the agreement.

Termination Fees and Expenses; Other Remedies

The Merger Agreement requires that we pay BHI a termination fee of $2,000,000 and that we reimburse BHI for its deal expense in an amount up to $1,000,000 if:

•	we terminate the Merger Agreement as a result of our board of directors authorizing us to enter into a superior proposal agreement and we enter into that superior proposal agreement;

•	a takeover proposal became known to us or is made directly to our stockholders, or any person publicly announced an intention to make a takeover proposal, and thereafter:

•	the Merger Agreement is terminated pursuant to the walk-away date termination right; or

•

the stockholder approval of the merger is not obtained at the annual stockholder meeting or BHI terminates the Merger Agreement due to MAM’s breach or failure to perform by us any of its representations, warranties, covenants or agreements such that the related closing conditions would not be satisfied, other than in connection with a material, willful breach or, our material, willful failure to comply with, the non-solicitation provisions of the Merger Agreement;

and, in any such case, we enter into a definitive agreement or consummate a transaction contemplated by any takeover proposal within twelve months of the date on which the Merger Agreement is terminated;

•	BHI terminates the Merger Agreement as a result of our material, willful breach or our material, willful failure to comply with, the non-solicitation provisions of the Merger Agreement; or

•	BHI terminates the Merger Agreement as a result of an adverse recommendation change or adverse action.

The Merger Agreement requires that we reimburse BHI for its deal expenses in an amount up to $1,000,000 if:

•

BHI or we terminate the Merger Agreement because the stockholder approval of the merger is not obtained at the annual stockholder meeting in circumstances in which we are not obligated to pay BHI a termination fee; or

•

the Merger Agreement is terminated by BHI due to our breach or failure to perform any of our representations, warranties, covenants or agreements such that the related closing conditions would not be satisfied in circumstances in which we are not obligated to pay BHI a termination fee.

The termination fee and expense reimbursement are BHI’s sole and exclusive remedies against us, except that BHI may be entitled in all circumstances to injunctive relief, specific performance and other equitable remedies, and in the event of our willful or intentional material breach of our covenants and agreements under the Merger Agreement or any fraud, BHI may be entitled to all other legal and equitable remedies.

In addition to any other legal and equitable remedies, we may be entitled to injunctive relief, specific performance and other equitable remedies in the event of any breach by BHI or Merger Sub of their respective obligations under the Merger Agreement.

Extension, Waiver and Amendment of the Merger Agreement

At any time before the merger, any party may (in writing), subject to applicable law:

•	waive any inaccuracies in the representations and warranties of the other party;

•	extend the time for the performance of any of the obligations or acts of any other party; or

•	waive compliance by the other party with any of the agreements contained in the Merger Agreement or waive any of the other party’s conditions.

PROPOSAL 2

ADJOURNMENT OF THE MEETING

Adjournment of the Meeting

If it becomes necessary, the meeting may be adjourned to solicit additional proxies in favor of Proposal No. 1 if there are not sufficient votes to adopt the Merger Agreement. In that event, MAM may ask its stockholders to vote upon Proposal No. 3 to elect directors to the MAM board of directors and Proposal No. 4 to ratify the appointment of Caturano and Company, P.C. as MAM’s independent registered public accounting firm for 2010, and this Proposal No. 2 to consider the adjournment of the meeting to solicit additional proxies, but not Proposal No. 1 to adopt the Merger Agreement.

In this Proposal No. 2, we are asking you to authorize the holder of any proxy solicited by the MAM board of directors to vote in favor of granting discretionary authority to the proxies or attorneys-in-fact to adjourn the meeting for the purpose of soliciting additional proxies. If MAM stockholders approve the adjournment proposal, we could adjourn the meeting and any adjourned session of the meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies or authorized a proxy by telephone or via the Internet Web site. Additionally, we may seek to adjourn the meeting if a quorum is not present at the meeting.

Vote Required and Board Recommendation

Approval of the proposal to adjourn the meeting requires an affirmative vote of the holders of a majority of the shares of MAM common stock present in person or by proxy at the meeting and entitled to vote on the proposal. No proxy that is specifically marked “AGAINST” adoption of the Merger Agreement will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the proposal to adjourn the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO ADJOURN THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO ADOPT THE MERGER AGREEMENT.

PROPOSAL 3

ELECTION OF DIRECTORS

MAM’s Articles of Incorporation (the “Articles”) authorize the board of directors or the stockholders to fix the number of directors from time to time, provided that the number of directors may not be less than nine or more than eleven, except in certain extraordinary circumstances set forth in the Articles. In accordance with the Articles, the board of directors has fixed the number of directors at eleven. We currently have ten directors, of which three have a term of office that will expire with the upcoming annual meeting on [—]. The three-year terms of Richard G. Daigle, David N. Felch and Brian N. Hamel expire in 2010 and these directors are up for re-election to the board of directors.

The board is divided into three classes of directorships, with directors in each class serving staggered three-year terms. One class is elected each year for a three-year term. At the annual meeting, Class II directors will stand for election. The three nominees are named in the table set forth below. The stockholders are asked to elect Messrs. Daigle, Felch and Hamel, all of whom have been duly nominated by the Corporate Governance Committee of the board of directors, to serve a term of office until the 2013 annual meeting of stockholders and their respective successors have been elected and qualified. For more information on the director nomination process, including the current selection criteria, see Corporate Governance on page 78.

All of the board members and nominees are independent under NYSE Amex listing standards except for Brent M. Boyles, who has served as president and chief executive officer since May 8, 2007.

All of the nominees have indicated their willingness to serve as directors until the expiration of their respective terms and until their successors shall have been duly chosen and qualified. Should any of the nominees for the office of director become unable to accept a nomination or election, which is not anticipated, it is intended that the persons named in the accompanying form of proxy will vote for the election of such other person as the board of directors may recommend in the place of such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL 3.

Certain Information Regarding Directors

Set forth below is the principal occupation and other information about the particular experience, qualifications, attributes or skills that qualify the nominees and the directors whose terms of office will continue after the 2010 annual meeting to serve as a director of the company based on information as of December 31, 2009.

Name		Age	Year first Elected Director

NOMINEES FOR DIRECTORS—CLASS II DIRECTORS—TERM EXPIRING 2010

Richard G. Daigle

Chairman and CEO of Daigle Oil Company, Fort Kent, Maine, since 1979 (retail and wholesale distributor of petroleum products). President of Coldbrook Energy since 1988. Mr. Daigle has 36 years of experience in the petroleum distribution business. He is a graduate of Boston College. Mr. Daigle is past president of Northern Maine Medical Center, and served on the Loring Reuse Executive Committee. Mr. Daigle also serves as Chairperson of the Board of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.

Mr. Daigle’s prior board experience and unique educational endeavors, listed below, enhance his contributions to our board:

•  Retired director of Key Bank of Maine prior to bank nationalization

•  Degrees in both finance and accounting

•  Executive Education at Wharton School on Succession Planning

•  Executive Education at Harvard Business School on Making Corporate Boards More Effective.

		62	1994

David N. Felch	Certified Public Accountant of Felch & Company, LLC, Caribou, Maine, since 1977 (certified public accountants). In addition to his responsibilities of accounting and auditing, Mr. Felch is a partner in PD&T Rentals, a real estate development firm. Mr. Felch is a current member of the Maine Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Felch previously worked for an international accounting firm. Mr. Felch also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	65	2003

	Mr. Felch has guided numerous businesses over his 40 year career in public accounting from startups to exit strategies and is uniquely qualified to serve on our board.

Name		Age	Year first Elected Director

Brian N. Hamel	Managing Partner of Thompson-Hamel, LLC (estate planning, investment, and insurance). Mr. Hamel is an equity owner of Thompson-Hamel, LLC, Presque Isle, Maine, partner since 2007, affiliated in 2005. Mr. Hamel provides estate planning services and offers a wide variety of investment and insurance products. His 29 years of business knowledge includes military base redevelopment in Maine and New Hampshire, executive leadership for a manufacturing conglomerate in Portsmouth, NH; and his work as a CPA for a Boston-based international accounting firm. Under Mr. Hamel’s 11-year leadership as President and CEO of the Loring Development Authority of Maine, the former Loring Air Force Base has been transformed into a vibrant economic engine, bringing much needed jobs to the region. Mr. Hamel is the Chairman of the Board of the Maine Winter Sports Center, Chairman of the Northern Maine Community College Foundation Board, and is the former Chairman of the Board of the Maine Community College System. Mr. Hamel is also a licensed Life and Health Insurance Producer and a Series 7 Registered Securities Representative. He graduated cum laude from the University of Massachusetts at Amherst. Mr. Hamel also serves as Director of Maine Public Service Company and MAM Utility Services Group, subsidiaries of Maine & Maritimes Corporation.	51	2007

	Mr. Hamel was selected to serve on the board because of his financial expertise garnered at an international accounting firm and through his corporate finance experiences. In addition, Mr. Hamel brings a unique and creative development perspective as it relates to attracting non-regulated industry to the State of Maine during his 11-year tenure as the President and CEO of the Loring Development Authority. This development expertise will nicely complement the core competencies of the regulated utility.

CLASS III DIRECTORS—TERM EXPIRING 2011

Brent M. Boyles	Director of Maine & Maritimes Corporation since May 2007; President and CEO of Maine & Maritimes Corporation since May 2007. Mr. Boyles currently holds the following positions with Maine & Maritimes Corporation subsidiaries: Director of Maine Public Service Company since May 2007; President and CEO of Maine Public Service Company since June 2005; President and CEO of MAM Utility Services Group since September 2007. Mr. Boyles has 26 years of experience in the regulated electric utility industry with extensive experience in corporate planning, regulatory compliance, rate design, and operations. From 1984 to 2005, he held various positions at Maine Public Service Company, including Senior Vice President,	52	2007

Name		Age	Year first Elected Director

	Chief Operating Officer, Vice President of Marketing and Customer Service, Manager of Planning and Systems Operations, Manager of Corporate Planning, Supervisor of Power Supply and Planning, and as Planning Engineer. He holds a Bachelor’s degree from the U.S. Military Academy, a Graduate degree in Management, and a Master of Science degree in Strategic Studies from the U.S. Army War College.

	Mr. Boyles was selected to serve on the board based, in large part, on his in-depth knowledge of the Company’s business, strategy, and management team. In addition, it has been the board’s practice to have the CEO serve as a member of the board. The board viewed favorably Mr. Boyles’ integrity, expertise, level of performance since being employed by the Company in May 1984, and his demonstrated business, management, and leadership skills.

D. James Daigle	Retired President and CEO of David D. Daigle Farms, Inc. Partner of Daigle & Daigle Furniture and Hardware Store. Managing Partner of Northwest Trailer Park, Miami, Florida. Mr. Daigle served as Executive Director of the Tampa Committee of One Hundred, an economic development agency responsible for recruitment of business and industries to Tampa, Florida, and a member of Florida Economic Development Council. Nationally, Mr. Daigle served as an Associate Member of the Industrial Development Research Council and is a past member of the National Association of Industrial and Office Parks. Locally, Mr. Daigle served in the following capacities: Director of Aroostook Trust Company; Chairman, Fort Kent Town Council; Trustee, Fort Kent Public Library; President, Fort Kent Chamber of Commerce and Supervisor and Treasurer of the St. John Valley Soil and Water Conservation District.
Mr. Daigle holds a Bachelor of Science Degree in Economics and Business Management from the University of Maine.
	Mr. Daigle also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	74	1973

	Mr. Daigle has had significant business experience in the community, as well as board leadership positions, which enhance his contributions to our board.

Deborah L. Gallant	Founder/Owner/ CEO of D. Gallant Management Associates, Portland, Maine, since 1989 (a human resources management consulting firm). Ms. Gallant’s professional management consulting firm provides human resource services throughout the United States, primarily in New England. Her over 27 years of hands-on human resource management expertise includes 14 years as Key Bank’s Senior Vice President of Human Resources/Corporate Training. Since 1990, Ms. Gallant has	57	1994

Name		Age	Year first Elected Director

	served as adjunct faculty for the University of New Hampshire. Ms. Gallant has the distinction of being appointed by the Governor to the Maine Board of Accountancy and is a past member of the Board of Directors of the Mercy Health System of Maine. She graduated summa cum laude from the University of Maine, National Human Resources School at the University of Oklahoma, National Human Resources Graduate School at the University of Colorado, and the Harvard University Negotiation Program. She is certified as a Senior Professional in Human Resources (SPHR), as a Certified Compensation Professional (CCP), and as a Certified Benefits Professional (CBP). Ms. Gallant also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.

	Ms. Gallant has over 30 years of experience in Human Resources and Executive Compensation which provides a unique and important perspective to the board. She has also demonstrated a track record of success in her business and leadership skills over the years which enable her to be a very effective board member.

Lance A. Smith	President and Co-Owner of Smith’s Farm, Inc., Presque Isle, Maine, since 1997 (agricultural farm; broccoli is currently its principal crop). A fifth-generation farmer, Mr. Smith has managed potato and broccoli farming and sales operations since the early ‘70s. Today, his company grows approximately 5,000 acres of broccoli in Maine and Florida and markets broccoli for grower partners in California and Arizona. His company also grows approximately 3,000 acres of barley, wheat and other rotation crops in Northern Maine. Mr. Smith is Managing Partner of the Smith Group, LLC, of Hastings, FL. and Thibeau Farms, LLC, Fort Fairfield, Maine. He is currently Chairman of the Board of Blissfiled Holdings Ltd., Saint John, N.B. and the Miramichi Salmon Club, Doaktown, N.B. He was a former Director of S.A.D. 42 and Atlantic Salmon for Northern Maine. He is a graduate of the University of Maine. Mr. Smith also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	58	2002

	Mr. Smith has more than 30 years experience managing people and resources to grow and develop businesses in the fast paced fresh produce industry. His personal strengths in critical thinking and tough decision making have made him a successful executive in his private businesses and an asset to our board.

Name		Age	Year first Elected Director

CLASS I DIRECTORS—TERM EXPIRING 2012

Robert E. Anderson	Chairman of the Board since 1967 and Chief Financial Officer since 1997 of F. A. Peabody Company, Houlton, Maine (insurance). He served as president of F.A. Peabody from 1967 to 1997. Mr. Anderson possesses over 40 years of experience in the financial and insurance industries. He is past president of the Independent Agents Association of Maine. Mr. Anderson is also on the Board of Directors of Katahdin Trust Co., a local, regional bank, as well as a member of the University of Maine Foundation. He served as a past member and chairman of the Houlton Town Council, a past member and president of the Houlton Regional Development Corporation and a past member of the Houlton Regional Health Services Foundation. He is an active member and chair of the Meduxnekeag Riverfront Committee, a committee of the town of Houlton focused on the cleanup and beautification of the Meduxnekeag riverfront in downtown Houlton. Mr. Anderson graduated with a Bachelor of Science degree from the University of Maine. Mr. Anderson also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	72	1993

	Mr. Anderson brings to the board extensive experience in establishing strategic direction to increase sales and enhance profitability in startups, growth and turnaround environments.

Michael W. Caron	Chief Financial Officer of Catholic Charities Maine, Portland, Maine, since 2002 (social service agency of the Diocese of Portland). Mr. Caron served as Comptroller of Central Maine Power Company from 1996 to 2000. Prior to that, he worked for nearly thirty years in the telecommunications industry, serving as Managing Director – Finance for NYNEX and Comptroller for New England Telephone & Telegraph Company. Mr. Caron holds a Master of Science degree in Executive Management, with a concentration in finance and economics from Pace University and a Bachelor of Science in Accounting from Bentley College. Mr. Caron also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	61	2003

	The board selected Mr. Caron to serve as a director because of his extensive regulatory and financial expertise in both the electric and telecommunications industries. He has testified as an expert in Maine and other states on accounting matters as well as serving as the chief accounting officer for the firms noted above.

Name		Age	Year first Elected Director

Nathan L. Grass	Owner and President of Grassland Equipment, Inc., Presque Isle, Maine, since 1977 (holding company for personal investments). Served as Interim President and CEO of Maine & Maritimes Corporation from August 2006 until May 2007. Mr. Grass retired as a Brigadier General after serving 38 years in the Maine Army National Guard. He is a graduate of the University of Maine, the Maine Military Academy, and the Command and General Staff College. Mr. Grass also attended the American Institute of Banking. He has 17 years of experience in banking and finance. In addition to serving on numerous civic and non-profit boards, Mr. Grass was a director of the Aroostook Trust Co., advisor to Maine National Bank, and a director of the New England Equipment Dealers Association. Mr. Grass also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	71	1983

	Mr. Grass is uniquely qualified to serve as director with his extensive experience in banking and finance and the experience of owning and operating a business. In addition, Mr. Grass gained extensive leadership experience during his years of service in the Maine Army National Guard.

CORPORATE GOVERNANCE

Board Leadership Structure and Board’s Role in Risk Oversight

Since June 1994, the roles of chairperson and chief executive officer have been held separately. Mr. Richard G. Daigle serves as chairperson and Mr. Brent M. Boyles serves as chief executive officer. Our Board of Director Guidelines state that the chairperson of the board shall be an independent director, elected by the board of directors. The board of directors believes this division of leadership responsibilities serves the best interest of the Company and its stockholders.

The Company faces a number of risks, including economic risks, environmental and regulatory risks, and others, such as the impact of weather conditions. Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Audit Committee meets regularly with our president and chief executive officer and other senior officers to discuss risks facing the Company. Senior management attends the Audit Committee meetings and is available to address any questions or concerns raised by the Committee on risk management-related and any other matters. Each month, the board of directors receives presentations from senior management on strategic matters involving our operations. The board holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.

While the Audit Committee is ultimately responsible for risk oversight at our Company, other board committees assist the Audit Committee in fulfilling its oversight responsibilities in certain areas of risk. The

Audit Committee has oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. Risk assessment reports are regularly provided by management to the Audit Committee. The Compensation Committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Corporate Governance Committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Board Meetings and Attendance

Maine & Maritimes Corporation Board of Directors held a total of ten board meetings during 2009. Currently, Mr. Richard G. Daigle is Chairperson and Mr. Grass is Vice Chairperson of Maine & Maritimes Corporation’s ten-person board of directors. All directors attended 75% or more of the aggregate number of meetings of the board of directors and committees on which they served. Actual overall attendance was 100%.

The independent members of MAM’s board of directors held a total of three meetings during 2009, in executive session without members of management, to discuss various business-related issues. Business discussed by the independent directors was communicated, as appropriate, to the Chief Executive Officer and/or General Counsel for their information and/or implementation.

Director Attendance at Annual Meeting of Stockholders

It is the Company’s policy that board members attend all annual stockholder meetings. All directors were present and attended the 2009 Annual Meeting of Stockholders.

Director Education

As part of the directors’ annual professional development program, Richard G. Daigle, Michael W. Caron, and Lance A. Smith attended director educational training, which was accredited by RiskMetrics (ISS). Mr. Daigle participated in the Harvard Business School “Making Corporate Boards More Effective” held July 22-25, 2009. Messrs. Caron and Smith participated in the annual National Association of Corporate Directors (NACD) 2009 Corporate Governance Conference held October 18-20, 2009, in Washington, D.C. On October 17-18, 2009, Messrs. Caron and Smith also participated in four pre-conference sessions on “Audit Committee Effectiveness,” “Nominating and Governance Committee Effectiveness,” “Executive and Director Compensation” and “Scrutinizing Financial Statements.” Messrs. Daigle, Caron and Smith briefed the MAM board of directors, the Performance and Compensation Committee, and the Audit Committee on pertinent topics, and shared several white papers, electronic presentations, and conference materials with all directors. In addition, Mr. David T. Flanagan provided a training session on August 13, 2009, for the entire board regarding legislative initiatives, current rules, and short- and long-term strategies.

Maine & Maritimes Corporation is committed to operating its business with honesty and integrity and maintaining the highest level of ethical conduct. In July 2009, all directors attended the Company’s annual general ethics and compliance training program.

Board Committees

The MAM board of directors maintains five standing committees: Audit Committee; Corporate Governance Committee, which also serves as the nominating committee; Pension and Benefits Committee; Performance and Compensation Committee; and Strategic Planning Committee.

The board has adopted written charters for each of the five standing committees. The committee charters are available on the Company’s website under the Corporate Governance section at www.maineandmaritimes.com.

The following table identifies each Committee, its members, and the number of meetings held during 2009. Committee memberships changed during the past year. Following the election of directors at the Company’s annual meeting on May 12, 2009, Mr. Smith was appointed as Chairperson of the Performance and Compensation Committee. Mr. Smith, Mr. Richard G. Daigle, and Mr. Caron were appointed to the Performance and Compensation Committee. Mr. Grass and Mr. Anderson were appointed to the Corporate Governance Committee.

A summary of each committee’s functions and responsibilities follows the table.

Director	Audit	Corporate Governance	Pension and Benefits	Performance and Compensation	Strategic Planning
Robert E. Anderson (I)		✓	✓ C		✓
Brent M. Boyles *					✓
Michael W. Caron (I)	✓ E			✓	✓
D. James Daigle (I)		✓		✓	✓
Richard G. Daigle (I)**	✓			✓	✓ C
David N. Felch (I)	✓ C		✓		✓
Deborah L. Gallant (I)		✓ C		✓	✓
Nathan L. Grass (I)***		✓	✓		✓
Brian N. Hamel (I)	✓		✓		✓
Lance A. Smith (I)	✓			✓ C	✓
Number of Meetings in 2009	5	4	4	6	10
C Committee Chairperson.
E Mr. Caron is the Audit Committee’s designated financial expert.
I Independent Director.
* Mr. Boyles was named President and CEO of Maine & Maritimes Corporation and appointed a Class III director to the board of directors on 05-08-07. He is not independent.
** Mr. Richard G. Daigle is the Chairperson of MAM’s board of directors.
*** Mr. Grass is the Vice Chairperson of MAM’s board of directors.

Audit Committee

The members of the Audit Committee are: David N. Felch, the chairperson, Michael W. Caron, Richard G. Daigle, Brian N. Hamel, and Lance A. Smith. All members of the Audit Committee are independent in accordance with NYSE Amex listing standards. The Committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act(15 U.S.C. 78c(a)(58)(A). During 2009, the Audit Committee held five meetings. The Audit Committee recommends to the board of directors the engagement of Maine & Maritimes Corporation’s independent auditors; provides independent oversight with respect to approval of non-audit services, financial reporting and internal controls, and the independent auditors; determines whether the independent auditors are independent; and makes recommendations on audit matters and internal controls to the board of directors. The Audit Committee is also responsible for the Company’s guidelines and policies with respect to risk assessment and risk management. In addition, the Committee considers financial risk exposures and the overall steps management has taken to monitor and control such exposure, including control strategies for preventing fraudulent financial reporting.

Corporate Governance Committee

The members of the Corporate Governance Committee are: Deborah L. Gallant, the chairperson, D. James Daigle, Robert E. Anderson and Nathan L. Grass. All members of the Corporate Governance Committee are independent in accordance with NYSE Amex listing standards. The Corporate Governance Committee held four meetings during 2009. The Committee, which also acts as a nominating committee, discussed individual performance evaluations and the qualifications of nominees standing for election to the office of Class II directors. The Committee reviewed appropriate criteria and independence of the three nominees and assessed individual peer evaluations submitted by all directors. The following week, Chairperson of the Board, Richard G. Daigle conducted individual interviews with each of the nominees regarding the results of their assessments, required skills and characteristics of board nominees, and their service to the board and shareholders. Mr. Richard G. Daigle’s interview was conducted by Corporate Governance Committee Chairperson Deborah L. Gallant.

The Corporate Governance Committee considers matters related to corporate governance and formulates and periodically revises principles of board governance, recommends to the board of directors the size and composition of the board of directors within the limits set forth in the Articles of Incorporation and By-laws, and recommends potential successors for the position of chairperson of the board. This Committee also determines the slate of nominees, who are either submitted by stockholders or otherwise, for the board of directors and makes recommendations to the board who may, in turn, nominate the candidates for election by the stockholders.

Director Nomination Process

The board is responsible for recommending director candidates, either director- and/or shareholder-nominated, for election by the stockholders and for electing directors to fill vacancies or newly created directorships. The board has delegated the screening and evaluation process for director candidates to the Corporate Governance Committee, which identifies, evaluates and recruits highly qualified director candidates with the appropriate characteristics, skills and experiences for the board as a whole and its individual members and recommends them to the board. The Corporate Governance Committee annually reviews with the board of directors the applicable skills and characteristics required of board nominees, considering current board composition and company circumstances. The objective is a board of directors with diverse backgrounds and experience in business, education and public service that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound judgment using its diversity of experience. The Committee evaluates nominations for board members solely on the basis of qualifications and does not nominate an incumbent board member unless such person is deemed to be the most qualified candidate. Shareholder-nominated candidates are reviewed and nominated in the same manner as board-nominated candidates. In evaluating the suitability of individual board members, the board takes into account many factors, including general understanding of core business; finance; educational and professional background. In determining whether to recommend a director for re-election, the Corporate Governance Committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the board, and the results of the most recent board evaluation and interview.

Each nominee approved by the Committee for election in 2009 was recommended by a non-management director or group of directors.

Qualifications of Directors

Under a policy formulated by our Corporate Governance Committee, the Company generally requires that all candidates for director possess the following characteristics:

—	The highest level of personal and professional ethics, integrity and values;

—	A proven personal record of success;

—	An inquiring and independent mind;

—	Practical wisdom and mature judgment;

—	Broad training and experience at the policy-making level in business, finance and accounting, government, education, or technology;

—	Expertise that is useful to the Company and complementary to the background and experience of other board members, so that an optimal balance of board members can be achieved and maintained;

—	Willingness to devote the required time to carrying out the duties and responsibilities of board membership;

—	Commitment to serve on the board for several years to develop knowledge about the Company’s business;

—	Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

—	Involvement only in activities or interests that do not conflict with the director’s responsibilities to the Company and its stockholders.

Director Independence

The Company also requires that a majority of directors be independent. Each director completes an annual questionnaire that provides information about relationships that might affect the determination of independence. General Counsel then provides the Corporate Governance Committee and board with relevant facts and circumstances of any relationship which may impact the independence of a director or nominee that is outside the categories permitted under the director independence guidelines. All of the Committee members have been determined to be independent by the board within the meaning of applicable laws and NYSE Amex listing standards with the exception of Mr. Brent M. Boyles who is the president and chief executive officer of the Company.

The qualifications required of candidates for director, as well as any specific qualities or skills the Company believes should be possessed by one or more directors, can be found on the Company’s website at www.maineandmaritimes.com.

Shareholder Recommendations for Candidates for the Board

The Corporate Governance Committee will consider recommendations for director nominations submitted by shareholders entitled to vote generally in the election of directors. Submissions must be made in accordance with the Committee’s procedures, as outlined below and set forth on the Company’s website at www.maineandmaritimes.com. The Corporate Governance Committee will only consider candidates who satisfy the Company’s minimum qualifications for director, as outlined above and set forth on the Company’s website, including that directors represent the interests of all shareholders. The Corporate Governance Committee evaluates nominations submitted by shareholders using the same criteria as other candidates; the only difference in the manner of evaluation is that shareholder-nominations can be made at times when the Committee is not actively evaluating other candidates.

Procedures for Shareholder Submissions of Director Nominations

A shareholder wishing to recommend to the Corporate Governance Committee a candidate for election as director must submit the recommendation in writing, addressed to the Committee in care of the Company’s Corporate Secretary at P.O. Box 789, Presque Isle, ME 04769-0789. Submissions recommending candidates for election at the annual meeting of stockholders must be received no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. Nominations received from shareholders after [December 30, 2010], are not required to be considered at the 2011 annual meeting. In the event that the date of the next annual meeting of stockholders is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission must be made a reasonable time in advance of the mailing of the Company’s next annual proxy statement. Each nominating recommendation must be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be contacted by the Committee, if the Committee decides in its discretion to do so.

Pension and Benefits Committee

The members of the Pension and Benefits Committee are Robert E. Anderson, the chairperson, David N. Felch, Nathan L. Grass, and Brian N. Hamel. During 2009, the Pension and Benefits Committee held four meetings. The Pension and Benefits Committee reviews the management of the Company’s pension fund by the pension fund trustee and makes recommendations with respect to the management of such fund to the board and management as it deems necessary. The Pension and Benefits Committee also makes recommendations in connection with the Company’s 401(k) Plan. In addition, the Committee is responsible for oversight of employee health care and insurance-related benefits and closely coordinates with the Performance and Compensation Committee to ensure equitable total compensation structures throughout the Company.

Performance and Compensation Committee

The members of the Performance and Compensation Committee are Lance A. Smith, the chairperson, Richard G. Daigle, D. James Daigle, Michael W. Caron and Deborah L. Gallant. All the members of the Performance and Compensation Committee are independent in accordance with NYSE Amex listing standards. The Performance and Compensation Committee held six meetings during 2009. The Performance and Compensation Committee sets financial and operating performance standards for consideration and approval by the board of directors. The Committee develops salary and other compensation recommendations for the position of Chief Executive Officer of Maine & Maritimes Corporation. These recommendations are developed in executive session without the presence of the president and chief executive officer and are based on performance reviews undertaken by the Committee. The Committee is responsible for independently recommending salaries and compensation for all other MAM and subsidiary executive officers, as well as setting overall enterprise-wide compensation philosophies, utilizing input from the president and chief executive officer. The Committee’s independent recommendations are made to the board of directors for consideration and action in board of directors meetings without input from the president and chief executive officer or any executive officer.

As a part of the Committee’s annual responsibilities, it develops succession plans for the position of the president and chief executive officer and works with the president and chief executive officer to develop succession plans for all key executive officer positions. In addition, the Committee researches and develops recommendations to the board of directors concerning compensation for outside directors. In June 2009, given the uncertainty surrounding the impact of the current economic climate, the Committee recommended to the board that directors would not receive any increase in fees during 2009.

Strategic Planning Committee

The members of the Strategic Planning Committee are Richard G. Daigle, the chairperson, Robert E. Anderson, Brent M. Boyles, Michael W. Caron, D. James Daigle, David N. Felch, Deborah L. Gallant, Nathan L. Grass, Brian N. Hamel, and Lance A. Smith. During 2009, the Strategic Planning Committee held ten regular meetings and a one-day planning retreat. The Strategic Planning Committee considers all matters of strategic importance including, without limitation, matters related to the Company’s strategy; risk exposure that affects the strategy; merger and acquisition activities; divestitures; budgets, operations, customer relations, system security and reliability; and other significant regulatory, nonregulatory, transactional, business or political matters of strategic significance. The Committee is also responsible for dividends and distributions. The Committee typically meets the day before the MAM board of director meetings and, as a committee of the whole board, it serves as a detailed work session for issues regarding, but not necessarily limited to, strategic planning, risk oversight, operational issues, regulatory affairs, and capital structure objectives to come before the board.

Directors’ Compensation

On June 13, 2008, the MAM board of directors approved and adopted an amended directors’ fee structure, revising the annual stock grant of $3,000 to 300 shares of MAM common stock for each eligible non-employee director. Each such director now receives a quarterly grant of 75 shares of the common stock of the Company.

The fee structure is based on the need to attract and retain qualified directors, additional scrutiny and risks of independent directors, and increased responsibility and workload. The board also agreed to hold regular Strategic Planning and Regular board of directors meetings and a minimum of four Committee meetings per year, once each quarter, with flexibility to hold special committee meetings and teleconference meetings, as required. It is the Company’s policy to maintain directors’ compensation in line with peer companies.

The fees are as follows:

Effective Since July 1, 2008 (dollars, except share information)
Annual Retainer—Chairperson	25,000
Annual Retainer—Vice Chairperson	20,000
Annual Retainer—Other	15,000
Audit Committee Chairperson—Annual	1,500
Committee Chairs—Annual	1,000
Board Meeting Attendance—Per Meeting	800
Committee Meetings—Per Meeting	800
Committee Meetings—(Same Day as Board Meeting )—Per Meeting	800
Telephonic Meetings—Per Meeting	300
Stock Grant—Annual (Quarterly Grant of 75 Common Shares)	300

A Deferred Compensation Plan for Outside Directors has been in place since 2000. Under the Plan, participants may defer up to 100% of their retainer, meeting, and committee chairperson fees. The Company established an account for the deferred director fees and adjusts the account balance for fees deferred by the value of a deemed investment on five-year U.S. Treasury Notes or the Company’s stock. Such deferred amounts will be paid to the director or to a designated beneficiary in a lump sum or in equal monthly payments over ten years when the director ceases to serve on the Company’s board of directors. This election is made when the director enrolls in the Plan, and all directors participating to date have elected the 10 year payments.

Director Compensation

Name	Fees Earned or Paid in Cash $ (1)(2)	Stock Awards ($)	All Other Compensation ($) (3)	Total ($) (4)
Robert E. Anderson	$36,900	$10,565	$0	$47,465
Michael W. Caron	$37,700	$10,565	$0	$48,265
D. James Daigle	$39,000	$10,565	$0	$49,565
Richard G. Daigle	$50,800	$10,565	$0	$61,365
David N. Felch	$39,700	$10,565	$0	$50,265
Deborah L. Gallant	$40,000	$10,565	$0	$50,565
Nathan L. Grass	$42,763	$10,565	$0	$53,328
Brian N. Hamel	$38,200	$10,565	$0	$48,765
Lance A. Smith	$40,437	$10,565	$0	$51,002

(1)	All independent directors are paid a retainer and quarterly fees in accordance with the Company’s director compensation policy. Mr. Brent M. Boyles was named President and CEO of Maine & Maritimes Corporation and appointed a Class III director on May 8, 2007. He is not an independent director, is not listed above, and receives no director compensation.

(2)	Pursuant to the Company’s Deferred Compensation Plan for Outside Directors, Messrs. Anderson, R. Daigle and Felch elected to defer some of their 2009 director compensation into an account which is adjusted by the value of a deemed investment in the Company’s common stock. Such deferred amounts are deemed investments in phantom stock with dividend accruals and will be paid to these directors or their designated beneficiaries in a lump sum or in equal monthly payments over ten years when these individuals no longer serve on the Company’s board of directors. Mr. Smith did not defer any of his compensation in 2009, although dividends continue to accrue.

Name	Deferred Cash Compensation 2009	Phantom Stock Units 2009	Dividend Accruals Phantom Stock Units 2009	Total Cumulative Phantom Stock Units as of December 31, 2009
Robert E. Anderson	36,900	1,046.21	66.94	12,429.12
Richard G. Daigle	50,800	1,442.83	84.14	15,694.38
David N. Felch	3,970	112.67	5.34	1,010.05
Lance A. Smith	0	0	49.93	8,788.94

(3)	There are no material perquisites to report.

(4)	Directors do not participate in the MAM retirement plan.

Security Ownership of Certain Beneficial Owners

5% Beneficial Ownership:

The following table sets forth information as to the entities that have reported to the Securities and Exchange Commission (“SEC”) or have advised us that they are a beneficial owner, defined by the SEC’s rules and regulations, of more than five percent of our outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class (1)
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	142,581	(2)	8.48%

GAMCO Investors, Inc. One Corporate Center Rye, NY 10580-1435	129,200	(3)	7.68%

RMB Capital Management, LLC 115 S. LaSalle Street 34th Floor Chicago, IL 60603	191,464	(4)	11.38%

Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	87,600	(5)	5.21%

(1)	Percent of Class is based on 1,683,274 shares outstanding as of June 18, 2010.

(2)	Dimensional Fund Advisors LP (“Dimensional”) filed a Schedule 13G/A with the SEC on February 8, 2010, reporting that Dimensional holds 142,581 shares of our common stock as of December 31, 2009, with sole voting power and sole dispositive power with respect to all of such shares. Dimensional disclaims beneficial ownership to all of such shares.

(3)	GAMCO Investors, Inc. filed a Schedule 13D/A with the SEC on April 26, 2010, reflecting beneficial ownership as of April 23, 2010, of 129,200 shares of our common stock. Of these shares, GAMCO Asset Management Inc. has sole voting power over 89,700 and dispositive power over 97,200 shares and Gabelli Funds has sole voting and dispositive power over 32,000 shares.

(4)	RMB Capital Management, LLC (“RMB”) filed a Schedule 13G/A with the SEC on February 5, 2010, reflecting beneficial ownership of 191,464 shares of our common stock as of December 31, 2009, with sole voting power and sole dispositive power with respect to all of such shares.

(5)	Renaissance Technologies LLC (“Renaissance”) filed a Schedule 13G/A with the SEC on February 12, 2010, reflecting beneficial ownership of 87,600 shares of our common stock as of December 31, 2009, with sole voting power and sole dispositive power with respect to all of such shares.

Directors and Executive Officers:

The following table sets forth information with respect to the beneficial ownership in the aggregate of the shares of MAM common stock by each of the directors and nominees, by each of the executive officers named in the Summary Compensation Table included in this proxy statement and by all directors and executive officers as a group as of June 18, 2010. Unless otherwise noted, each person exercises sole voting and investment power over shares beneficially owned.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (2)(3)	Phantom Stock Units (4)	Percent of Class
Directors
Robert E. Anderson	2,438	12,704.89	*
Michael W. Caron	1,661		*
D. James Daigle (5)	1,938		*
Richard G. Daigle	2,068	16,071.88	*
David N. Felch	1,703	1,035.48	*
Deborah L. Gallant	1,938		*
Nathan L. Grass	1,952		*
Brian N. Hamel	1,169		*
Lance A. Smith (6)	1,779	8,811.97	*

Named Executive Officers
Brent M. Boyles (7)	554.50		*
Michael I. Williams (7)	50.25		*
Patrick C. Cannon	50		*

All of the above and other executive officers as a group (15 Persons Total)	17,475.52	38,624.22	*	(1)

*	less than one percent (1%) of the outstanding shares of MAM common stock.

(1)	The directors and officers as a group own in the aggregate less than one percent (1%) of MAM’s outstanding common stock. Percent of class is based on 1,683,274 shares outstanding as of June 18, 2010.

(2)	All members of the board of directors are required to purchase a minimum of 500 shares unless they are precluded from doing so because of insider trading restrictions.

(3)	Board of directors and officer purchases of additional shares are restricted, due to insider trading policies and “blackout” periods.

(4)	These shares are not included in the “Common Shares Beneficially Owned” column. Directors may defer all or a portion of their cash compensation pursuant to the Deferred Compensation Plan for directors. There are no voting rights associated with these stock units. For more detailed information on Deferred Compensation, please refer to the Director Compensation Table on Page 82.

(5)	All shares are held jointly with his spouse, which are held through a trust of which Mr. D. J. Daigle is a trustee.

(6)	All shares are held jointly with his spouse.

(7)	Includes shares acquired during 2009 and through June 18, 2010, through reinvestment of cash dividends under MAM’s Dividend Reinvestment Plan.

None of the persons listed above own beneficially, or directly, any of the securities of MAM’s subsidiaries.

The Company is not aware of any material proceedings to which any director, officer or affiliate of MAM, any owner of record or beneficially of more than five percent of the common stock of MAM, or any associate of any such director, officer or affiliate of MAM, or securityholder, is a party adverse to MAM or any of its subsidiaries or has a material interest adverse to MAM or any of its subsidiaries.

Executive Compensation

Summary Compensation Table

The following summary compensation table sets forth the total compensation paid by the Company and its subsidiaries in 2009 to the Company’s Principal Executive Officer and the two other most highly compensated executive officers listed below (the “Named Executive Officers”). NOTE: the SEC does not require Compensation Discussion & Analysis for smaller reporting companies.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (2)	All Other Compensation ($) (3)		Total
BRENT M. BOYLES	2009	207,076	0	1,724	43,069	(1)	251,869
President and CEO	2008	190,096	0	0	34,772	(1)	224,868	(4)

MICHAEL I. WILLIAMS	2009	168,525	0	1,724	25,960		196,209
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	2008	164,056	0	0	20,493		184,549	(4)

PATRICK C. CANNON	2009	157,995	0	1,724	16,642		176,361
Vice President, General Counsel, Secretary and Clerk	2008	153,806	0	0	11,639		165,445	(4)

(1)	In order to pass Internal Revenue Service testing, certain highly compensated employees are limited to an annual pension freeze contribution of three times the minimum or 15% of base compensation. This limit creates an annual shortfall in the projected loss of accrued benefits under the defined benefit pension plan. Included in this amount is a payment of $3,536 to make up the annual shortfall. This payment will be paid annually until Mr. Boyles attains age 62.

(2)	This represents the value of fifty (50) shares of company stock based on the closing price per share of $34.48 on March 25, 2009 and awarded in accordance with the 2008 Stock Plan.

(3)	Unless otherwise footnoted “All Other Compensation” includes 401(k) employer matching contribution, pension freeze contribution, taxable fringe benefit of employer provided group term life insurance in excess of $50,000 and profit sharing payouts to Mr. Boyles, Mr. Williams, and Mr. Cannon of $5,867, $5,249, and $5,001 respectively.

(4)	The total compensation for 2008 is less than the reported total compensation in the 2009 proxy statement due to the elimination of The Change in Present Value of Defined Benefit Pension Plan and Retiree Medical Plan columns, which are no longer required for smaller reporting companies. The elimination of these columns in this year’s proxy reduced the 2008 total compensation for Mr. Boyles, Mr. Williams, and Mr. Cannon $24,070, $2,626, and $1,044 respectively.

Stock Plan

On March 14, 2008, the Company’s board of directors voted to adopt the 2008 Stock Plan (the Plan), which was approved by the shareholders at the May 13, 2008, annual meeting of stockholders.

Administration:    The members of the Performance & Compensation Committee of the board who are not employees of the Company or any subsidiary have the complete authority and discretion to administer the Plan including the following powers:

(i)	to determine the Employees to whom awards shall be granted;

(ii)	to determine the time or times at which awards shall be granted;

(iii)	to determine the type or types of awards to be granted;

(iv)	to determine the terms, conditions and restrictions of each award;

(v)	to make adjustments if the number of shares outstanding changes as a result of a stock split, stock dividend, combination, or reclassification of shares;

(vi)	to prescribe, amend and rescind rules and regulations relating to the Plan;

(vii)	to interpret the Plan and make determinations deemed necessary or advisable for the administration of the Plan; and

(viii)	to delegate to any officer of the Company the authority to act for the Committee in such matters as the Committee may specify.

Stock Subject to the Plan:    The maximum number of shares available for award under the Plan is 85,000 which may be adjusted if the number of shares outstanding changes as a result of a stock split, stock dividend, combination of a stock split and stock dividend, or reclassification of shares.

Stock Awards:    After the Committee determines it will grant a stock award, the awardee is advised by means of an Award Agreement of the terms, conditions and restrictions, including vesting related to the grant, the number of shares that the awardee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the awardee must accept the grant. In no event may an employee during any five (5) year period be granted awards of more than ten thousand (10,000) shares subject to an adjustment as noted above. Each Named Executive Officer was granted a stock award of fifty (50) shares by Stock Award Agreements dated March 26, 2009. Similar Stock Awards were granted to Tim D. Brown, the Company’s Vice President of Engineering and Operations; Randi J. Arthurs, the Company’s Vice President Accounting, Controller and Assistant Treasurer; and Michael A. Eaton, the Company’s Vice President of Information Technology and Customer Service. These awards were deemed earned and fully vested upon receipt.

Retirement and Other Benefit Programs

General:    Our Named Executive Officers participate in the same benefit programs generally available to employees of the Company. This includes our medical, life, disability, and other benefit programs, as well as participation in our qualified defined benefit pension plan and qualified 401(k) Plan.

Retirement:    Our defined benefit pension plan (the “Plan”) is a non-contributory plan. Employees hired on or after January 1, 2006, are not eligible to participate in the Plan. On December 31, 2006, future service and salary accruals for participants in the Plan on that date ceased (pension freeze). The Plan provides for normal retirement at age 65 and permits earlier retirement in certain cases. Benefits, as of the pension freeze date, are based on years of service, with a maximum of thirty (30) years, and compensation for the thirty-six (36) consecutive months out of the last one hundred twenty (120) months that produce the highest average annual compensation, reduced by one-half of the participant’s age 65 Social Security Benefit. For purposes of the retirement plan, compensation includes base pay only.

Early Retirement:    The plan allows for early retirement when a participant has attained age 55 and has at least ten (10) years of vesting service. Under the early retirement provisions, a pension benefit is actuarially reduced by 4/10 of 1% (0.004) for each month the benefit commences prior to age 65. The early retirement benefit payable to a participant who retires upon attaining age sixty-two (62) and who has completed at least twenty (20) years of benefit service will not be reduced. Currently, no Named Executive Officer is eligible for early retirement. Participants who had not completed twenty (20) years of benefit service as of December 31, 2006, will not be eligible for an unreduced early retirement upon attaining age sixty-two (62).

Form of Benefit:    Participants may elect to receive their benefit in various forms. Participants may elect a single life annuity in which pension payments are payable for the participant’s lifetime.

The normal form for a married participant is a joint and survivor annuity. Under this option the participant receives a reduced benefit during his or her lifetime and upon death, the participant’s spouse will receive monthly payments for the remainder of the spouse’s lifetime. The participant can elect a benefit of 50%, 75%, or 100% of the benefit that is paid to the participant. The degree to which the pension benefit is reduced depends on the age of the participant and the spouse, and on the percentage of the benefit that is elected.

A participant may elect a ten (10) year certain and life payment option. This option provides a participant with a reduced monthly benefit for life. If the participant dies prior to receiving 120 monthly payments, the participant’s beneficiary will receive the remaining monthly payments.

Participants may also select a level income payment option. Under this option the participant will receive increased benefits until Social Security benefits begin, age 62. After the participant begins receiving Social Security benefits, monthly payments are adjusted to take into account payments the participant will receive from Social Security. The effect of this option is to provide the participant with an approximately level amount of income during the participant’s retired lifetime.

Our 401(k) Plan allows employees to defer from 1% to 25% of gross wages and the Company contributes such amounts to the Plan. The Company makes a matching contribution up to a maximum contribution of 2% of gross wages for all employees hired prior to January 1, 2006 and all non-union employees hired on or after January 1, 2006. Employees hired on or after January 1, 2006, who are covered by a collective bargaining agreement, receive a matching contribution of 4% of gross wages. Effective January 1, 2010, employees hired on or after January 1, 2006, who are covered by a collective bargaining agreement, will receive a matching contribution of 6% of gross wages. Employer matching contributions are 100% vested after three years. For the fiscal year ended December 31, 2009, Mr. Boyles, Mr. Williams, and Mr. Cannon received matching contributions of $2,165, $3,475, and $3,260, respectively. These amounts are included in the All Other Compensation column.

Also, the Company makes an additional non-elective employer contribution to the 401(k) Plan to compensate pension participants, in part or in full depending on their number of years of service as of the pension freeze date, for lost accruals under the defined benefit pension plan. This additional contribution ranges from 5% to 25% of base earnings, excluding overtime, bonuses, and other extraordinary pay and is immediately vested. For the Fiscal year ended December 31, 2009, Mr. Boyles, Mr. Williams, and Mr. Cannon received non-elective employer contributions of $31,062, $16,852, and $7,900, respectively. These amounts are included in the All Other Compensation column.

Potential Payments upon Termination or Change of Control

Employee Retention Agreements (“Change of Control Agreements”) are in effect for Mr. Boyles, Mr. Williams, and Mr. Cannon. The following summary assumes that the Merger is not consummated and thus that the letter agreements executed March 11, 2010, which amend the Change of Control Agreements as part of the Merger, are terminated. For a discussion of the amendments effected by those letter agreements, see “The Merger – Interests of MAM’s Directors and Executive Officers” beginning on Page 41.

The term of the agreement for Mr. Boyles extends through September 4, 2012. The term of the agreements for Mr. Williams and Mr. Cannon extends through May 18, 2011. Similar agreements are in effect for Tim D. Brown, the Company’s Vice President of Engineering and Operations; Randi J. Arthurs, the Company’s Vice President Accounting, Controller and Assistant Treasurer; and Michael A. Eaton, the Company’s Vice President of Information Technology and Customer Service.

If a change of control occurs, and within one year following a change of control the acquiring company terminates the executive’s employment for any reason other than cause, or the executive terminates his or her employment for good reason, the acquiring company shall provide the executive with the following:

(a)	a lump-sum cash payment within thirty days after the termination date equal to the sum of two times the executive’s annual base salary in effect upon the change of control or the date of the termination notice, whichever is higher;

(b)	two times the bonus award the executive would have received for the year in which termination occurs pursuant to the Company’s Incentive Compensation Plan, assuming that employment had not terminated and that all applicable performance goals will be met. If any portion of the award depends on goals that cannot be determined until the close of the plan year, then payment of that amount shall be made within thirty days after the goal has been determined.

(c)	the continuation of the executive’s participation and of his/her dependents (to the extent they were participating on the date of termination notice) in the Company’s health, life, disability and other employee benefit plans, programs and arrangements (excluding the Pension Plan and Retirement Savings Plan) for a period of twenty-four (24) months after such termination as if he/she were still employed during this period.

No benefits are payable upon the executive’s death prior to the involuntary termination of his/her employment with the Company for cause or otherwise or the voluntary termination by the executive of the executive’s employment with the Company for good reason. As a condition of payment, the executive agrees to execute any release or waiver deemed necessary by the Company’s legal counsel.

The following table discloses the potential payments which would be owed to the Named Executive Officers if a triggering event had occurred on December 31, 2009.

Name	Cash Severance Payment ($) (1)	Continuation of Medical/Welfare Benefits ($) (2)	Total
Brent M. Boyles	420,000	22,138	442,138
Michael I. Williams	339,400	21,939	361,339
Patrick C. Cannon	318,200	27,550	345,750

Total	1,077,600	71,627	1,149,227

(1)	Based on annualized salary as of December 31, 2009.

(2)	This column represents the cost to the Company for medical, life insurance, and long-term disability based on premium rates in effect on the last business day of the Company’s last completed fiscal year.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s 2009 audited financial statements. It has discussed with the firm of Caturano and Company, P.C. (“C&C”), the Company’s independent auditors, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received from C&C the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding C&C’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with C&C the firm’s status as an independent auditor. Based on this review and these discussions, the Audit Committee has recommended to the Company’s entire board of directors that the Company’s financial statements, audited by C&C, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

All five members of the Audit Committee are independent as defined under NYSE Amex listing standards. At least one member of the Audit Committee has the required experience in finance and accounting, as required under NYSE Amex listing standards. On September 5, 2003, Michael W. Caron was designated by the Company’s board of directors as the Audit Committee’s “financial expert” as that term has been defined by the SEC under the Act. In accordance with its charter, the Audit Committee has performed its annual self-evaluation and charter review.

Audit Committee Members:

David N. Felch, Chairperson

Michael W. Caron, Financial Expert

Richard G. Daigle

Brian N. Hamel

Lance A. Smith

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, and beneficial owners of more than ten percent of the Company’s common stock (“Reporting Persons”) to file with the Securities and Exchange Commission initial reports of their status as a Reporting Person and any changes with respect to their beneficial ownership of common stock.

Based solely on its review of such forms received by it and the written representations of its reporting persons, the Company has determined that during the year ended December 31, 2009, its officers, directors and greater-than-10% shareholders complied with all Section 16(a) filing requirements.

Related Persons Transactions

The Company paid insurance premiums, in the aggregate, of $153,995 in 2008 and $161,873 in 2009 to various insurance providers and paid workers compensation insurance of $171,530 in 2008 and $162,167 in 2009 to Maine Employers Mutual. The various insurance providers and Maine Employers Mutual are brokered by F. A. Peabody Company, of which Mr. Robert E. Anderson is Chairman and CFO. F.A. Peabody Company received commissions of approximately $30,965 in 2008 and $33,392 in 2009 related to these insurance policies. Management believes the commissions were fair and reasonable and did not exceed commissions that would be paid to an unaffiliated third-party firm.

Business and Family Relationships

There is a family relationship among the executive officers. Brent M. Boyles, President and CEO, Maine & Maritimes Corporation, is a brother-in-law to Michael A. Eaton, Vice President, Information Technology and Customer Service, Maine & Maritimes Corporation.

Shareholder Communications with the Board of Directors

The Maine & Maritimes Corporation’s board of directors has established a process to facilitate communications by shareholders and other interested parties with directors as a group. You may choose one of the options listed below.

Call the Maine & Maritimes Corporation Board of Directors	Write to the Maine & Maritimes Corporation Board of Directors	Email the Maine & Maritimes Corporation Board of Directors
(877) 272-1523	MAM Board of Directors	directors@maineandmaritimes.com
(207) 760-2418	Maine & Maritimes Corporation
209 State Street
P.O. Box 789
Presque Isle, ME 04769-0789

—	Comments relating to MAM accounting, internal accounting controls, or auditing matters will be referred to members of the Audit Committee.

—	Other concerns will be referred to the Chairperson of the Governance Committee.

—	All comments will be received and processed by the MAM Corporate Communications Department.

—	You will receive a written acknowledgement from the Communications Department upon receipt of your written comments.

The communications process is posted on the Corporate Governance section of the Company’s website at www.maineandmaritimes.com.

Upon receipt of your written request, the Company will send a copy of the Company’s Annual Report on Form 10-K without charge, including exhibits, unless such exhibits are specifically incorporated by reference in this proxy statement. If you would like to request documents from us in advance of the annual meeting, including any documents we may subsequently file with the SEC prior to the annual meeting, the Company must receive your request no later than [—], in order for you to obtain timely delivery of them before the annual meeting.

PROPOSAL 4

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Caturano and Company, P.C. (“C&C”) as the Company’s independent auditor for the current fiscal year and the board is asking shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company’s independent auditor to be engaged, retained, and supervised by the Audit Committee, and there is no requirement that the shareholders approve the selection, the board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of C&C for ratification by shareholders as a matter of good corporate practice. If a majority of the votes cast at the meeting do not ratify the selection, the Audit Committee will review the selection and consider alternatives in the future.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. A request for pre-approval must be specific as to the particular services to be provided and may be submitted to the Audit Committee in one of the following ways:

1.	Request for approval of services at a meeting of the Audit Committee; or

2.	Request for approval of services by a designated member of the Audit Committee.

Rule 2-01(c)(7)(i)(C) of Regulation S-X permits the Audit Committee to waive its pre-approval requirement under certain circumstances. The Audit Committee did not waive its pre-approval requirements with respect to any of the fees reported, and pre-approved all the services described below.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to MAM for professional services rendered by Caturano and Company, P.C. for fiscal years 2008 and 2009, by category, as described in the notes to the table below. The Audit Committee has concluded that the provision of the non-audit services listed in the table below is compatible with maintaining the independence of Caturano and Company, P.C.

	2008	2009
Audit Fees	$202,000	$184,811
Audit Related Fees (1)	$36,500	$35,020
Tax Fees (2)	60,750	66,025
All Other Fees	0	0

Total Fees	$299,250	$285,856
(1)	Consists of the aggregate fees billed for services rendered on assurance and related services, which are reasonably related to the performance of the audit or review of the financial statements of the Company as set forth below.

	2008	2009
Audits of the Company’s pension plan and retirement savings plan (401(k))	$34,000	$35,020

Other audit related services	2,500	0

Total	$36,500	$35,020

(2)	Consists of the aggregate fees billed for services rendered by C&C for professional services for tax compliance, tax advice and tax planning for the Company as set forth below.

	2008	2009
Tax services for review of corporate tax return and earnings and profits	$42,000	$43,500
Other tax consulting services	18,750	22,525

Total	$60,750	$66,025

Representatives of Caturano and Company, P.C. will be present at the annual meeting and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

STOCKHOLDER PROPOSALS FOR YEAR 2011 ANNUAL MEETING

The Securities and Exchange Commission (“SEC”) Rule 14a-8 permits stockholders to submit proposals for consideration at annual meetings of the stockholders. Any such proposals for the Company’s annual meeting of stockholders to be held in 2011 must be submitted to Maine & Maritimes Corporation’s principal executive office on or before [December 30, 2010], and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Notices of intention to present proposals at the 2011 annual meeting should be addressed to Clerk, Maine & Maritimes Corporation, P.O. Box 789, Presque Isle, ME 04769-0789. The Company reserves the right to reject, rule out of order, or takes other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

As of the date hereof, there are no other matters that the Company intends to present, or has reason to believe others will present, at the annual meeting. If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this notice and proxy statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or annual report either now or in the future, please (1) mail your request to Maine & Maritimes Corporation, 209 State Street, PO Box 789, Presque Isle, ME 04769-0789, Attn: Communications Department, or (2) call our Communications Department at (877) 272-1523. Upon written or oral request, we will provide a separate copy of the annual reports and proxy statements. In addition, security holders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request at the address and telephone number stated above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at http://www.sec.gov. You also may obtain free copies of the documents MAM files with the SEC by going to the “Investors Relations” section of our website at www.maineandmaritimes.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the annual meeting.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to Maine & Maritimes Corporation, 209 State Street, PO Box 789, Presque Isle, ME 04769-0789, Attn: Communications Department, Telephone: (877) 272-1523, on MAM’s website at www.maineandmaritimes.com or from the SEC through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [—], 2010. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Patrick C. Cannon

Secretary

Annex A

Execution Version

AGREEMENT AND PLAN OF MERGER

Dated as of March 12, 2010

among

BHE Holdings Inc.,

BHE Holding Sub One Inc.,

and

Maine & Maritimes Corporation

A-i

(continued)

A-ii

(continued)

A-iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of March 12, 2010 (this “Agreement”), is among BHE Holdings Inc., a Maine corporation (“Parent”), BHE Holding Sub One Inc., a Maine corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Maine & Maritimes Corporation, a Maine corporation (the “Company”). Certain terms used in this Agreement are used as defined in Section 8.11.

WHEREAS, the respective Boards of Directors of the Company and Merger Sub have approved and declared advisable, and the Board of Directors of Parent has approved, this Agreement and the merger of Merger Sub with and into the Company (the “Merger”), on the terms and subject to the conditions provided for in this Agreement.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I

The Merger

SECTION 1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Maine Business Corporation Act (“MBCA”), at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the surviving corporation in the Merger (the “Surviving Corporation”).

SECTION 1.2. Closing. The closing of the Merger (the “Closing”) shall take place at 10:00 a.m. (New York City time) on a date to be specified by the parties (the “Closing Date”), which date shall be no later than the second business day after satisfaction or waiver to the extent permitted by applicable Law of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), at the offices of Weil, Gotshal & Manges LLP, 100 Federal Street, 34th Floor, Boston, Massachusetts 02110, unless another time, date or place is agreed to in writing by the parties hereto.

SECTION 1.3. Effective Time. As soon as practicable on the Closing Date the parties shall file with the Secretary of State of the State of Maine the articles of merger, executed in accordance with the relevant provisions of the MBCA (the “Articles of Merger”). The Merger shall become effective upon the filing of the Articles of Merger or at such later time as is agreed to by the parties hereto and specified in the Articles of Merger (the time at which the Merger becomes effective is herein referred to as the “Effective Time”).

SECTION 1.4. Effects of the Merger. The Merger shall have the effects set forth in the MBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all Liabilities and duties of the Company and Merger Sub shall become the Liabilities and duties of the Surviving Corporation.

SECTION 1.5. Articles of Incorporation and By-laws of the Surviving Corporation.

(a) The articles of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended in the Merger to be in the form of Exhibit A-1 hereto and, as so amended, such articles of incorporation shall be the articles of incorporation of the Surviving Corporation until thereafter amended as provided therein or by applicable Law.

(b) The by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter amended as provided therein or by applicable Law.

SECTION 1.6. Directors and Officers of the Surviving Corporation.

(a) Each of the parties hereto shall take all necessary action to cause the directors of Merger Sub immediately prior to the Effective Time to be the directors of the Surviving Corporation immediately following the Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the Surviving Corporation. For additional continuity purposes at least two (2) directors of the Company (each of whom shall be mutually acceptable to Parent and the Company) shall become directors of the Surviving Corporation immediately following the Effective Time.

(b) The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the Surviving Corporation.

ARTICLE II

Effect of the Merger on the Capital Stock of the

Constituent Corporations; Exchange of Certificates; Company Stock Options

SECTION 2.1. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of common stock, par value $7.00 per share, of the Company (“Company Common Stock”) or any shares of capital stock of Merger Sub:

(a) Capital Stock of Merger Sub. Each issued and outstanding share of capital stock of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(b) Cancellation of Treasury Stock and Parent-Owned Stock. Any shares of Company Common Stock that are owned by the Company as treasury stock, and any shares of Company Common Stock owned by Parent or Merger Sub, shall be automatically canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

(c) Conversion of Company Common Stock. Each issued and outstanding share of Company Common Stock (other than shares to be canceled in accordance with Section 2.1(b) and Dissenting Shares) shall be converted into the right to receive $45.00 in cash, without interest (the “Merger Consideration”). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate (or evidence of shares in book-entry form) which immediately prior to the Effective Time represented any such shares of Company Common Stock (each, a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, less any required withholding of Taxes, to be paid in consideration therefor upon surrender of such Certificate in accordance with Section 2.2(b).

(d) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by a stockholder who did not vote in favor of the Merger (or consent thereto in writing) and who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Chapter 13 of the MBCA (the “Dissenting Stockholders”), shall not be converted into or be exchangeable for the right to receive the Merger Consideration (the “Dissenting Shares”), but instead such Dissenting Stockholders shall be entitled to those rights granted under the provisions of Chapter 13 of the MBCA (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Chapter 13 of the MBCA), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost rights to appraisal under Chapter 13 of the MBCA. If any Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder’s shares of Company Common Stock shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration for each such share of Company Common Stock, in accordance with Section 2.1(c), without any interest thereon. The Company shall give Parent (i) prompt notice of any written demands for appraisal of any shares of Company Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to Chapter 13 of the MBCA and received by the Company relating to stockholders’ rights of appraisal, and, (ii) at Parent’s request, the opportunity to participate in and/or direct all negotiations and proceedings with respect to demands for appraisal under the MBCA. The Company shall not, except with the prior written consent of Parent, (i) waive any failure by a stockholder to timely comply with the requirements of the MBCA to perfect or demand appraisal or (ii) voluntarily make any payment with respect to, or settle, or offer or agree to settle, any such demand for payment. Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.2 to pay for shares of Company Common Stock for which appraisal rights have been perfected shall be returned to Parent upon demand.

SECTION 2.2. Exchange of Certificates.

(a) Paying Agent. Prior to the Effective Time, Parent shall designate a bank or trust company to act as agent for the holders of shares of Company Common Stock in connection with the Merger (the “Paying Agent”) to receive, for the benefit of holders of shares of Company Common Stock, the aggregate Merger Consideration to which holders of shares of Company Common Stock shall become entitled pursuant to Section 2.1(c). Parent shall deposit such aggregate Merger Consideration with the Paying Agent promptly, and in any event not later than two (2) days, following the Effective Time. Such aggregate Merger Consideration deposited with the Paying Agent shall, pending its disbursement to such holders, be invested by the Paying Agent as directed by Parent. Any net profit resulting from, or interest or income produced by, such amounts on deposit with the Paying Agent will be payable to Parent or as Parent otherwise directs, and no part of such net profit shall accrue to the benefit of the former holders of Company Common Stock, provided that no loss that may result from or arise out of any such investments shall accrue to the former holders of the Company Common Stock.

(b) Payment Procedures. Promptly after the Effective Time, in any event no later than five (5) days following the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of a Certificate or book-entry share (a “Book-Entry Share”) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal and which shall be in such form and shall have such other provisions (including customary provisions with respect to delivery of an “agent’s message” with respect to shares held in book-entry form) as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such Book-Entry Shares in exchange for payment of the Merger Consideration. Upon surrender of a Certificate or Book-Entry Shares for cancellation to the Paying Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions (and such other customary documents as may reasonably be required by the Paying Agent), the holder of such Certificate or Book-Entry Shares shall be entitled to receive in exchange therefor the Merger Consideration, less any required withholding of Taxes, for each share of Company Common Stock formerly represented by such Certificate or Book-Entry Shares, and the Certificate or Book-Entry Shares so surrendered shall forthwith be canceled. If payment of the Merger Consideration is to be made to a Person other than the

Person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that (x) the Certificate or Book-Entry Share so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (y) the Person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such Certificate or Book-Entry Share surrendered or shall have established to the reasonable satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Article II.

(c) Transfer Books; No Further Ownership Rights in Company Stock; Dividends.

(i) The Merger Consideration paid in respect of shares of Company Common Stock upon the surrender for exchange of Certificates or Book-Entry Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock previously represented by such Certificates or Book-Entry Shares, and at the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Certificates or Book-Entry Shares that evidenced ownership of shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock, except as otherwise provided for herein or by applicable Law. Subject to the last sentence of Section 2.2(e), if, at any time after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II.

(ii) No dividends or other distributions with respect to Company Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Company Certificate or Book-Entry Shares with respect to the shares of Company Common Stock represented thereby. All theretofore unpaid dividends and other distributions will be paid upon surrender of the applicable Company Certificate or Book-Entry Share in accordance with this Article II.

(d) Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented by such Certificate, as contemplated by this Article II.

(e) Termination of Fund. At any time following the first anniversary of the Closing Date, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to Surviving Corporation any funds (including any interest received with respect thereto) that had been made available to the Paying Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the payment of any Merger Consideration that may be payable upon surrender of any Certificates held by such holders, as determined pursuant to this Agreement, without any interest thereon. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

(f) No Liability. Notwithstanding any provision of this Agreement to the contrary, none of the parties hereto, the Surviving Corporation or the Paying Agent shall be liable to any Person for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(g) Withholding Taxes. Notwithstanding anything to the contrary herein, Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to a holder of shares of Company Common Stock pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”), or under any provision of state, local or foreign tax Law. To the extent amounts are so withheld and paid over to the appropriate taxing authority, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

SECTION 2.3. Stock-Related Plans.

(a) Company Stock Options. Prior to the Effective Time, the Company shall use reasonable best efforts to take all actions necessary to provide that each option outstanding immediately prior to the Effective Time (whether or not then vested or exercisable) that represents the right to acquire shares of Company Common Stock (each, an “Option”) shall be cancelled and terminated and converted at the Effective Time into the right to receive a cash amount equal to the Option Consideration for each share of Company Common Stock then subject to the Option. Except as otherwise provided below, the Option Consideration shall be paid as soon after the Closing Date as shall be practicable. Notwithstanding the foregoing, Parent and the Surviving Corporation shall be entitled to deduct and withhold from the Option Consideration otherwise payable such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law. Prior to the Effective Time, to the extent permissible, the Company shall make any amendments to the terms of the Company Stock Plans and obtain any consents from holders of Options that, in each case, are necessary to give effect to the transactions contemplated by this Section 2.3 and, notwithstanding anything to the contrary, payment may be withheld in respect of any Option until any necessary consents are obtained. Without limiting the foregoing, the Company shall take all actions necessary to ensure that the Company will not at the Effective Time be bound by any options, SARs, warrants or other rights or Contracts which would entitle any Person, other than Parent and its Subsidiaries, to own any capital stock of the Surviving Corporation or to receive any payment in respect thereof. Prior to the Effective Time, the Company shall take all actions necessary to terminate all its Company Stock Plans such termination to be effective at or before the Effective Time. For purposes of this Agreement, “Option Consideration” means, with respect to any share of Company Common Stock issuable under a particular Option, an amount equal to the excess, if any, of (i) the Merger Consideration per share of Company Common Stock over (ii) the exercise price payable in respect of such share of Company Common Stock issuable under such Option. For the avoidance of doubt, each Option for which such exercise price per share is greater than the Merger Consideration per share shall be cancelled and terminated without the right of the holder of such Option to receive any Merger Consideration with respect to such Option. For purposes of this Agreement, “Company Stock Plans” shall mean the following plans of the Company: (w) the Board-approved 2010 Executive Compensation Plan (the “2010 Comp Plan”), (x) the Maine & Maritimes Corporation 2008 Stock Plan, (y) the Maine & Maritimes Corporation 2002 Stock Option Plan, and (z) the Maine & Maritimes Corporation Stock Plan for Outside Directors (the “Directors’ Stock Plan”).

(b) Dividend Reinvestment Plan and Employee Stock Purchase Plan. The Company shall terminate its Stock Purchase and Dividend Reinvestment Plan (“SP-DRIP”) prior to the closing, including closing all participant accounts under the SP-DRIP after remitting to each participant a cash amount equivalent to the Merger Consideration multiplied by the number of shares of Company common stock held in his or her accounts immediately prior to the closing, net of any applicable fees and amounts required to be withheld pursuant to applicable law.

SECTION 2.4. Adjustments. Notwithstanding any provision of this Article II to the contrary (but without in any way limiting or affecting the covenants in Section 5.2 hereof), if between the date of this Agreement and the Effective Time the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, the

Merger Consideration shall be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction. For the avoidance of doubt, actions taken by the Company that are expressly permitted to be taken without Parent’s consent under Section 5.2(b)(i)(A) or (C) are not intended to trigger any adjustments under this Section 2.4.

ARTICLE III

Representations and Warranties of the Company

Except as set forth (i) in the required reports, schedules, forms, certifications, prospectuses, and registration, proxy and other statements with the United States Securities and Exchange Commission (the “SEC”) prior to the date of this Agreement (collectively, and together with all documents filed on a voluntary basis on Form 8-K, in each case, including all exhibits and schedules thereto and documents incorporated by reference therein, the (“Filed Company SEC Documents”), but excluding any disclosures set forth in any “risk factor” section thereof (other than historical factual information contained therein) or in any section related to forward-looking statements to the extent that they are predictive or forward-looking in nature, but only to the extent that the particular disclosure is reasonably sufficient on its face to inform Parent of the information required to be disclosed in respect of the applicable sections of this Agreement to avoid a breach under the representation and warranty or covenant corresponding to such sections, or (ii) in the disclosure letter (with specific reference to the Section or subsection of this Agreement to which the information stated in such disclosure relates; provided that any particular disclosure shall also be deemed to be disclosed in any other sections to the extent that the particular disclosure is reasonably sufficient on its face to inform Parent of the information required to be disclosed in respect of such other sections of this Agreement to avoid a breach under the representation and warranty or covenant corresponding to such other sections) delivered by the Company to Parent simultaneously with the execution of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrant to Parent and Merger Sub as follows:

SECTION 3.1. Organization, Standing and Corporate Power.

(a) Each of the Company and its Subsidiaries is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing, as applicable, under the Laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority necessary to own or lease all of its properties and assets to the extent owned, leased and operated and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect (as defined below). For purposes of this Agreement, “Company Material Adverse Effect” shall mean any material adverse effect on, or change, event, development, occurrence, condition or state of (i) the business, operations, assets, Liabilities, financial condition or results of operations of the Company and its Subsidiaries considered as a single enterprise or (ii) the Company’s ability to, in a timely manner, perform its obligations under this Agreement or consummate the Transactions (including the Merger); provided, however, that solely for purposes of clause (i) of the definition of “Company Material Adverse Effect,” none of the following, in and of itself, shall constitute or be considered in determining whether a Company Material Adverse Effect has occurred: any effect, change, event, development, occurrence, condition or state of facts that (A) arises out of general political, economic or market conditions or general changes or developments in the national electric transmission and distribution utility industry (the “Industry”) that do not materially and disproportionately adversely affect the business, operations, assets, Liabilities, financial condition or results of operations of the Company and its Subsidiaries considered as a single enterprise compared to businesses or entities operating in the Industry, (B) results from or is caused by acts of terrorism or war (whether or not declared) or natural disasters occurring after the date hereof that do not materially and disproportionately adversely affect the business, operations, assets, Liabilities, financial condition or results of operations of the Company and its Subsidiaries considered as a single enterprise compared to businesses or entities operating in the Industry, (C) arises out of, results from or relates to the Transactions or the announcement thereof, or any negative impact on relationships with employees of the Company or any of its Subsidiaries or disruption in supplier, distributor, landlord, partner or similar relationships as a result of the announcement of the Transactions, (D) results from changes in Law or any applicable accounting regulations or principles or the interpretations thereof that do not materially and disproportionately adversely affect the business, operations, assets, Liabilities, financial condition or results of operations of the Company and its Subsidiaries considered as a single enterprise compared to businesses or entities operating in the Industry, (E) results from changes in the price or trading volume of the Company’s stock (provided that any event, condition, change, occurrence or development of a state of circumstances that may have caused or contributed to such change in market price or trading volume shall not be excluded under this proviso), or (F) results from any failure by the Company to meet public or internal revenue, earnings or other projections, in and of itself (provided that any event, condition, change, occurrence or development of a state of circumstances that may have caused or contributed to such failure to meet published revenue, earnings or other projections shall not be excluded under this proviso).

(b) Section 3.1(b) of the Company Disclosure Letter lists, as of the date hereof, all Subsidiaries of the Company together with the jurisdiction of organization of each such Subsidiary. All the outstanding shares of capital stock of, or other equity interests in, each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of all liens, pledges, charges, mortgages, encumbrances, adverse rights or claims and security interests of any kind or nature whatsoever (including any restriction on the right to vote or transfer the same, except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and the “blue sky” Laws of the various States of the United States). The Company does not own, directly or indirectly, any capital stock, voting securities or equity interests in any Person.

(c) The Company has delivered to Parent true, correct and complete copies of its articles of incorporation and by-laws (the “Company Charter Documents”) and true, correct and complete copies of the articles of incorporation and by-laws (or comparable organizational documents) of each of its Subsidiaries (the “Subsidiary Documents”), in each case as amended to the date of this Agreement. All such Company Charter Documents and Subsidiary Documents are in full force and effect and neither the Company nor any of its Subsidiaries is in violation of any of their respective provisions. The Company has made available to Parent and its representatives true, correct and complete copies of the minutes (or, in the case of minutes that have not yet been finalized, drafts thereof) of all meetings of stockholders, the Board of Directors and each committee of the Board of Directors of the Company and each of its Subsidiaries held since January 1, 2007. Such minutes and written consents made available to Parent contain true, complete and correct records, in all material respects, of all meetings and other material corporate actions held or taken from January 1, 2007 through the date of this Agreement by the stockholders, the Board of Directors of the Company and the committees thereof.

SECTION 3.2. Capitalization.

(a) The authorized capital stock of the Company consists of 5,000,000 shares of Company Common Stock and 500,000 shares of preferred stock, par value $.01 per share (“Company Preferred Stock”). As of March 10, 2010 and as of the Closing Date, (i) 1,682,599 shares of Company Common Stock were issued and outstanding, (ii) no shares of Company Common Stock were held by the Company in its treasury, (iii) 98,584 shares of Company Common Stock were reserved for issuance under the Company Stock Plans (of which 3,932 shares of Company Common Stock were subject to outstanding Options granted under the Company Stock Plans), (iv) no shares of Company Preferred Stock were issued or outstanding; provided that issuances of securities of the Company after March 10, 2010 that are permitted by Section 5.2 (which shall be deemed to apply to the period between March 10, 2010 and the Closing Date, inclusive, for purposes of this proviso) shall be excluded for purposes of this second sentence of Section 3.2(a). All outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Included in Section 3.2(a) of the Company Disclosure Letter is a correct and complete list, as of March 10, 2010, of all outstanding options or other rights to purchase or receive shares of Company Common Stock granted under the Company Stock Plans or otherwise, and, for each such option or other right, the number of shares of Company Common Stock subject thereto, the terms of vesting, the grant and expiration dates and exercise price thereof and the name of the holder thereof. Since March 10, 2010, the Company has not issued any shares of its capital stock, voting securities or equity interests, or any securities convertible into or exchangeable or exercisable for any shares of its capital stock, voting securities or equity interests, other than pursuant to the outstanding options and Convertible Securities, in each case, referred to above in this Section 3.2(a). Except (A) as set forth above in this Section 3.2(a) or (B) as otherwise expressly permitted by Section 5.2 hereof, as of the date of this Agreement there are not, and as of the Effective Time there will not be, any shares of capital stock, voting securities or equity interests of the Company issued and outstanding or any subscriptions, options, warrants, calls, convertible or exchangeable securities, rights, commitments or Contracts of any character providing for the issuance of any shares of capital stock, voting securities or equity interests of the Company, including any representing the right to purchase or otherwise receive any Company Common Stock.

(b) None of the Company or any of its Subsidiaries has issued or is bound by any outstanding subscriptions, options, warrants, calls, convertible or exchangeable securities, rights, commitments or Contracts of any character providing for the issuance or disposition of any shares of capital stock, voting securities or equity interests of any Subsidiary of the Company. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock, voting securities or equity interests (or any options, warrants or other rights to acquire any shares of capital stock, voting securities or equity interests) of the Company or any of its Subsidiaries.

(c) No Subsidiary of the Company owns any Company Common Stock (or any right to acquire Company Common Stock).

SECTION 3.3. Authority; Noncontravention; Voting Requirements.

(a) The Company has all necessary corporate power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder and thereunder, and to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the Transactions, have been duly authorized and approved by its Board of Directors, subject to and except for obtaining the Company Stockholder Approval for the adoption of this Agreement and the filing of the Articles of Merger with the Secretary of State of the State of Maine, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and each of the Ancillary Documents and the consummation by it of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at Law or in equity ((i) and (ii) together, the “Bankruptcy and Equity Exception”).

(b) In accordance with the MBCA, including Section 1104 thereof, the Company’s Board of Directors, at a meeting duly called and held, has (i) approved and declared advisable this Agreement and (ii) resolved to submit this Agreement to the stockholders of the Company and to recommend that the stockholders approve this Agreement.

(c) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor compliance by the Company with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the Company Charter Documents or any of the Subsidiary Documents or (ii) assuming that the authorizations, consents and approvals referred to in Section 3.4 and the Company Stockholder Approval are obtained and the filings referred to in Section 3.4 are made, (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, or, (y) to the Knowledge of the Company, violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any material loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, license, lease, Material Contracts, instrument or obligation or Permit, to which the Company or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of clause (y), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as, individually or in the aggregate, are, do not, or would not reasonably be expected to, result in a Company Material Adverse Effect.

(d) The affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Company Common Stock at the Company Stockholders Meeting or any adjournment or postponement thereof in favor of the adoption of this Agreement (the “Company Stockholder Approval”) is the only vote or approval of the holders of any class or series of capital stock of the Company or any of its Subsidiaries which is necessary to adopt this Agreement and approve the Transactions.

SECTION 3.4. Governmental Approvals. Except for (i) the filing with the SEC of a proxy statement relating to the Company Stockholders Meeting (as amended or supplemented from time to time, the “Proxy Statement”), and other filings required under, and compliance with other applicable requirements of, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and the rules of the American Stock Exchange (“NYSE AMEX”), (ii) the filing of the Articles of Merger with the Secretary of State of the State of Maine pursuant to Chapter 11 of the MBCA, (iii) filings required under, and compliance with other applicable requirements of, Antitrust Laws, (iv) filings required under Section 203 of the Federal Power Act, 16 U.S.C. § 824b, (v) filings required under 35-A M.R.S.A. §§ 708 and 1103(1) and (vi) filings required under, and compliance with other applicable requirements of, any other applicable Laws, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, do not or would not reasonably be expected to result in, individually or in the aggregate, a Company Material Adverse Effect.

SECTION 3.5. Company SEC Documents; Undisclosed Liabilities.

(a) The Company has filed and furnished all required reports, schedules, forms, certifications, prospectuses, and registration, proxy and other statements with the SEC on or after January 1, 2007 (collectively and together with all documents filed on a voluntary basis on Form 8-K, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Recent Company SEC Documents”). None of the Company’s Subsidiaries is required to file periodic reports or any other documents with the SEC pursuant to the Exchange Act. As of their respective effective dates (in the case of Recent Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Recent Company SEC Documents), the Recent Company SEC Documents complied in all material respects with the requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act, as the case may be, applicable to such Recent Company SEC Documents. Except to the extent that information contained in any Recent Company SEC Document has been revised or superseded by a later-filed

Recent Company SEC Document, none of the Recent Company SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there is no Action pending or, to the Knowledge of the Company, threatened, against the Company or any Subsidiary of the Company at or before the SEC. The Company has made available to Parent true, correct and complete copies of all comment letters received from the SEC since January 1, 2007 and relating to the Recent Company SEC Documents, together with all written responses of the Company thereto provided or made available to the SEC, in each case to the extent such comment letters and responses are not available on the SEC’s EDGAR database. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC staff with respect to the Recent Company SEC Documents. To the Knowledge of the Company, none of the Recent Company SEC Documents is the subject of ongoing SEC review, investigation or inquiry.

(b) The consolidated financial statements of the Company (including the related notes thereto) included in the Recent Company SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited quarterly statements, as indicated in the notes thereto) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end and recurring audit adjustments, none of which has been or will be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole).

(c) The financial records, systems, controls, data and information of the Company and its Subsidiaries are recorded, stored, maintained and operated under means that are under the exclusive ownership and direct control of the Company or its Subsidiaries or accountants, except for any non-exclusive ownership and non-direct control that would not reasonably be expected to adversely effect the system of internal accounting controls described in the following sentence. The Company has established and maintains internal control over financial reporting and disclosure controls and procedures (as such terms are defined in Rule 13a-15(e) and Rule 15d-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s principal executive officer and its principal financial officer to allow timely decisions regarding required disclosure; and such disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms. The Company’s “principal executive officer” (as defined in the Sarbanes-Oxley Act of 2002 (“SOx”) and its “principal financial officer” (as defined in SOx) have disclosed, based on their most recent evaluation, to the Company’s auditors and the audit committee of the Board of Directors of the Company (x) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. The “principal executive officer” and the “principal financial officer” of the Company have made all certifications required by Section 302 and 906 of SOx, the Exchange Act and any related rules and regulations promulgated by the SEC and NYSE AMEX and the rules and regulations promulgated thereunder with respect to the Recent Company SEC Documents, and the statements contained in such certifications are complete and correct and have not been modified or withdrawn. Neither the Company nor any of its executive officers has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of the certifications required by SOx and made by its principal executive officer and principal financial officer.

(d) To the Company’s Knowledge, the Company is in compliance in all material respects with the provisions of Section 13(b) of the Exchange Act. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has, in any material respect, (i) used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act or (ii) accepted or received any unlawful contributions, payments, gifts or expenditures.

(e) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has any Liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) whether or not required, if known, to be reflected or reserved against on a consolidated balance sheet of the Company prepared in accordance with GAAP or the notes thereto, except Liabilities (i) as and to the extent reflected or reserved against on the audited balance sheet of the Company and its Subsidiaries as of December 31, 2008 (the “Balance Sheet Date”) (including the notes thereto) and the Filed Company SEC Documents; (ii) incurred after the Balance Sheet Date in the Ordinary Course of Business; (iii) that, individually or in the aggregate, are not or would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, or (iv) otherwise disclosed in this Agreement and any of the Company Disclosure Letter.

(f) Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC)), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material Liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s published financial statements or any Recent Company SEC Documents.

SECTION 3.6. Absence of Certain Changes or Events. Except as disclosed in the Filed Company SEC Documents, since the Balance Sheet Date there have not been any effects, changes, events, developments, occurrences, conditions or state of facts that, individually or in the aggregate, were or would reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole. Except as disclosed in the Filed Company SEC Documents, or as set forth in Section 3.6 of the Company Disclosure Letter, since the Balance Sheet Date (a) the Company and its Subsidiaries have carried on and operated their respective businesses in all material respects in the Ordinary Course of Business and (b) neither the Company nor any of its Subsidiaries has taken any action described in Section 5.2 hereof that if taken after the date hereof and prior to the Effective Time without the prior written consent of Parent would violate such provision. Without limiting the foregoing, except as disclosed in the Filed Company SEC Documents, since the Balance Sheet Date there has not occurred any damage, destruction or loss (whether or not covered by insurance) of any material asset of the Company or any of its Subsidiaries which materially affects the use thereof.

SECTION 3.7. Legal Proceedings. There is no

(a) judicial, legal, administrative, arbitral or other proceeding, claim (including counterclaims), suit, mediation, inquiry, audit, hearing petition, complaint, investigation or action (collectively, “Action”), or

(b) Order,

in the case of each of clauses (a) and (b), either (x) pending against or imposed upon (or, to the Knowledge of the Company, threatened against or threatened to be imposed upon) the Company or any of its Subsidiary, or the assets of the Company or any of its Subsidiaries, or any officer, director, senior manager of the Company or any of its Subsidiaries arising out of such person’s employment or board relationship with, or equity ownership in, the Company or any of its Subsidiaries, or (y) that is related to the Merger or the Transactions or the right of the Company to enter into them, or to consummate them, in the case of each of clauses (x) and (y), that would reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole. There is no Action by the Company pending or which the Company intends to initiate that would reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole.

SECTION 3.8. Compliance With Laws; Permits and Regulatory.

(a) The Company and its Subsidiaries are (and since January 1, 2007 have been) in compliance with all Laws and Orders applicable to the Company or any of its Subsidiaries, any of their properties or other assets or any of their businesses or operations, except where the failure to do so is not and would not reasonably be expected to be, individually or in the aggregate, Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has been given notice of, or been charged with, any violation of any Law or Order of any Governmental Authority that is or would reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole. To the Company’s Knowledge, the Company and each of its Subsidiaries hold all material licenses, franchises, permits, certificates, registrations, consents, approvals and authorizations from Governmental Authorities, or required by Governmental Authorities to be obtained, in each case, necessary for the lawful conduct of their respective businesses (collectively, “Permits”) as presently conducted. To the Company’s Knowledge, the Company and its Subsidiaries are (and since January 1, 2007 have been) in compliance in all material respects with the terms of all Permits. Since January 1, 2007, neither the Company nor any of its Subsidiaries has received written notice to the effect that a Governmental Authority (i) claimed or alleged that the Company or any of its Subsidiaries was not in compliance with all Laws applicable to the Company or any of its Subsidiaries, any of their properties or other assets or any of their businesses or operations or (ii) was considering the amendment, termination, revocation or cancellation of any Permit. Subject to any condition or requirement with respect to any regulatory approval set forth in Section 3.4, the consummation of the Merger, in and of itself, will not cause the revocation or cancellation of any Permit.

(b) The Company and its Subsidiaries are subject to regulation as a public utility by the Maine Public Utilities Commission (“MPUC”) and the Federal Energy Regulatory Commission (“FERC”). Neither the Company nor any of its Subsidiaries is (i) a “public utility” within the meaning of Section 201(e) of the Power Act (other than MPS), (ii) a “qualifying facility” within the meaning of the Public Utility Regulatory Policies Act of 1978, as amended, and does not own such a qualifying facility or (iii) subject to regulation as a public utility or public service company (or similar designation) of any other state in the United States or in any foreign country.

(c) The Company and its Subsidiaries is in compliance in all material respects with the Public Utility Holding Company Act of 2005 and the rules, regulations and staff interpretations thereunder.

(d) All filings, including all forms, statements, reports and Contracts and all documents, exhibits, amendments and supplements appertaining thereto, including all rates, tariffs, franchises, service Contracts and related documents, required to be made by the Company or any of its Subsidiaries since January 1, 2007, under FERC regulations or any state Law applicable to public utilities, have been made in accordance with, and complied, as of their respective dates, with applicable Law and the requirements of the relevant Governmental Authorities, except for any such failures to file or be in compliance that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.9. Tax Matters.

(a) Each of the Company and its Subsidiaries has timely filed, or has caused to be timely filed on its behalf (taking into account any extension of time within which to file), Tax Returns required to be filed by it within the last six (6) years or for any period for which the applicable statute of limitations has not expired, and all such filed Tax Returns are correct and complete in all material respects. All Taxes shown to be due on such Tax Returns, or otherwise required to be paid by the Company or any of its Subsidiaries, have been timely paid. All amounts of Tax required to be withheld by the Company or its Subsidiaries have been timely withheld and paid to the appropriate Governmental Authority.

(b) The unpaid Taxes of the Company and its Subsidiaries did not, as of the date of the balance sheet contained in the most recent quarterly report on Form 10-Q included in the Filed Company SEC Documents, exceed the reserve for Tax Liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet (rather than in any notes thereto).

(c) (i) No deficiencies for Taxes of the Company and its Subsidiaries have been claimed, proposed or assessed by any Governmental Authority in writing or, to the Knowledge of the Company, otherwise, (ii) there are no pending or, to the Knowledge of the Company, threatened audits, assessments or other actions relating to any Liability in respect of Taxes of the Company or any of its Subsidiaries, and (iii) no claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation in that jurisdiction.

(d) The Federal income, state, local and foreign Tax Returns of the Company and each of its Subsidiaries have been examined by and settled with the Internal Revenue Service (“IRS”) or relevant Governmental Authority (or the applicable statute of limitations has expired) for all years through 2005. All assessments for Taxes due with respect to such completed and settled examinations or any concluded litigation have been fully paid. Neither the Company nor any of its Subsidiaries has any outstanding Contracts, waivers, or arrangements extending the statutory period of limitations applicable to any claim for or period for the collection or assessment of Taxes or the filing of any Tax Return.

(e) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code since the effective date of Section 355(e) of the Code.

(f) The Company has made available to Parent correct and complete copies of (i) all income and franchise Tax Returns of the Company and its Subsidiaries for the preceding three taxable years and (ii) any audit report issued within the last three years (or otherwise with respect to any audit or proceeding in progress) relating to income and franchise Taxes of the Company or any of its Subsidiaries.

(g) Neither the Company nor any of its Subsidiaries is, nor will be, a “United States real property holding corporation” within the meaning of Section 897 of the Code during the five-year period ending on the Closing Date.

(h) There are no Liens for Taxes on any assets of any of the Company or any of its Subsidiaries other than Permitted Liens.

(i) There are no Tax sharing Contracts or similar arrangements (including indemnity arrangements) written or otherwise under which the Company or any of its Subsidiaries could be liable for Taxes of a person or entity other than the Company or any of its Subsidiaries.

(j) Neither the Company nor any its Subsidiaries has entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulations Sections 1.6011-4(b)(1).

(k) Neither the Company nor any of its Subsidiaries has agreed to, is required to, or has any application pending for permission to, make any adjustment pursuant to Section 481(a) of the Code (or any predecessor provision) by reason of any change in any accounting method.

(l) There are no outstanding rulings or requests for rulings with any taxing Governmental Authority addressed, directly or indirectly, to the Company or any of its Subsidiaries.

(m) Neither the Company nor any of its Subsidiaries has ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code, other than the affiliated group of which the Company is the common parent or has any Liability for Taxes of another person or entity other than the Company and the members of the affiliated group of which the Company is the common parent.

(n) Neither the Company nor any of its Subsidiaries has ever participated in or cooperated with an international boycott within the meaning of Section 999 of the Code.

(o) For purposes of this Section 3.9 (other than Section 3.9(g)), any reference to a “Subsidiary” shall include any current Subsidiary of the Company and any Subsidiary formerly owned by the Company or a current Subsidiary, in either case, during the period of such ownership.

(p) For purposes of this Agreement: (x) “Taxes” shall mean (A) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (B) all interest, Liabilities, additions to tax or additional amounts imposed by any Governmental Authority in connection with any item described in clause (A), and (C) any Liability in respect of any items described in clauses (A) and/or (B) payable by reason of Contract, assumption, transferee Liability, operation of Law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Law) or otherwise, and (y) “Tax Returns” shall mean any return, report, claim for refund, estimate, information return or statement or other similar document relating to or required to be filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

SECTION 3.10. Employee Benefits and Labor Matters.

(a) Section 3.10(a) of the Company Disclosure Letter sets forth a list of: (i) all “employee benefit plans” (as defined in Section 3(3) of the Employee Benefits Security Act of 1974, as amended (“ERISA”)), (ii) all employment Contracts, individual consulting Contracts or collective bargaining Contracts, and (iii) all retirement, bonus, incentive, equity or equity-based compensation, stock purchase, employee loan, tax gross up, deferred compensation, change in control, retention, severance, leave of absence, vacation pay, salary continuation, workers’ compensation, welfare benefits, life insurance, educational benefits, employee assistance and other material employee benefit plans, policies or Contracts for which the Company or its Subsidiaries have any Liability (collectively, the “Company Plans”). Section 3.10(a) of the Company Disclosure Letter identifies each Company Plan that (w) is a defined benefit plan (as defined in Section 3(35) of ERISA), whether or not subject to ERISA (“Title IV Plan”), (x) a multiemployer plan, as defined in Section 3(37) of ERISA (a “Multiemployer Plan”), (y) a multiple employer plan subject to Sections 4063 or 4064 of ERISA (“Multiple Employer Plan”), or (z) all plans providing for post-retirement life insurance or health benefits coverage.

(b) Correct and complete copies of the following documents with respect to each of the Company Plans (except for Multiemployer Plans and Multiple Employer Plans) have been delivered to Parent by the Company to the extent applicable: (i) any plan documents and related trust documents, insurance Contracts or other funding arrangements, and all amendments thereto; (ii) the three most recent Forms 5500 and all schedules thereto, (iii) the three most recent actuarial reports, if any; (iv) the most recent IRS determination letter; (v) the most recent summary plan descriptions and any amendments or supplements thereto; and (vi) written summaries of all non-written Company Plans.

(c) Each Company Plan has been administered and operated in all material respects in accordance with its terms and all applicable Laws, including ERISA and the Code. There is no claim, suit, administrative proceeding, action or other litigation pending, or to the Knowledge of the Company threatened, against or relating to any Company Plan, the assets of any of the trusts under such plan or the plan administrator, or against any fiduciary of any Company Plan with respect to the operation of the Company Plan (other than routine benefits claims), including any proceeding, investigation, audit or inquiry by the IRS, Pension Benefit Guaranty Corporation, United States Department of Labor or other Governmental Authority. To the Knowledge of the Company, there are no facts or circumstances that could form a reasonable basis for any material action, suit or claim with respect to a Company Plan. There has been no act, omission or condition with respect to any Company Plan that would be reasonably likely to subject the Company or its Subsidiaries to any material Liability of any kind imposed under ERISA or the Code.

(d) All contributions required to have been made by the Company or any of its Subsidiaries under any of the Company Plans or by Law have been timely made.

(e) Each Company Plan (other than Multiemployer Plans and Multiple Employer Plans) which is intended to qualify under Section 401(a) of the Code is so qualified and has received a favorable determination letter from the IRS as to its qualified status or may rely upon a prototype opinion letter, and each Company Plan which is required to be registered under applicable non-U.S. Law has been registered and has been maintained in good standing with applicable regulatory authorities. To the Knowledge of the Company, no fact or event has occurred that would reasonably be expected to adversely affect the qualified status or good standing of any such Company Plan.

(f) There is no “amount of unfunded benefit liabilities” as defined in Section 4001(a)(18) of ERISA in any of the Title IV Plans. Each of the Title IV Plans are fully funded in accordance with the actuarial assumptions used by the Pension Benefit Guaranty Corporation (“PBGC”) to determine the level of funding required in the event of the termination of such Title IV Plan and the “benefit liabilities” as defined in Section 4001(a)(16) of ERISA of such Title IV Plan using such PBGC assumptions do not exceed the assets of such Title IV Plan.

(g) Neither the Company nor any ERISA Affiliate has terminated any Title IV Plan, or incurred any outstanding Liability under Section 4062 of ERISA to the PBGC, or to a trustee appointed under Section 4042 of ERISA. No event has occurred and no condition exists that would subject the Company, by reason of its affiliation with any ERISA Affiliate, to any material Tax, Liability imposed by ERISA, the Code or other applicable Law

(h) Neither the execution and delivery of this Agreement nor the consummation of the Transactions contemplated hereby will, either alone or in connection with any other event(s), (i) result in any payment becoming due to any individual, (ii) increase any benefits under any Company Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any such benefits under any Company Plan, (iv) require any contributions or payments to fund any obligations under any Company Plan, (v) limit the right to merge, amend or terminate any Company Plan, or (vi) result in any “excess parachute payment” under Section 280G of the Code.

(i) The Company and its Subsidiaries have reasonably classified for all purposes all employees, leased employees, consultants and independent contractors, and has withheld and paid all applicable Taxes and made all required filings in connection with services provided by such persons.

(j) Section 3.10(j) of the Company Disclosure Letter, sets forth all labor or collective bargaining Contracts to which either the Company or any of its Subsidiaries is a party or which pertain to employees of the Company or any of the Subsidiaries. The Company has delivered or otherwise made available to Purchaser true, correct and complete copies of the labor or collective bargaining Contracts listed on Section 3.10(j) of the Company Disclosure Letter, together with all amendments, modifications or supplements thereto.

(k) There are no (i) strikes, work stoppages, slowdowns, lockouts or arbitrations or (ii) grievances that trigger grievance procedures under the Company’s collective bargaining agreements or other labor disputes pending or, to the Knowledge of the Company, threatened against or involving the Company or any of the Subsidiaries. There are no unfair labor practice charges, grievances that trigger grievance procedures under the Company’s collective bargaining agreements or complaints pending or, to the Knowledge of the Company, threatened by or on behalf of any Employee or group of Employees.

(l) There are no complaints, charges or claims against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened that could be brought or filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment or failure to employ by the Company or any of its Subsidiaries, of any individual. The Company and its Subsidiaries are in compliance in all material respects with all Laws relating to the employment of labor, including all such Laws relating to wages, hours, the Worker Adjustment and Retraining Notification Act and any similar state or local “mass layoff” or “plant closing” Law (“WARN”), collective bargaining, discrimination, civil rights, safety and health, workers’ compensation and the collection and payment of withholding and/or social security taxes and any similar tax, except for immaterial non-compliance. There has been no “mass layoff” or “plant closing” (as defined by WARN) with respect to the Company or any of its Subsidiaries within the six (6) months prior to Closing.

SECTION 3.11. Environmental Matters.

(a) Except for those matters that have not resulted and would not reasonably be expected to result in the Company or any of its Subsidiaries incurring Environmental Liabilities individually in excess of $50,000 or in the aggregate in excess of $250,000, (A) each of the Company and its Subsidiaries is, and has been, in compliance with all applicable Environmental Laws, including all Permits required under Environmental Laws (“Environmental Permits”), (B) there is no Action or Order relating to or arising under Environmental Laws that is pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any real property currently or, to the Knowledge of the Company, formerly owned, operated or leased by the Company or any of its Subsidiaries, (C) neither the Company nor any of its Subsidiaries has received any notice of or entered into or assumed by Contract or operation of Law or otherwise, any Liability, Order, settlement, judgment, injunction or decree relating to or arising under Environmental Laws, and (D) no facts, circumstances or conditions exist with respect to the Company or any of its Subsidiaries or any property currently (or, to the Knowledge of the Company, formerly) owned, operated or leased by the Company or any of its Subsidiaries or any property to or at which the Company or any of its Subsidiaries transported or arranged for the disposal or treatment of Hazardous Materials that would reasonably be expected to result in the Company and its Subsidiaries incurring Environmental Liabilities.

(b) Section 3.11(b) of the Company Disclosure Letter contains a complete listing of all material Environmental Permits required for the continued operation of the business and operations of the Company and its Subsidiaries.

(c) The Company has made available to Parent copies of all material environmental reports, reviews and audits within its possession pertaining to actual or potential Environmental Liabilities relating to the Company or its Subsidiaries.

SECTION 3.12. Contracts.

(a) Set forth in Section 3.12(a)(i) of the Company Disclosure Letter is a list of each “material contract” listed as an exhibit to the Company’s most recent Annual Report on Form 10-K, the Quarterly Reports on Form 10-Q subsequent thereto and the Current Reports on Form 8-K subsequent thereto. The Company and its Subsidiaries are not party to, and their respective businesses and assets are not subject to, any other Contracts relating to (i) the Contracts set forth on Section 3.12(a)(ii) of the Company Disclosure Letter, (ii) the relationships contemplated by such Contracts or (iii) the transactions contemplated such Contracts.

(b) Except for purchase orders incurred in the Ordinary Course of Business for an aggregate amount less than $250,000, set forth in Section 3.12(b) of the Company Disclosure Letter is (with respect to Contracts entered into on or before January 1, 2000, to the Knowledge of the Company) a complete and accurate list of any of the following Contracts to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective assets are bound (such Contracts, together with the Contracts required to be listed on Section 3.12(a)(i) and Section 3.12(a)(ii) of the Company Disclosure Letter, together with any and all other Contracts of similar type entered into in accordance with Section 5.2, are each referred to as a “Material Contract”), including:

(i) all management, compensation, employment or other Contracts entered into with any executive officer, director or (to the Company’s Knowledge) Affiliate of the Company or any of its Subsidiaries;

(ii) all Contracts under which the Company or any of its Subsidiaries has any outstanding indebtedness, obligation or liability for borrowed money or the deferred purchase price of property or has the right or obligation to incur any such indebtedness, obligation or liability, and any mortgage, pledge or security agreements, letters of credit and any hedge or similar Contracts, in each case, in an amount greater than $250,000;

(iii) all bonds or Contracts of guarantee or indemnification in which the Company or any of its Subsidiaries acts as surety or guarantor with respect to any obligation (fixed or contingent), in an amount or potential amount greater than $250,000;

(iv) all non-competition agreements and other Contracts that purport to limit, curtail or restrict the ability of the Company or any of its Subsidiaries or Affiliates to compete in any geographic area or line of business or restrict the Persons to whom the Company or any of its Subsidiaries or Affiliates may sell products or deliver services, to which the Company or any of its Affiliates (other than any director of the Company) is a party;

(v) all partnership and joint venture Contracts;

(vi) each other material Contract listed as an exhibit to the Company’s most recent Annual Report on Form 10-K and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009;

(vii) all collective bargaining Contracts;

(viii) all “standstill” or similar agreements imposing restrictions on the Company’s or its Affiliate’s ability to purchase publicly traded stock or debt of any other company;

(ix) all other Contracts (1) obligating the Company to make payments that are reasonably likely to exceed $250,000 in fiscal year 2010, or (2) that are reasonably likely to involve the payment of consideration over the life of the Contract in excess of $250,000 that, in the case of clause (2), relate to (i) lease or rental, (ii) product design or development, (iii) consulting, (iv) the Company’s or its Subsidiaries’ indemnification obligations which, if triggered, would reasonably result in payments of more than $250,000 in the aggregate (provided that this shall not require the disclosure of Contracts that expressly include provisions for indemnification that are otherwise disclosed in this Agreement), (v) license or royalty, (vi) merchandising, sales representative or distribution or (vii) rights of first refusal or first negotiation; and

(x) all other Contracts involving or reasonably likely to involve payments in excess of $250,000 relating to material business, asset or property acquisitions or dispositions during the last three years, including any separate tax or indemnification Contracts.

The Company has heretofore delivered or made available to Parent true, correct and complete copies (or, with respect to oral Contracts, true, correct and complete written summaries) of each of the Contracts listed on Section 3.12(b) of the Company Disclosure Letter, together with any and all material amendments, modifications or supplements thereto. To the Company’s Knowledge neither the Company nor any of its Subsidiaries is in default under any Material Contract to which the Company or any of its Subsidiaries is a party. To the Knowledge of the Company, (i) no other party to any such Contract is in default in any material respect under the terms of such Contract and (ii) each such Contract is valid, binding, and in full force and effect, except for any such defaults or failures to be in full force and effect which, individually and in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. To the Company’s Knowledge, such Contracts are enforceable by the Company in accordance with their terms.

(c) All of the community support activities undertaken or committed to be undertaken, and all of the donations made or committed to be made, by the Company and its Subsidiaries since or for any period following January 1, 2009 are described on Section 3.12(c) of the Company Disclosure Letter.

SECTION 3.13. Suppliers. Section 3.13 of the Company Disclosure Letter contains a true and complete list of the five (5) largest suppliers of the Company and each of its Subsidiaries taken as a whole (as determined by dollar volume) for the 2009 fiscal year (the “Major Suppliers”). Neither the Company nor any of its Subsidiaries has received written notice from (or, to the Company’s Knowledge, has been threatened in writing by) any Major Supplier that it intends to (i) discontinue or otherwise materially adversely modify its relationship with the Company or any of its Subsidiaries, or (ii) materially limit its sale of supplies or materials to the Company or any of its Subsidiaries, either as a result of this Agreement, the Transactions or otherwise.

SECTION 3.14. Customers. Section 3.14 of the Company Disclosure Letter contains a true and complete list of the five (5) largest customers of the Company and each of its Subsidiaries taken as a whole (as determined by dollar volume) for the 2009 fiscal year (the “Major Customers”). Neither the Company nor any of its Subsidiaries has received written notice from (or, to the Company’s Knowledge, has been threatened in writing by) any Major Customer, that it intends to (i) discontinue or otherwise materially adversely modify its relationship with the Company or any of its Subsidiaries, or (ii) materially limit its purchases of products or services from the Company or any of its Subsidiaries, either as a result of this Agreement, the Transactions or otherwise.

SECTION 3.15. Title to Properties.

(a) To the Knowledge of the Company, each of the Company and its Subsidiaries has good and valid fee simple title to, or a valid easement (express or implied) over or leasehold interest in, each of the real properties and other assets which are reflected on the most recent consolidated balance sheet of the Company included in the Filed Company SEC Documents as being owned or leased by the Company or one of its Subsidiaries (or acquired after the date thereof) and which are, individually or in the aggregate, material to the Company’s business or financial condition on a consolidated basis, other than (i) properties sold or otherwise disposed of since the date thereof and properties whose leaseholds have expired pursuant to their terms, in each case, in the Ordinary Course of Business and not in violation of this Agreement and (ii) such imperfections in title and easements, if any, which (A) are not substantial in character, amount or extent and do not materially detract from the value, or materially interfere with the present use or the present intended use of the property subject thereto or affected thereby, or (B) individually or in the aggregate are not and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole (each property so owned or leased, a “Company Property” and collectively, the “Company Properties”), free and clear of all Liens and encumbrances except for (i) Permitted Liens, (ii) security interests, mortgages and pledges that are disclosed in the Filed Company SEC Documents that secure indebtedness that is reflected in the most recent consolidated financial statements of the Company included in the Filed Company SEC Documents and (iii) such other imperfections or irregularities of title or other Liens that, individually or in the aggregate, do not and would not reasonable be expected to be material to the Company and its Subsidiaries, taken as a whole. Notwithstanding the foregoing, the Company and its Subsidiaries has good and valid fee simple title to, or a valid easement over or leasehold interest in, substantially all properties constituting an approximate 26 mile route from Houlton, Maine to Haynesville, Maine, also known as the “Bridal Path,” free and clear of all Liens except for Permitted Liens.

(b) To the Knowledge of the Company, neither the Company nor any Subsidiary has received any written notice to the effect that (A) any condemnation or rezoning Actions are pending or threatened with respect to any of the Company Properties, except for any such Actions that have been initiated in connection with the development or redevelopment of any of the Company Properties, or (B) any Laws including any zoning regulation or ordinance (including with respect to parking), board of fire underwriters rules, building, fire, health or similar Law, code, ordinance, Order or regulation has been violated for any Company Property, which in the case of clauses (A) and (B) above, would, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(c) To the Knowledge of the Company, neither the Company nor any Subsidiary has received any written notice to the effect that (A) any condemnation or rezoning Actions are pending or threatened with respect to any of the Company Properties, except for any such Actions that have been initiated in connection with the development or redevelopment of any of the Company Properties, or (B) any Laws including any zoning regulation or ordinance (including with respect to parking), board of fire underwriters rules, building, fire, health or similar Law, code, ordinance, Order or regulation has been violated for any Company Property, which in the case of clauses (A) and (B) above, would, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(d) To the Knowledge of the Company, Section 3.15(d) of the Company Disclosure Letter sets forth a correct and complete list as of the date of this Agreement of each ground lease pursuant to which the Company or any of its Subsidiaries is a lessee (individually, a “Ground Lease” and collectively, “Ground Leases”). To the Knowledge of the Company, each Ground Lease is in full force and effect, and neither the Company, nor any Subsidiary has received a written notice that it is in default under any Ground Lease which remains uncured. The Company has made available to Parent copies of each Ground Lease and all material amendments or other modifications thereto, which copies are correct and complete in all material respects. Except as would not reasonably be expected, individually or in the aggregate, to be material to the Company and its Subsidiaries, taken as a whole: (i) neither the Company nor any Subsidiary is and, to the Knowledge of the Company, no other party is in breach or violation of, or default under, any Ground Lease, (ii) no event has occurred which would result in a breach or violation of, or a default under, any Ground Lease by the Company or any Subsidiary, or to the Knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both) and (iii) each Ground Lease is valid, binding and enforceable in accordance with its terms and is in full force and effect with respect to the Company or the Subsidiaries and, to the Knowledge of the Company, with respect to the other parties thereto.

(e) To the Knowledge of the Company, neither the Company nor any Subsidiary is a party to any unexpired option Contracts, rights of first offer, rights of first negotiation or rights of first refusal with respect to the purchase of a Company Property or any portion thereof or any other unexpired rights in favor of third Persons to purchase or otherwise acquire a Company Property or any portion thereof or entered into any Contract for sale, ground lease or letter of intent to sell or ground lease any Company Property or any portion thereof which would, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(f) Neither the Company nor any Subsidiary is a party to any material Contract relating to the management of any of the Company Properties by a party other than the Company Parties or the Subsidiaries.

SECTION 3.16. Intellectual Property.

(a) For purposes of this Agreement:

(i) “Company Intellectual Property” means Intellectual Property Rights used in or necessary for the conduct of the business of the Company or any of its Subsidiaries, or owned or held for use by the Company or any of its Subsidiaries.

(ii) “Company Technology” means Technology used in or necessary for the conduct of the business of the Company or any of its Subsidiaries, or owned or held for use by the Company or any of its Subsidiaries.

(iii) “Intellectual Property Rights” shall mean the rights arising from or in respect of the following, whether protected, created or arising under the Laws of the United States or any foreign jurisdiction: (A) patents, patent applications, any reissues, reexaminations, divisionals, continuations, continuations-in-part and extensions thereof (collectively, “Patents”); (B) trademarks, service marks, trade names (whether registered or unregistered), service names, industrial designs, brand names, brand marks, trade dress rights, Internet domain names, identifying symbols, logos, emblems, signs or insignia, and including all goodwill associated with the foregoing (collectively, “Marks”); (C) copyrights, whether registered or unregistered (including copyrights in Software), mask work rights and registrations and applications therefor (collectively, “Copyrights”); (D) confidential and proprietary information, or non-public processes, designs, specifications, technology, know-how, techniques, formulas, inventions, concepts, trade secrets, discoveries, ideas and technical data and information, in each case excluding any rights in respect of any of the foregoing that comprise or are protected by Copyrights or Patents (collectively, “Trade Secrets”); and (E) all applications, registrations and permits related to any of the foregoing clauses (A) through (D).

(iv) “Software” means computer programs, including software implementations of algorithms, models and methodologies whether in source code, object code or other form, databases and compilations, including any and all data and collections of data, descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing and all documentation, including user manuals and training materials related to any of the foregoing.

(v) “Technology” means, collectively, designs, formulas, algorithms, procedures, techniques, ideas, know-how, Software (whether in source code, object code or human readable form), databases and data collections, Internet websites and web content, tools, inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, developments, creations, improvements, works of authorship, other similar materials and all recordings, graphs, drawings, reports, analyses, other writings and any other embodiment of the above, in any form or media, whether or not specifically listed herein, and all related technology, documentation and other materials used in, incorporated in, embodied in or displayed by any of the foregoing, or used or useful in the design, development, reproduction, maintenance or modification of any of the foregoing.

(b) Section 3.16(b) of the Company Disclosure Letter sets forth an accurate and complete list of all Patents, registered Marks, pending applications for registrations of any Marks and any unregistered Marks, registered Copyrights and pending applications for registration of any Copyrights owned, assigned to, or filed by the Company or any of its Subsidiaries and material to the business of the Company and its Subsidiaries, taken as a whole. Section 3.16(b) of the Company Disclosure Letter lists to the extent applicable (i) name of the registrant, applicant or assignee; (ii) date of filing or registration or assignment; (iii) application or registration number; and (iv) the jurisdictions in which each such Intellectual Property Right has been issued or registered or in which any application for such issuance and registration has been filed.

(c) The Company and/or one of its Subsidiaries is the sole and exclusive owner of, or has valid and continuing rights to use, sell and license, all of the Company Intellectual Property described in Section 3.16(b) of the Company Disclosure Letter. To the Knowledge of the Company, the use, practice or other commercial exploitation of the Company Intellectual Property by the Company or any of its Subsidiaries and the manufacturing, licensing, marketing, importation, offer for sale, sale or use of the Company Technology, and the operation of the Company’s and its Subsidiaries’ businesses do not infringe, dilute, constitute an unauthorized use of or, misappropriate or violate any Intellectual Property Rights of any third Person. Neither the Company nor any of its Subsidiaries is a party to or the subject of any pending or, to the Knowledge of the Company, threatened Action which involves a claim (i) against the Company or any of its Subsidiaries, of infringement, dilution, unauthorized use, misappropriation or violation of any Intellectual Property Rights of any Person, or challenging the ownership, use, validity or enforceability of any Company Intellectual Property or (ii) contesting the right of the Company or any of its Subsidiaries to use, sell, exercise, license, transfer or dispose of any Company Intellectual Property or Company Technology, or any products, processes or materials covered thereby in any manner. The Company has not received written notice of any such threatened claim nor are there any facts or circumstances that would form the basis for any claim against the Company or any of its Subsidiaries of infringement, dilution, unauthorized use, misappropriation or violation of any Intellectual Property Rights of any Person, or challenging the ownership, use, validity or enforceability of any Company Intellectual Property or Company Technology.

(d) To the Knowledge of the Company, no Person (including current and former employees of the Company or any of its Subsidiaries) is infringing, diluting, violating, misappropriating or otherwise misusing any Company Intellectual Property, and neither the Company nor any of its Subsidiaries has made any such claims against any Person (including employees and former employees of the Company or any of its Subsidiaries) nor, to the Knowledge of the Company, is there any basis for such a claim.

(e) The Company and its Subsidiaries have taken all reasonably necessary and appropriate steps to protect and preserve the confidentiality of all Trade Secrets and any other confidential information of the Company or its Subsidiaries.

(f) To the Knowledge of the Company, Section 3.16(f) to the Company Disclosure Letter sets forth all Contracts to which the Company is a party with respect to any Intellectual Property that is material to the business of the Company, including all licenses of Intellectual Property or Technology granted to or by the Company, other than those in routine use by large segments of the public and businesses, such as Adobe, Microsoft and Symantec Corporation products and software (collectively, “IP Contracts”). All IP Contracts are in full force and effect, and the Company is not in breach or default of nor has the Company failed to perform under, any of the IP Contracts and, to the Knowledge of the Company, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a breach or default on the Company, except in any case where the effects on the Company and its Subsidiaries, taken as a whole, is not likely to be material. The consummation of the Transactions will neither violate nor result in the breach, modification, cancellation, termination or suspension of the IP Contracts and they shall continue in full force and effect without penalty or other adverse consequence. Following the Closing Date, the Surviving Corporation will be permitted to exercise all of the Company’s rights under such Contracts to the same extent the Company would have been able to had the Transactions not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company would otherwise be required to pay. The Company has delivered to Parent copies of all of IP Contracts listed on Section 3.16(f) to the Company Disclosure Letter, which copies are true, correct and complete in all material respects, together with all amendments, modifications or supplements thereto.

(g) Section 3.16(g) of the Company Disclosure Letter sets forth a correct and complete list of all Software that is (i) owned exclusively by the Company or any of its Subsidiaries; or (ii) used by the Company or its Subsidiaries in their businesses and not exclusively owned by the Company or its Subsidiaries or available on reasonable terms through commercial distributors or in consumer retail stores, in each case that is material to the operation of their businesses or the cost of which exceeds $10,000 per annum.

(h) The Company and its Subsidiaries own, lease or license all Software, hardware, databases, computer equipment and other information technology (collectively, “Computer Systems”) that are necessary for the operations of the Company’s and its Subsidiaries’ businesses. The Computer Systems have not failed to any material extent and the data which they process has not been corrupted except for those instances where the effects have been corrected or were not material to the business of the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries have taken all reasonable steps in accordance with industry standards to preserve the availability, security and integrity of the Computer Systems and the data and information stored on the Computer Systems. The Company and its Subsidiaries maintain documentation meeting commercially reasonable standards for comprehensiveness and clarity regarding all Computer Systems, their methods of operation, and their support and maintenance. The Computer Systems are adequate for the operation of the Company’s and its Subsidiaries’ businesses as currently conducted, taken as a whole.

SECTION 3.17. Insurance, Warranties.

(a) The Company and the Subsidiaries have insurance policies in full force and effect (i) for such amounts as are sufficient for all requirements of Law and all Contracts to which the Company or any of the Subsidiaries is a party or by which it is bound, and (ii) which are in such amounts, with such deductibles, and against such risks and losses, as are commercially reasonable for the business, assets and properties of the Company and the Subsidiaries. Section 3.17 of the Company Disclosure Letter sets forth a correct and complete list of all material insurance policies (including information on the premiums payable in connection therewith and the scope and amount of the coverage provided thereunder) maintained by the Company or any of its Subsidiaries (the “Policies”). The Policies (A) have been issued by insurers which, to the Knowledge of the Company, are reputable and financially sound, (B) provide coverage for the operations conducted by the Company and its Subsidiaries of a scope and coverage consistent with customary practice in the industries in which the Company and its Subsidiaries operate and (C) are in full force and effect. Neither the Company nor any of its Subsidiaries is in material breach or default, and neither the Company nor any of its Subsidiaries have taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, of any of the Policies. No notice of cancellation or termination has been received by the Company with respect to any of the Policies in the past three (3) years. The consummation of the Transactions will not, in and of itself, cause the revocation, cancellation or termination of any Policy. Neither the Company nor any of its Subsidiaries has, since January 1, 2007, maintained, established, sponsored, participated in or contributed to any plan for self-insurance of risks normally covered in the Industry by third-party insurers.

(b) With respect to the Company’s current and/or former information technology, engineering services and utility services businesses, to the Knowledge of the Company, since January 1, 2007: (i) each product built, sold or distributed or service sold or distributed by the Company or any of its Subsidiaries in conducting such businesses has been in conformity with all product and service specifications, all express and implied warranties and all applicable Laws, and (ii) none of the Company nor any of its Subsidiaries has any Liability for replacement or repair of any such products or other damages in connection therewith or with such services, including with respect to the performance of such products and services, or any other customer, product or service obligations not reserved against the most recent consolidated balance sheet of the Company included in the Filed Company SEC Documents.

(c) To the Knowledge of the Company, (i) none of the Company nor any of its Subsidiaries is party to any Action pending or threatened which would reasonably be likely to result in any material Liability arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product sold or distributed or services rendered, by or on behalf of the Company or any of its current or former Subsidiaries from January 1, 2007 to the date hereof, and (ii) none of the Company nor any of its current or former Subsidiaries committed any act or failed to commit any act, which would result in, and there has been no occurrence which would give rise to or form the basis of, any product Liability or material Liability for breach of warranty (whether covered by insurance or not) on the part of the Company or any of its current or former Subsidiaries with respect to products sold or distributed or services rendered by or on behalf of the Company or its current or former Subsidiaries from January 1, 2007 to the date hereof; provided that this representation shall not apply with respect to any Subsidiaries sold or otherwise divested by the Company for the period after such sale or divestiture.

SECTION 3.18. Opinion of Financial Advisor. The Board of Directors of the Company has received the opinion of KeyBanc Capital Markets Inc., dated the date of this Agreement, to the effect that, as of such date, and subject to the various assumptions and qualifications set forth therein, the Merger Consideration to be received in the Merger by holders of the Company Common Stock is fair from a financial point of view to holders of such shares (the “Fairness Opinion”). A correct and complete copy of the Fairness Opinion has been delivered to

Parent. The Company has been authorized by KeyBanc Capital Markets Inc. to permit the inclusion of the Fairness Opinion and references thereto in the Proxy Statement.

SECTION 3.19. Brokers and Other Advisors. Except for KeyBanc Capital Markets Inc., the fees and expenses of which will be paid by the Company, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has heretofore delivered to Parent a true, correct and complete copy of the Company’s engagement letter with KeyBanc Capital Markets Inc., dated as of August 28, 2009, which letter describes all fees payable to KeyBanc Capital Markets Inc. in connection with the Transactions, all Contracts under which any such fees or any expenses are payable and all indemnification and other Contracts related to the engagement of KeyBanc Capital Markets Inc. (the “Engagement Letter”).

SECTION 3.20. State Takeover Statutes; Company Articles of Incorporation and By-law Provisions. The Company and its Subsidiaries have taken all necessary action to exempt the Transactions, from or if necessary to challenge the validity or applicability of, any applicable “moratorium,” “fair price,” “business combination,” “control share,” or other anti-takeover Laws under the MBCA, other state Laws or federal Laws of the United States applicable to the Company or applicable to the Merger or the other Transactions. In addition, the Board of Directors of the Company has duly taken all action necessary to render inapplicable to this Agreement, and the Transactions, the provisions of Article 7, Section B of the Articles of Incorporation of the Company to the extent, if any, such provisions would otherwise be applicable to this Agreement or the Transactions.

ARTICLE IV

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub jointly and severally represent and warrant to the Company:

SECTION 4.1. Organization, Standing and Corporate Power. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated.

SECTION 4.2. Authority; Noncontravention.

(a) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder and to consummate the Transactions. The execution, delivery and performance by Parent and Merger Sub of this Agreement, and the consummation by Parent and Merger Sub of the Transactions, have been duly authorized and approved by their respective Boards of Directors (and prior to the Effective Time will be adopted by Parent as the sole stockholder of Merger Sub) and no other corporate action on the part of Parent and Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by them of the Transactions. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent or Merger Sub of the Transactions, nor compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the articles of incorporation or by-laws of Parent or Merger Sub or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.3 are obtained and the filings referred to in Section 4.3 are made, (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, Parent or Merger Sub or any of their respective Subsidiaries under, any of the terms, conditions or provisions of any Contract to which Parent, Merger Sub or any of their respective Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected except, in the case of clause (y), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or materially impair the ability of Parent or Merger Sub to consummate the Transactions (a “Parent Material Adverse Effect”).

SECTION 4.3. Governmental Approvals. Except for (i) the filing of the Articles of Merger with the Secretary of State of the State of Maine pursuant to the MBCA, (ii) filings required under, and compliance with other applicable requirements of, Antitrust Laws, (iii) filings required under Section 203 of the Federal Power Act, 16 U.S.C. § 824b, (iv) filings required under 35-A M.R.S.A. §§ 708 and 1103(1) and (v) filings required under, and compliance with other applicable requirements of, any other applicable Laws no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution, delivery and performance of this Agreement by Parent or Merger Sub and the consummation by Parent or Merger Sub of the Transactions, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to impair in any material respect the ability of Parent or Merger Sub to perform its obligations hereunder, or prevent or materially impede, interfere with, hinder or delay the consummation of the Transactions.

SECTION 4.4. Information Supplied. The information furnished in writing to the Company by Parent and Merger Sub specifically for inclusion in the Proxy Statement will not, at the time the Proxy Statement is first mailed to the stockholders of the Company, at the time of the Company Stockholders Meeting and at the time filed with the SEC, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 4.5. Ownership and Operations of Merger Sub. Parent owns beneficially and directly of record all of the outstanding capital stock of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

SECTION 4.6. Financing. Parent will have at the Effective Time, sufficient cash resources available to pay the aggregate Merger Consideration pursuant to the Merger and pay off the amounts due under the Bonds.

SECTION 4.7. Brokers and Other Advisors. Except for RBC Dominion Securities Inc. the fees and expenses of which will be paid by Parent, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

ARTICLE V

Additional Covenants and Agreements

SECTION 5.1. Preparation of the Proxy Statement; Stockholder Meeting.

(a) The Company shall use its reasonable best efforts to prepare and file the Proxy Statement (which Proxy Statement shall relate to matters set forth in this Agreement and customary matters consistent with past practice to be voted on at the Company’s 2010 annual meeting of stockholders) with the SEC as soon as practicable following the date of this Agreement. The Company shall strive to file the Proxy Statement on or before March 31, 2010, provided that the failure to file the Proxy Statement by such date shall not constitute a breach of this Agreement so long as the Company has used and continues to use its commercially reasonable efforts to prepare and file the Proxy Statement as soon as practicable following the date of this Agreement. The Company shall use its reasonable best efforts to (i) respond to any comments (written or oral) that may be received by the Company or its counsel from the SEC or its staff with respect to the Proxy Statement or requests for additional information from the SEC as soon as practicable after receipt of any such comments or requests and (ii) cause the Proxy Statement to be mailed to the stockholders of the Company as promptly as permitted by applicable Law and practicable following the date of this Agreement. Subject to applicable Laws, the Company and Parent (with respect to itself and Merger Sub) each shall cause its respective Representatives to fully cooperate with the other Party and its respective Representatives in the preparation of the Proxy Statement, and shall, upon request, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement. The Company shall promptly (A) notify Parent upon the receipt of any such comments or requests and (B) provide Parent with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC and its staff, on the other hand. Prior to responding to any such comments or requests or the filing or mailing of the Proxy Statement, the Company shall provide Parent an opportunity to review and comment on the Proxy Statement and related correspondence and filings, and shall give due consideration to including in such document appropriate and reasonable comments proposed in a timely manner by Parent. If at any time prior to the Effective Time any event shall occur, or fact or information shall be discovered, that should be set forth in an amendment of or a supplement to the Proxy Statement, the Company shall, in accordance with the procedures set forth in this Section 5.1(a), prepare and file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable and to the extent required by applicable Law, cause such amendment or supplement to be distributed to the stockholders of the Company.

(b) The Company shall take all action necessary to ensure that the Proxy Statement and any amendments thereof or supplements thereto, and any other document filed with the SEC by the Company in connection with the Merger (or any amendment thereof or supplement thereto), at the date first mailed to the stockholders of the Company, at the time of the Company Stockholders Meeting and at the time filed with the SEC, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation will be deemed made by the Company with respect to statements made therein based on information supplied in writing by Parent or the Merger Sub specifically for inclusion in such documents. The Company shall take all action necessary to ensure that the Proxy Statement and such other documents filed with the SEC by the Company will comply in all material respects with the provisions of the Exchange Act.

(c) The Company shall, as soon as practicable following the date of this Agreement, take all action necessary in accordance with the MBCA and the Company’s Articles of Incorporation and by-laws to establish a record date for, duly call, give notice of, convene and hold its annual meeting of its stockholders (the “Company Stockholders Meeting”) for the purposes of electing directors, ratifying the Company’s auditors and obtaining the Company Stockholder Approval. Subject to Section 5.3(b) hereof, the Company shall, through its Board of Directors, recommend to its stockholders adoption of this Agreement (the “Company Board Recommendation”). The Proxy Statement shall include a copy of the Fairness Opinion and (subject to Section 5.3(b) hereof) the Company Board Recommendation. Without limiting the generality of the foregoing, the Company’s obligations pursuant to the first sentence of this Section 5.1(c) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any Takeover Proposal or (ii) the withdrawal or modification by the Board of Directors of the Company or any committee thereof of the Company Board Recommendation or such Board of Directors’ or such committee’s approval of this Agreement or the Merger; provided that the Company’s obligations under such provision shall cease upon termination of this Agreement in accordance with the terms hereof.

SECTION 5.2. Conduct of Business.

(a) Except as expressly permitted by this Agreement, or with the prior written consent of Parent (which consent may not be unreasonably withheld or conditioned unless otherwise provided in this Section 5.2), or as required by applicable Law, during the period from the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (v) conduct its business in the Ordinary Course of Business, (w) comply in all material respects with all applicable Laws and the requirements of all Material Contracts and Permits, (x) use commercially reasonable efforts to maintain and preserve intact its business organization and the goodwill of those having business relationships with it and retain the services of its present officers and key employees, (y) use commercially reasonable efforts to continue to make capital expenditures (i) consistent with the Company’s Board-approved 2010 Capital Expenditure Plan set forth in Section 5.2(y) of the Company Disclosure Letter (the “CapEx Plan”) and (ii) in an aggregate amount equal to at least 80% of the aggregate capital expenditures contemplated by the CapEx Plan, and (z) keep in full force and effect all material insurance policies maintained by the Company and its Subsidiaries, other than changes to such policies made in the Ordinary Course of Business. For the avoidance of doubt, this Section 5.2(a) is subject in all respects to Parent’s consent rights in Section 5.2(b).

(b) Without limiting the generality of Section 5.2(a), and notwithstanding anything to the contrary in Section 5.2(a), except as expressly permitted by this Agreement, or with the prior written consent of Parent (which consent may be withheld or conditioned in Parent’s absolute discretion), or as required by applicable Law, during the period from the date of this Agreement to the Effective Time, the Company shall not, and shall not permit any of its Subsidiaries to:

(i) (A) issue, sell, grant, dispose of, pledge or otherwise encumber any shares of its capital stock, voting securities or equity interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock, voting securities or equity interests, or any rights, warrants, options, calls, commitments or any other Contracts of any character to purchase or acquire any shares of its capital stock, voting securities or equity interests or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for, any shares of its capital stock, voting securities or equity interests, provided that, the Company may issue shares of Company Common Stock (1) the Directors’ Stock Plan in the Ordinary Course of Business (in an amount up to 3,000 shares), (2) upon the exercise of vested options granted under the Company Stock Plans that are outstanding on the date of this Agreement and in accordance with the terms thereof; and (3) pursuant to the Company’s dividend reinvestment plan as in effect on the date hereof in the Ordinary Course of Business; (B) redeem, purchase or otherwise acquire any of its outstanding shares of capital stock, voting securities or equity interests, or any rights, warrants, options, calls, commitments or any other Contracts of any character to acquire any shares of its capital stock, voting securities or equity interests; (C) declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of its capital stock or otherwise make any payments to its stockholders in their capacity as such (other than (x) ordinary quarterly dividends not to exceed $0.05 per share per quarter and (y) dividends by a direct or indirect wholly owned Subsidiary of the Company to its parent); (D) split, combine, subdivide or reclassify any shares of its capital stock; or (E) amend (including by reducing an exercise price or extending a term) or waive any of its rights under, or accelerate the vesting under, any provision of the Company Stock Plans or any Contract evidencing any outstanding stock option or other right to acquire capital stock of the Company or any restricted stock purchase agreement or any similar or related Contract;

(ii) incur, guarantee, endorse or assume any indebtedness for borrowed money or guarantee any indebtedness (or enter into a “keep well” or similar agreement) or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, other than (A) borrowings by the Company under its existing lines of credit in the Ordinary Course of Business for the purpose of making (1) expenditures consistent with the CapEx Plan or (2) other expenditures in an aggregate amount for any given month not to exceed $500,000 above the amount of borrowings forecasted for such month in the Company’s 2010 O&M Budget (in the form previously provided to Parent) and, in the case of each of clauses (1) and (2), guarantees of any such borrowings issued by the Company’s Subsidiaries to the extent required under the terms of such indebtedness (provided in each case that no prepayment or other penalty or fees would be incurred in repaying such indebtedness prior to maturity), and (B) borrowings from the Company by a direct or indirect wholly owned Subsidiary of the Company in the Ordinary Course of Business;

(iii) fail to maintain in full force and effect all outstanding letters of credit, guarantees or other forms of credit support affecting the Business;

(iv) sell, assign, transfer, convey, lease, mortgage, encumber or otherwise dispose of or subject to any Lien (including pursuant to a sale-leaseback transaction or an asset securitization transaction) any of its properties or assets (including securities of Subsidiaries) to any Person, except (A) Permitted Liens made in the Ordinary Course of Business, (B) subjecting newly-acquired transmission and distribution assets owned by the Company or its Subsidiaries to Liens arising under the Indentures, and (C) pursuant to Contracts in force on the date of this Agreement and listed on Section 5.2(d) of the Company Disclosure Letter, correct and complete copies of which have been made available to Parent, (D) sales, assignments, transfers, conveyances and leases as set forth on Section 5.2(d) of the Company Disclosure Letter; (E) sales, assignments, transfers, dispositions or leases of assets (1) made in the Ordinary Course of Business in an amount less than $50,000 in any instance and $250,000 in the aggregate or (2) contemplated by the CapEx Plan; and (F) dispositions of obsolete or worthless assets;

(v) make any capital expenditure or expenditures which (A) involves the purchase of real property (other than that real property set forth on Section 5.2(e) of the Company Disclosure Letter that the Company is presently obligated by Contract to purchase) or (B) is not provided for in the CapEx Plan (provided, however, that the Company may make capital expenditures (x) for any particular item in excess of the amount specified for such item on the page entitled “Summary of Spending by Improvement Type” included in the CapEx Plan in an amount not to exceed 20% of the amount specified for such item on the page entitled “Summary of Spending by Improvement Type” included in the CapEx Plan and/or (y) for any particular items not contemplated by the CapEx Plan, in an aggregate amount for all such items in clauses (x) and (y) not to exceed 10% of the total amount of capital expenditures contemplated by the CapEx Plan);

(vi) make or offer to make any acquisition by merging or consolidating with, or by purchasing all of or a substantial equity interest (through a business combination, merger, asset sale or otherwise), directly or indirectly in, or by any other manner, any Person or division, business or equity interest of any Person (1) involving the payment in excess of $250,000 in the aggregate or (2) where such business, assets or securities do not primarily relate to the Business;

(vii) (A) make any investment (by contribution to capital, property transfers, purchase of securities or otherwise) in, or loan or advance (other than travel and similar advances to its employees in the Ordinary Course of Business) to, any Person other than a direct or indirect wholly owned Subsidiary of the Company in the Ordinary Course of Business; or (B) acquire ownership or control of any capital stock, bonds, or other securities of, or any property interest in, any Person (other than investments of working capital in short-term debt instruments in the Ordinary Course of Business);

(viii) fail to maintain in full force and effect insurance policies covering the business of the Company and its Subsidiaries as conducted on the date hereof and as presently contemplated to be conducted by the descriptions in the Company Filed SEC Documents (the “Business”) in a form and amount consistent with the Company’s current insurance programs;

(ix) (A) enter into, renew, terminate, or materially amend, modify or supplement, or assign any rights or claims pursuant to, any Material Contract that has involved, involves or would reasonably be expect to involve, payments in excess of $250,000 in the aggregate over the life of such Material Contract, or, other than in the Ordinary Course of Business, any other Contract that is material to the Company and its Subsidiaries taken as a whole, (B) enter into or extend the term or scope of any Contract that purports to restrict the Company, or any existing or future Subsidiary or Affiliate of the Company, from engaging in any line of business or in any geographic area, (C) amend or modify the Engagement Letter, (D) enter into any Contract that would be breached by, or require the consent of any third party in order to continue in full force following, consummation of the Transactions, or (E) release any Person from, or modify or waive any provision of, any confidentiality, standstill or similar agreement;

(x) except in the Ordinary Course of Business, or as contemplated or required by any prior action or Contract of the Company, enter into, or amend any Contract or other arrangement relating to, any transaction with any officer or director of the Company or any Subsidiary or holder of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or shareholders or members of their immediate families;

(xi) change or approve an increase in any manner the compensation of any of its directors, officers or employees or enter into, establish, amend or terminate any employment, consulting, retention, change in control, collective bargaining, bonus or other incentive compensation, profit sharing, health or other welfare, stock option or other equity (or equity-based), pension, retirement, vacation, severance, expense reimbursement, deferred compensation or other compensation or benefit plan, policy, Contract, trust, fund or arrangement with, for or in respect of, any stockholder, director, officer, other employee, consultant or Affiliate, other than (A) as required pursuant to applicable Law or the terms of the Contracts set forth on Section 5.2(k) of the Company Disclosure Letter (correct and complete copies of which have been made available to Parent) and (B) increases in salaries, wages and benefits of employees (other than officers) made in the Ordinary Course of Business;

(xii) enter into, modify, or terminate any labor or collective bargaining Contract of the Company or any of the Subsidiaries or, through negotiation or otherwise make any commitment or incur any Liability to any labor organization with respect to the Company or any of its Subsidiaries other than the Contracts currently in effect and listed on Section 3.10 of the Company Disclosure Letter;

(xiii) except as required by Law, make, change or rescind any material election concerning Taxes or Tax Returns, file any amended Tax Return, enter into any closing Contract with respect to Taxes, settle or compromise any material Tax claim, Action, audit controversy related to Taxes or assessment or surrender any right to claim a refund of Taxes, request a ruling relating to Taxes, enter into any material Contracts with a Taxing Authority or obtain any Tax ruling, or fail to duly and timely file all material Tax Returns and other documents required to be filed with any Governmental Authority (taking into account any extension of time within which to file such Tax Return);

(xiv) make any material changes in financial or tax accounting methods, principles or practices (or change an annual accounting period), except insofar as may be required by a change in GAAP or applicable Law or fail in any material respect to maintain the Company’s books and records in accordance with GAAP;

(xv) collect accounts receivables or pay accounts payable other than in the Ordinary Course of Business;

(xvi) amend the Company Charter Documents or the Subsidiary Documents;

(xvii) adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization (other than transactions exclusively between wholly owned Subsidiaries of the Company);

(xviii) pay, discharge, settle or satisfy any material Liabilities other than the payment, discharge, settlement or satisfaction in accordance with their terms of Liabilities (A) reflected or reserved against in the most recent consolidated financial statements (or the notes thereto) of the Company included in the Filed Company SEC Documents or (B) incurred since the date of such financial statements in the Ordinary Course of Business;

(xix) issue any broadly distributed communication of a general nature to employees (including general communications relating to benefits and compensation), suppliers or customers relating to the Transactions;

(xx) waive, release, cancel, assign, settle or compromise any Action material to the Company and its Subsidiaries taken as a whole (this covenant being in addition to the Company’s agreement set forth in Section 5.9 hereof) or which in any event is material to the Company and its Subsidiaries taken as a whole;

(xxi) make or implement any changes to any of the Company’s or its Subsidiary’s rates or charges, standards of service or regulatory accounting, or execute any Contract with respect thereto, except (A) pursuant to routine filings made in the Ordinary Course of Business (including (1) its distribution and transmission rate case filings and (2) any extensions of special rate contracts approved by the MPUC) or (B) as required by a Governmental Authority of competent jurisdiction. The Company shall deliver to Parent a copy of each such filing or Contract (in the case of clause (A), at least ten (10) days prior to the filing or execution thereof and, in the case of clause (B), as soon as reasonably practicable). Further, the Company shall (in all events in the case of clause (A) and to the extent practicable in the case of clause (B)) provide Parent an opportunity to review and comment on each such filing or Contract, and shall give due consideration to including in such each such filing or Contract appropriate and reasonable comments proposed in a timely manner by Parent; or

(xxii) agree, in writing or otherwise, to take any of the foregoing actions.

SECTION 5.3. Covenants Regarding Solicitation and Alternative Takeover Proposals.

(a) The Company agrees as follows:

(i) The Company shall, and shall cause its Subsidiaries and the Company’s and its Subsidiaries’ respective directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives (collectively, “Representatives”) to, (A) immediately cease and cause to be terminated any activities, discussions or negotiations with any Person conducted heretofore with respect to a Takeover Proposal, (B) use reasonable best efforts to obtain the return from all such Persons, or cause the destruction of, all copies of confidential information previously provided to such Persons by the Company, its Subsidiaries or its Representatives and, (C) to the fullest extent permitted under the fiduciary duties of the Company’s and its Subsidiaries’ Board of Directors, and subject to the provisions of the proviso below, use reasonable best efforts to enforce, and not to waive any provision of, and not to release any Person from, any confidentiality, standstill or similar Contract relating to a Takeover Proposal.

(ii) The Company shall not, and shall cause its Subsidiaries and Representatives not to, directly or indirectly, (A) solicit, initiate, cause, facilitate or encourage (including by way of furnishing information or providing access to its properties, books or records) any inquiries or proposals that constitute, or may reasonably be expected to lead to, any Takeover Proposal, (B) participate in any discussions or negotiations with any third party regarding any Takeover Proposal or (C) enter into any Contract related to any Takeover Proposal;

provided, however, that if (1) the Board of Directors of the Company receives an unsolicited, bona fide written Takeover Proposal made after the date hereof in circumstances not involving a breach of this Agreement or any standstill agreement, (2) the Board of Directors of the Company determines in good faith that such Takeover Proposal constitutes, or would reasonably be expected to result in, a Superior Proposal and (3) the Board of Directors of the Company determines in good faith (after considering applicable provisions of Maine Law and after consulting with, and receiving the advice of, outside counsel) that the taking of such action is necessary in order for such Board to comply with its fiduciary duties, or the failure to take such action would violate its fiduciary duties, to the Company’s stockholders under applicable Maine Law, then the Company may, at any time prior to the Company Stockholder Approval (but in no event after obtaining the Company Stockholder Approval) and after providing Parent not less than 24 hours written notice of its intention to take such actions, (i) furnish information with respect to the Company and its Subsidiaries or provide access to its properties, books or records to the Person making such Takeover Proposal (but only after such Person enters into a customary confidentiality agreement with the Company that is no less favorable to the Company (i.e., no less restrictive with respect to the conduct of such Person) than the Confidentiality Agreement, provided that (x) such confidentiality agreement may not include any provision calling for an exclusive right to negotiate with the Company and may not restrict the Company from complying with this Section 5.3, and (y) the Company advises Parent of all such non-public information delivered and all such access granted to such Person concurrently with its delivery or grant to such Person and concurrently with its delivery or grant to such Person the Company delivers to Parent all such information and grants to Parent all such access not previously provided to Parent), and (ii) participate in discussions and negotiations with such Person regarding such Takeover Proposal.

Without limiting the foregoing, it is understood that any violation of the foregoing restrictions by the Company’s Subsidiaries or Representatives shall be deemed to be a breach of this Section 5.3 by the Company. The Company shall provide Parent with a true, correct and complete copy of any confidentiality agreement entered into pursuant to this paragraph within 24 hours of the execution thereof.

(b) In addition to the other obligations of the Company set forth in this Section 5.3, the Company (A) shall promptly advise Parent, orally and in writing, and in no event later than 24 hours after receipt, if any proposal, offer, inquiry or other contact is received by, any information or access is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company in respect of any Takeover Proposal, and (B) shall, in any such notice to Parent, indicate the identity of the Person making such proposal, offer, inquiry or other contact and specify, in reasonable detail, the terms and conditions of any proposals or offers or the nature of any inquiries or contacts (and shall include with such notice copies of any written materials received from or on behalf of such Person relating to such proposal, offer, inquiry or request), and (C) thereafter shall promptly keep Parent fully informed of all material developments affecting the status and terms of any such proposals, offers, inquiries or requests (and the Company shall provide Parent with copies of any additional written materials received that relate to such proposals, offers, inquiries or requests) and of the status of any such discussions or negotiations. For the avoidance of doubt, this clause (b) shall apply from and after the date hereof.

(c) Except as expressly permitted by this Section 5.3(c), neither the Board of Directors of the Company nor any committee thereof shall:

(i) fail to:

(1) make, qualify, withdraw (or not continue to make) or modify, or propose publicly to qualify, withdraw (or not continue to make) or modify, in each case, in a manner adverse to Parent, (A) the Company Board Recommendation or (B) the approval or declaration of advisability of this Agreement and the Transactions (including the Merger),

(2) reject any publicly-announced Takeover Proposal within ten (10) business days of the making thereof (for the avoidance of doubt, (A)(i) taking a neutral or no position with respect to any publicly disclosed Takeover Proposal, (ii) approving or recommending, or proposing publicly to approve or recommend, any Takeover Proposal or (iii) making any public statement, recommendation or solicitation in support of any Takeover Proposal, shall constitute a failure to reject a Takeover Proposal) and (B) a “stop, look and listen” communication by the Board of Directors to the Company’s stockholders pursuant to Rule 14d-9(f) under the Exchange Act that otherwise complies with this Section 5.3 shall not, in and of itself, constitute a failure to reject a Takeover Proposal), or

(3) publicly reconfirm the Company Board Recommendation within ten (10) business days after receipt of a written request from Parent that it do so (provided that Parent may request such reconfirmation only one time under this clause (3)) (any action described in this clause (i) being referred to as a “Company Adverse Recommendation Change”), or

(ii) approve or recommend, or propose publicly to approve or recommend, or cause or authorize the Company or any of its Subsidiaries to enter into, any letter of intent, agreement in principle, memorandum of understanding, merger, acquisition, purchase or joint venture agreement or other Contract related to any Takeover Proposal (other than a confidentiality agreement in accordance with Section 5.3(a)) (any action described in this clause (ii) being referred to as a “Company Adverse Action”).

Notwithstanding the foregoing, prior to the time the Company Stockholder Approval is obtained, but not after, the Board of Directors of the Company may take the actions otherwise prohibited by Section 5.3(c)(i) and (ii) above if and only to the extent that, in response to a Superior Proposal or an Intervening Event, the Board determines in good faith based on the information then available (after reviewing applicable provisions of Maine Law and after consulting with, and receiving advice from, outside counsel), that making such Company Adverse Recommendation Change or taking such Company Adverse Action is necessary in order for such Board to comply with its fiduciary duties, or the failure to make such Company Adverse Recommendation Change or the failure to take such Company Adverse Action would violate its fiduciary duties, to the Company’s stockholders under applicable Maine Law; provided, however, that no Company Adverse Recommendation Change may be made, and no Company Adverse Action may be taken, in response to a Superior Proposal or an Intervening Event until after the fifth business day following Parent’s receipt of written notice (unless at the time such notice is otherwise required to be given there are less than five (5) business days prior to the Company Stockholders Meeting, in which case the Company shall provide as much notice as is reasonably practicable, but not less than three (3) days notice) from the Company (a “Company Adverse Recommendation/Action Notice”) advising Parent that the Board of Directors of the Company intends to make such Company Adverse Recommendation Change or to take such Company Adverse Action and specifying the terms and conditions of such Superior Proposal (it being understood and agreed that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new Company Adverse Recommendation/Action Notice and a new five (5) business day period (unless at the time such notice is otherwise required to be given there are less than five (5) business days prior to the Company Stockholders Meeting, in which case the Company shall provide as much notice as is reasonably practicable, but not less than three (3) days notice)) or specific details of such Intervening Event, as applicable. The Company shall, and shall cause its Representatives to, negotiate with Parent and Merger Sub in good faith (to the extent Parent and Merger Sub desire to negotiate) to make such adjustments in the terms and conditions of this Agreement as would permit the Company not to effect a Company Adverse Recommendation Change or take an Company Adverse Action (A) in response to such Superior Proposal because such adjustments in the terms and conditions of this Agreement would result in a transaction that is at least as favorable to the Company’s stockholders from a financial point of view as such Superior Proposal or (B) in response to such Intervening Event because such adjustments in the terms and conditions of this Agreement would result in a transaction which the Board of Directors of the Company could approve and recommend in compliance with their fiduciary duties, as applicable. In determining whether to make a Company Adverse Recommendation Change or take a Company Adverse Action in response to a Superior Proposal or an Intervening Event, the Board of Directors of the Company shall take into account any changes to the terms of this Agreement proposed by Parent (in response to a Company Adverse Recommendation/Action Notice or otherwise) in determining whether (x) such third party Takeover Proposal still constitutes a Superior Proposal or (y) such Intervening Event still requires the Board to make a Company Adverse Recommendation Change or take a Company Adverse Action, as applicable. The Company may only take a Company Adverse Action if the Company complies with this Section 5.3, terminates this Agreement in accordance with Sections 7.1(d)(ii) and 7.2 and, immediately prior to, or concurrently with, such termination, the Company pays to Parent the Termination Fee and Reimbursable Expenses in accordance with Sections 7.1(d)(ii) and 7.3.

For the avoidance of doubt, this clause (c) shall apply from and after the date hereof.

(d) For purposes of this Agreement:

“Excluded Matter” means any actual or proposed (i) agreements, transactions and other business opportunities of the type that the Company and/or its Subsidiaries have entered into, engaged in, or considered, in the past and (ii) termination, modification, amendment or supplement of any Material Contract.

“Intervening Event” means a material development or change in circumstances (in each case, other than an Excluded Matter) that occurs or arises after the date of this Agreement, but before the time the Company Stockholder Approval is obtained, that was unknown and not reasonably foreseeable by the Board of Directors of the Company as of the date of this Agreement.

“Superior Proposal” means a bona fide written offer, obtained after the date hereof and not in breach of this Agreement or any standstill agreement with the Company, to acquire, directly or indirectly, for consideration consisting of cash and/or securities, at least a majority of the equity securities of the Company or all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis, made by a third party, which (i) is not subject to a financing contingency, (ii) includes consideration per share of Company Common Stock that is greater than the Merger Consideration per share (including, in case of non-cash consideration, a determination by the Board of Directors (after consultation with outside counsel and a financial advisor of national reputation) that the fair market value of such non-cash consideration per share of the Company Common Stock is greater than the Merger Consideration) and (iii) is otherwise on terms and conditions which the Board of Directors of the Company determines in its good faith and reasonable judgment (after consultation with outside counsel and a financial advisor of national reputation) to be more favorable to the Company’s stockholders from a financial point of view than the Merger and the other Transactions, taking into account at the time of determination any changes to the terms of this Agreement that, as of that time, had been proposed by Parent in writing and the ability of the Person making such proposal to consummate the transactions contemplated by such proposal (based upon, among other things, the availability of financing and the expectation of obtaining required approvals).

“Takeover Proposal” means any inquiry, proposal or offer from any Person or “group” (as defined in Section 13(d) of the Exchange Act), other than Parent and its Subsidiaries, relating to any (A) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of the Company and its Subsidiaries (including securities of Subsidiaries) equal to 15% or more of the Company’s consolidated assets or to which 15% or more of the Company’s revenues or earnings on a consolidated basis are attributable, (B) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of beneficial ownership (within the meaning of Section 13 under the Exchange Act) of 15% or more of any class of equity securities of the Company, (C) tender offer or exchange offer that if consummated would result in any Person or “group” (as defined in Section 13(d) of the Exchange Act) beneficially owning 15% or more of any class of equity securities of the Company or (D) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries; in each case, other than the Transactions.

(e) Nothing in this Section 5.3 shall prohibit the Board of Directors of the Company from taking and disclosing to the Company’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act if such Board determines in good faith, after consultation with outside counsel, that failure to so disclose such position would constitute a violation of applicable Law; provided, however, that in no event shall the Company or its Board of Directors or any committee thereof take, or agree or resolve to take, any action prohibited by Section 5.3(c).

SECTION 5.4. Reasonable Best Efforts.

(a) Subject to the terms and conditions of this Agreement (including Section 5.4(d)), each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, all things, necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as practicable and to consummate and make effective, in the most expeditious manner practicable, the Transactions, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents (including any required or recommended filings under applicable Antitrust Laws and a timely notice filing with the Committee on Foreign Investment in the United States), and (ii) obtain all approvals, consents, registrations, permits, authorizations and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate the Transactions.

(b) In furtherance and not in limitation of the foregoing, (i) each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable and in any event within ten (10) business days of the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 5.4 necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable; and (ii) the Company shall use its reasonable best efforts to (x) take all action necessary to ensure that no state takeover statute or similar Law is or becomes applicable to any of the Transactions and (y) if any state takeover statute or similar Law becomes applicable to any of the Transactions, take all action necessary to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise minimize the effect of such Law on the Transactions.

(c) Each of the parties hereto shall use its reasonable best efforts to promptly (i) consult with and cooperate in all respects with each other in connection with any filing or submission with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Authority relating to the Transactions, including any Action initiated by a private party, and (ii) keep the other party informed in all material respects and on a reasonably timely basis of any material communication received by such party from, or given by such party to, the Federal Trade Commission, the Antitrust Division of the Department of Justice or any other Governmental Authority and of any material communication received or given in connection with any Action by a private party, in each case regarding any of the Transactions. Any party may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided to the parties under this Section as “outside counsel only.” Such materials and information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient, unless express written permission is obtained in advance from the source of the materials.

(d) In furtherance and not in limitation of the covenants of the parties contained in this Section 5.4, each of the parties hereto shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by a Governmental Authority or other Person with respect to the Transactions. Notwithstanding the foregoing or any other provision of this Agreement, the Company shall not, without Parent’s prior written consent (which may be granted or denied in Parent’s sole discretion), commit to any divestiture transaction or agree to any material restriction on its business, and nothing in this Section 5.4 shall (i) limit any applicable rights a party may have to terminate this Agreement pursuant to Section 7.1 so long as such party has up to then complied in all material respects with its obligations under this Section 5.4 or (ii) require Parent to offer, accept or agree to (A) dispose or hold separate any part of its or the Company’s businesses, operations, assets or product lines (or a combination of Parent’s and the Company’s respective businesses, operations, assets or product lines) or the shares of the Surviving Corporation, (B) not compete in any geographic area or line of business, (C) restrict or limit the manner in which, or whether, Parent, the Company, the Surviving Corporation or any of their Affiliates may carry on business in any part of the world and/or (D) limit its or any of its Affiliates ability to exercise full rights of ownership of all shares of the Surviving Corporation effectively.

SECTION 5.5. Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by Parent and the Company. Thereafter, neither the Company nor Parent shall issue or cause the publication of any press release or other public announcement (to the extent not previously issued or made in accordance with this Agreement) with respect to the Merger, this Agreement or the other Transactions without the prior consent of the other party (which consent shall not be unreasonably withheld or delayed), except as may be required by Law or by any applicable listing agreement with a national securities exchange or NYSE AMEX as determined in the good faith judgment of the party proposing to make such release (in which case such party shall not issue or cause the publication of such press release or other public announcement without prior consultation with the other party).

SECTION 5.6. Access to Information; Confidentiality. The Company shall, and shall cause each of its Subsidiaries to, afford to Parent and Parent’s representatives reasonable access during normal business hours to all of the Company’s and its Subsidiaries’ properties (including access to all material environmentally related audits, studies, reports, analyses, and results of investigations performed with respect to the currently or previously owned, leased or operated properties of the Company or any of its Subsidiaries), books, Contracts, commitments, records and correspondence (in each case, whether in physical or electronic form), officers, employees, accountants, counsel, financial advisors and other Representatives and the Company shall furnish promptly to Parent (i) a copy of each report, schedule and other document filed or submitted by it pursuant to the requirements of Federal or state securities Laws and a copy of any communication (including “comment letters”) received by the Company from the SEC concerning compliance with securities Laws and (ii) all other information concerning its and its Subsidiaries’ business, properties and personnel as Parent may reasonably request. Except for disclosures permitted by the terms of the Confidentiality Agreement, dated as of September 15, 2009, between Parent and the Company (as it may be amended from time to time, the “Confidentiality Agreement”), Parent shall hold information received from the Company pursuant to this Section 5.6 in confidence in accordance with the terms of the Confidentiality Agreement. No investigation, or information received, pursuant to this Section 5.6 will modify any of the representations and warranties of the parties hereto. Nothing in this Section 5.6 shall require the Company to disclose information in violation of any existing confidentiality agreement between the Company and any third party. The Company shall, at Parent’s request, use commercially reasonable efforts to obtain third party consent to disclosure of any information restricted by any such confidentiality agreement that relates to any Material Contracts or other material arrangements or relationships of the Company or its Subsidiaries. The Company shall, at Parent’s request, exercise its existing contractual rights and otherwise use its commercially reasonable efforts to cause one (1) of its appointees to the management and/or other committees of any material joint venture or project of the Company or any of its Subsidiaries (including the Joint Development Agreement between MPS and Central Maine Power Company, dated as of October 2, 2008, as amended, modified or supplemented from time to time) to be a person designated by Parent.

SECTION 5.7. Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) any notice or other communication received by such party from any Governmental Authority in connection with the Transactions or from any Person alleging that the consent of such Person is or may be required in connection with the Transactions, if the subject matter of such communication or the failure of such party to obtain such consent would be material to the Company, the Surviving Corporation or Parent, (ii) any Actions commenced or, to such party’s knowledge (or, with respect to the Company, the Company’s Knowledge), threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to the Transactions, (iii) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would cause any representation or warranty made by such party contained in this Agreement (A) that is qualified as to materiality or Parent Material Adverse Effect to be untrue and (B) that is not so qualified to be untrue in any material respect, and (iv) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.7 shall not (x) cure any breach of, or non-compliance with, any other provision of this Agreement or (y)  limit the remedies available to the party receiving such notice.

SECTION 5.8. Indemnification and Insurance.

(a) From and after the Effective Time, Parent and the Surviving Corporation (collectively “Indemnitor”) shall indemnify, defend and hold harmless, to the fullest extend permitted under applicable Law, each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, an officer, director or employee of the Company or its Subsidiaries, including the individuals identified in Section 5.8(a) of the Company Disclosure Letter who at or prior to the Effective Time were directors or officers of the Company (collectively, the “Indemnitees”) with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time, to the fullest extent (i) permitted by the Company Charter Documents as in effect on the date of this Agreement and (ii) permitted under applicable Law.

(b) An Indemnitee shall notify the Indemnitor in writing promptly upon learning of any Action or other matter in respect of which such indemnification may be sought. The Indemnitor shall have the right, but not the obligation, to assume and control the defense of, including the investigation of, and corrective action required to be undertaken in response to, any litigation, claim or proceeding (each, a “Claim”) relating to any acts or omissions covered under this Section 5.8 with counsel reasonably selected by it (and, if the Indemnitor shall have assumed such defense, it shall not be liable for the fees or expenses of any separate counsel retained by the Indemnitee); provided, however, that the Indemnitee shall be permitted to participate in the defense of such Claim at his or her own expense. Notwithstanding anything to the contrary, in no event shall the Indemnitor be liable for any settlement or compromise effected without its written consent. Each of the Indemnitor and the Indemnitees shall cooperate in the defense of any Claim and shall furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.

(c) Parent shall cause the individuals serving as officers and directors of the Company immediately prior to the Effective Time who are then covered by the directors’ and officers’ liability insurance policy currently maintained by the Company (a correct and complete copy of which has heretofore been delivered to Parent) to be covered for a period of six years from the Effective Time by such policy (provided that Parent may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are not less advantageous in any material respect than such policy) with respect to acts or omissions occurring prior to the Effective Time that were committed by such officers and directors in their capacity as such; provided, that in no event shall Parent be required to expend per year of coverage more than 300% of the amount currently expended by the Company per year of coverage as of the date of this Agreement (the “Maximum Amount”) to maintain or procure insurance coverage pursuant hereto. If notwithstanding the use of reasonable best efforts to do so, Parent is unable to maintain or obtain the insurance called for by this paragraph, Parent shall obtain as much comparable insurance as available for the Maximum Amount. The Indemnitees may be required to make reasonable application and provide reasonable and customary representations and warranties to applicable insurance carriers for the purpose of obtaining such insurance.

(d) The Indemnitees to whom this Section 5.8 applies shall be third party beneficiaries of this Section 5.8. The provisions of this Section 5.8 are intended to be for the benefit of each Indemnitee and his or her heirs.

SECTION 5.9. Securityholder Litigation. The Company shall give Parent notice of and the opportunity to participate in the defense or settlement of any securityholder Claim against the Company and/or its directors relating to the Transactions, and no such settlement shall be agreed to without Parent’s prior written consent, which consent shall not be withheld unreasonably.

SECTION 5.10. Fees and Expenses. Except as provided in Section 7.3, all fees and expenses incurred in connection with this Agreement, the Merger and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated (for the sake of clarity, Parent shall be responsible for the HSR filing fees).

SECTION 5.11. Rule 16b-3. Prior to the Effective Time, the Company shall take such steps as may be reasonably requested by any party hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters.

SECTION 5.12. No Control Over Operations. The parties agree that nothing contained in this Agreement is intended to give any party hereto, directly or indirectly, the right to control or direct the other party’s operations or business and regulatory affairs prior to the Effective Time. This Section 5.12 shall not be construed to limit or modify Parent’s and Merger Sub’s rights contained in this Agreement or to restrict or limit Parent’s and Merger Sub’s ability to enforce such rights specifically or to enjoin the Company from any threatened, potential or actual breaches of its obligations under this Agreement.

SECTION 5.13. Other Stakeholder Covenants.

(a) Honoring All Employment, Labor and Collective Bargaining Contracts. Following the Closing, the Surviving Corporation and its Subsidiaries shall perform their respective obligations under all of their respective employment Contracts and all of their respective labor and collective bargaining Contracts.

(b) No Workforce Reductions. For the twelve months following the Closing, the Surviving Corporation and its Subsidiaries shall refrain from imposing any involuntary termination or retirement on individuals who are their respective employees as of the date of this Agreement (other than those employees who are parties to employment Contracts, provision for whom has already been made in Section 5.13(a)); provided that nothing in this Section 5.13(b) shall prevent the Surviving Corporation or its Subsidiaries from terminating any individual employee for “cause” or performance reasons.

(c) Continuance of Local Operational Presence. For the twelve months following the Closing, the Surviving Corporation and its Subsidiaries shall continue to operate and staff the operations center, the three regional field offices and the call center for the Surviving Corporation’s northern Maine service territory, in each case, in their present communities.

(d) Continuance of Community Giving and Support. For the twelve months following the Closing, the Surviving Corporation or its Subsidiaries shall maintain levels of financial and other support for the communities within the Surviving Corporation’s northern Maine service territory at or above the levels of the Company’s historical community giving and support practices.

ARTICLE VI

Conditions Precedent

SECTION 6.1. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party hereto to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing of the following conditions:

(a) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained in accordance with applicable Law and the Company Charter Documents;

(b) Antitrust. The waiting period (and any extension thereof) applicable to the Merger under the HSR Act and any other applicable competition, merger control, antitrust or similar Law shall have been terminated or shall have expired;

(c) No Injunctions or Restraints. No Law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority (collectively, “Restraints”) shall be in effect enjoining, restraining, preventing or prohibiting consummation of the Merger or making the consummation of the Merger illegal; and

(d) Regulatory Approvals. The Company shall have received all approvals from relevant Governmental Authorities listed on Section 6.1(d) of the Company Disclosure Letter required for the continued operation of the business of the Company and its Subsidiaries in substantially the same manner as of the date hereof.

SECTION 6.2. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement that are (i) qualified as to Company Material Adverse Effect, (ii) set forth in the second sentence of Section 3.2 and (iii) set forth in the second sentence of Section 3.12(a) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date). Each of the representations and warranties of the Company contained in this Agreement that are not so qualified as to Company Material Adverse Effect (other than the representations and warranties set forth in the second sentence of Section 3.2 and in second sentence of Section 3.12(a)) shall be true and correct (without giving effect to any limitation as to materiality or Company Material Adverse Effect) as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except where the failure of any such representation and warranty to be so true and correct has not had and would not reasonably be expected to have a Company Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect;

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect;

(c) No Litigation. No Action shall be pending or, to the Company’s Knowledge, threatened that would be reasonably be likely to (i) enjoin, restrain, prevent or prohibit the consummation of the Merger or make the consummation of the Merger illegal, (ii) impose limitations on the ability of Parent or its Affiliates effectively to exercise full rights of ownership of all shares of the Surviving Corporation, (iii) as a result of the Merger, restrain, enjoin, prevent, prohibit or make illegal, or impose material limitations on, Parent’s or any of its Affiliates’ ownership or operation of all or any portion of the businesses and assets of the Company and its Subsidiaries, taken as a whole, or, as a result of the Transactions, of Parent and its Subsidiaries, taken as a whole, (iv) as a result of the Transactions, compel Parent or any of its Affiliates to dispose of any shares of the Surviving Corporation or to dispose of or hold separate any portion of the businesses or assets of the Company and its Subsidiaries, taken as a whole, or of Parent and its Subsidiaries, taken as a whole, or (v) impose material damages on Parent, the Company or any of their respective Subsidiaries as a result of the Transactions;

(d) Director Resignations. Parent shall have received written resignation letters from each of the members of the respective board of directors of the Company and its Subsidiaries, effective as of the Effective Time; and

(e) Appraisal Rights. Appraisal rights shall not have been exercised and notice of the intention to exercise such rights shall not have been given in accordance with the provisions of the MBCA by the stockholders of the Company with respect to, in the aggregate, more than twenty percent (20%) of the issued and outstanding shares of Company Common Stock as of immediately prior to the Effective Time.

(f) FIRPTA. The Company will have delivered a certificate, dated no more than thirty (30) days prior to the Closing Date and signed by an officer of the Company, that no interest in the Company is a United States real property interest, as defined in Section 897 of the Code, and proof reasonably satisfactory to Parent that the Company has provided notice of such certification to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2).

(g) Federal Regulatory Approval. Receipt by Parent and Merger Sub of one or more final orders of FERC, no longer subject to rehearing and/or judicial appeal, approving or accepting for filing, pursuant to Section 203 of the Federal Power Act, 16 U.S.C. § 824b, such filings as may be required by Law or are necessary to consummate the Merger and the other Transactions.

(h) MPUC Regulatory Approval. Receipt by Parent and Merger Sub of one or more final orders of the Maine Public Utilities Commission, no longer subject to rehearing and/or judicial appeal, approving or accepting for filing, pursuant to 35-A M.R.S.A. §§ 708 and 1103(1), such filings as may be required by Law or are necessary, in Parent’s reasonable judgment and upon conditions acceptable to Parent, to consummate the Merger and the other Transactions.

SECTION 6.3. Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. Each of the representations and warranties of Parent and Merger Sub contained in this Agreement that are qualified as to Parent Material Adverse Effect shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date). Each of the representations and warranties of Parent and Merger Sub contained in this Agreement that are not so qualified as to Parent Material Adverse Effect shall be true and correct (without giving effect to any limitation as to materiality or Parent Material Adverse Effect) as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except where the failure of any such representation and warranty to be so true and correct has not had and would not reasonably be expected to have a Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect; and

(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.

SECTION 6.4. Frustration of Closing Conditions. None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 6.1, 6.2 or 6.3, as the case may be, to be satisfied if such failure was caused by such party’s failure to use its reasonable best efforts to consummate the Merger and the other Transactions, as required by and subject to Section 5.4.

ARTICLE VII

Termination

SECTION 7.1. Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to the Effective Time:

(a) by the mutual written consent of the Company and Parent duly authorized by each of their respective Boards of Directors; or

(b) by either of the Company or Parent:

(i) if the Merger shall not have been consummated on or before December 31, 2010 (the “Walk-Away Date”), provided, however, that the right to terminate this Agreement under this Section 7.1(b)(i) shall not be available to a party if the failure of the Merger to have been consummated on or before the Walk-Away Date was primarily due to the failure of such party to perform any of its obligations under this Agreement;

(ii) if any Restraint having the effect set forth in Section 6.1(c) shall be in effect and shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to a party if such Restraint was primarily due to the failure of such party to perform any of its obligations under this Agreement; or

(iii) if the Company Stockholder Approval shall not have been obtained at the Company Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right of the Company to terminate this Agreement under this Section 7.1(b)(iii) shall not be available to it if it has failed to comply in all material respects with its obligations under Section 5.1 or 5.3;

(c) by Parent:

(i) if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (or if any of the representations or warranties of the Company set forth in this Agreement shall fail to be true), which breach or failure (A) would (if it occurred or was continuing as of the Closing Date) give rise to the failure of a condition set forth in Section 6.2(a) or (b) and (B) is incapable of being cured, or is not cured, by the Company within thirty (30) calendar days following receipt of written notice from Parent of such breach or failure;

(ii) if a Company Adverse Recommendation Change or Company Adverse Action shall have occurred;

(iii) if, after the date of this Agreement, a Company Material Adverse Effect shall have occurred; or

(d) by the Company:

(i) if Parent shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (or if any of the representations or warranties of Parent set forth in this Agreement shall fail to be true), which breach or failure (A) would (if it occurred or was continuing as of the Closing Date) give rise to the failure of a condition set forth in Section 6.3(a) or (b) and (B) is incapable of being cured, or is not cured, by Parent within thirty (30) calendar days following receipt of written notice from the Company of such breach or failure;

(ii) prior to the Company Stockholder Meeting in accordance with, and subject to the terms of, Section 5.3, if (A) the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a letter of intent, agreement in principle, memorandum of understanding, merger, acquisition, purchase or joint venture agreement or other agreement related to a Superior Proposal (other than a confidentiality agreement in accordance with Section 5.3(a)) (a “Superior Proposal Agreement”), (B) immediately prior to, or concurrently with, the termination of this Agreement, the Company enters into a Superior Proposal Agreement, and (C) the Company immediately prior to or concurrently with such termination pays to Parent in immediately available funds any Termination Fee or Expenses required to be paid pursuant to Section 7.3; provided, however, that (1) the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.1(d)(ii) with respect to any Superior Proposal unless the Company has complied with the requirements of Section 5.3 that the Company is required to satisfy before taking action pursuant to this Section 7.1(d)(ii).

SECTION 7.2. Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall be given to the other party or parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than the provisions of the first sentence of Section 3.19, the penultimate sentence of Section 5.6, the last sentence of the second to last paragraph of Section 5.3(c), the entirety of Sections 5.9, 5.10, 7.2 and 7.3 and Article VIII, and the remaining provisions of this Agreement to the extent they relate to any of the forgoing, all of which shall survive termination of this Agreement), and there shall be no Liability on the part of Parent, Merger Sub or the Company or their respective directors, officers and Affiliates, except (i) the Company or Parent may have Liability as provided in Section 7.3, and (ii) nothing shall relieve any party from Liability for fraud or any willful breach of this Agreement.

SECTION 7.3. Termination Fee; Reimbursement of Certain Expenses.

(a) In the event that:

(i) (A) this Agreement is terminated by the Company (whether or not notice is provided in accordance with Section 7.2) pursuant to Section 7.1(d)(ii);

(ii) (A) a Takeover Proposal shall have been made known to the Company or shall have been made directly to its stockholders generally or any Person shall have publicly announced an intention (whether or not conditional or withdrawn) to make a Takeover Proposal and thereafter, (B) this Agreement is terminated by the Company or Parent pursuant to Section 7.1(b)(i), or Section 7.1(b)(iii), or Section 7.1(c)(i) in circumstances not covered by Section 7.3(a)(iii) and (C) the Company enters into a definitive agreement with respect to, or consummates, a transaction contemplated by any Takeover Proposal within twelve (12) months of the date this Agreement is terminated;

(iii) this Agreement is terminated by Parent pursuant to Section 7.1(c)(i) and the Company’s breach or failure triggering such termination shall have been a material, willful breach of, or a material, willful failure to comply with, the Company’s obligations under Section 5.3; or

(iv) this Agreement is terminated by Parent pursuant to Section 7.1(c)(ii);

then in any such event under clause (i), (ii), (iii) or (iv) of this Section 7.3(a), the Company shall pay to Parent an amount in cash equal to a termination fee of $2,000,000 (the “Termination Fee”) and Expenses (as defined below) of Parent and Merger Sub to Parent in an amount no greater than $1,000,000 (the “Reimbursable Expenses”).

In the event that (x) this Agreement is terminated by the Company or by Parent pursuant to Section 7.1(b)(iii) and no Termination Fee and Reimbursable Expenses are payable in respect thereof pursuant to Section 7.3(a)(ii) or (y) this Agreement is terminated by Parent pursuant to Section 7.1(c)(i) and no Termination Fee and Reimbursable Expenses are payable in respect thereof pursuant to Section 7.3(a)(ii) or 7.3(a)(iii), then in each such case under such clause (x) or (y), the Company shall nonetheless pay to Parent the Reimbursable Expenses, and thereafter the Company shall be obligated to pay to Parent the Termination Fee in the event such fee is or becomes payable pursuant to Section 7.3(a)(ii) or Section 7.3(a)(iii), as the case may be. As used herein, “Expenses” shall mean all documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors and investment bankers to a party hereto and its Affiliates), incurred by a party or on its behalf in connection with or related to (A) the authorization, preparation, negotiation, execution and performance of this Agreement, (B) the filing of any required notices under applicable Antitrust Laws and (C) all other matters related to the Merger and the other Transactions (in each case, for the sake of clarity, other than any (non-HSR) regulatory-related claims or Actions).

(b) Any payment required to be made pursuant to clause (i) or (ii) of Section 7.3(a) shall be made to Parent promptly following the earlier of the execution of a definitive Contract with respect to, or the consummation of, any transaction contemplated by a Takeover Proposal or the termination of this Agreement (and in any event not later than three (3) business days after delivery to the Company of notice of demand for payment); any payment required to be made pursuant to clause (iv) of Section 7.3(a) shall be made to Parent promptly following termination of this Agreement by Parent pursuant to Section 7.1(c)(iii) (and in any event not later than three (3) business days after delivery to the Company of notice of demand for payment); and any payment required to be made pursuant to clause (iii) of Section 7.3(a) shall be made to Parent promptly following termination of this Agreement by Parent pursuant to Section 7.1(c)(i) in the circumstances described in Section 7.3(a)(iii) (and in any event not later than three (3) business days after delivery to the Company of notice of demand for payment); and, in circumstances in which Reimbursable Expenses are payable, such payment shall be made to Parent not later than three (3) business days after delivery to the Company of an itemization setting forth in reasonable detail all Reimbursable Expenses (which itemization may be supplemented and updated from time to time by such party until the 60th day after such party delivers such notice of demand for payment). All such payments shall be made by wire transfer of immediately available funds to an account to be designated by Parent.

(c) In the event that the Company shall fail to pay the Termination Fee and/or Reimbursable Expenses required pursuant to this Section 7.3 when due, such Termination Fee and/or Reimbursable Expenses, as the case may be, shall accrue interest for the period commencing on the date such Termination Fee and/or Reimbursable Expenses, as the case may be, became past due, at a rate equal to the rate of interest publicly announced by Citibank, in the City of New York from time to time during such period, as such bank’s Prime Lending Rate. In addition, if the Company shall fail to pay such Termination Fee and/or Reimbursable Expenses, as the case may be, when due, the Company shall also pay to Parent all of Parent’s costs and expenses (including attorneys’ fees) in connection with efforts to collect such Termination Fee and/or Reimbursable Expenses, as the case may be. The Company acknowledges that the Termination Fee, Reimbursable Expense and the other provisions of this Section 7.3 are an integral part of the Transactions and that, without these agreements, Parent would not enter into this Agreement. The Company acknowledges that, in the event of the Company’s compliance with the terms of this Agreement, its payment of the Termination Fee and Reimbursable Expenses as contemplated by this Agreement are not penalties, but rather reasonable amounts that will compensate Parent and Merger Sub for the costs, expenses, efforts and resources expended and opportunities foregone while negotiating this Agreement, in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. Subject to the next sentence, each of the Company, Parent and Merger Sub hereby acknowledges and agrees that, if the Company pays the Termination Fee and Reimbursable Expenses as contemplated by this Agreement, then such payment shall constitute the exclusive remedies available to Parent for the Company’s breach of this Agreement. Notwithstanding the foregoing, Parent shall be entitled to the following remedies, in addition to any Termination Fee and Reimbursable Expenses as contemplated by this Agreement: (i) in any event, the injunctive, specific performance or other equitable remedies permitted under Section 8.8 and, (ii) in the event of (A) any willful or intentional material breach of any of the Company’s covenants or agreements included in this Agreement or (B) any fraud, all additional and other remedies available at Law or in equity to which Parent or Merger Sub may be entitled.

ARTICLE VIII

Miscellaneous

SECTION 8.1. No Survival, Etc. Except as otherwise provided in this Agreement, the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any Person controlling any such party or any of their officers, directors or representatives, whether prior to or after the execution of this Agreement, and no information provided or made available shall be deemed to be disclosed in this Agreement or in the Company Disclosure Letter, except to the extent actually and specifically set forth herein or therein. The representations, warranties and agreements in this Agreement shall terminate at the Effective Time or, except as otherwise provided in Section 7.2, upon the termination of this Agreement pursuant to Section 7.1, as the case may be, except that the agreements set forth in Article II and Section 5.8 and any other agreement in this Agreement which contemplates performance after the Effective Time shall survive the Effective Time indefinitely and those set forth in Sections 5.9, 5.10, 7.2 and 7.3 and this Article VIII shall survive termination indefinitely. The confidentiality provisions of the Confidentiality Agreement shall survive termination of this Agreement in accordance with its terms, but shall terminate as of the Effective Time, and all non-confidentiality provisions of the Confidentiality Agreement shall terminate as of the date hereof.

SECTION 8.2. Amendment or Supplement. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Company Stockholder Approval, by written agreement of the parties hereto, by action taken by their respective Boards of Directors; provided, however, that following approval of the Transactions by the stockholders of the Company, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the stockholders of the Company without such approval.

SECTION 8.3. Extension of Time, Waiver, Etc. At any time prior to the Effective Time, any party may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of any other party hereto, (b) extend the time for the performance of any of the obligations or acts of any other party hereto or (c) waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions; provided that, in each case, any such waiver or extension is made in writing by the party against whom such waiver or extension is enforceable. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

SECTION 8.4. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, except that Merger Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment shall relieve Merger Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section shall be null and void.

SECTION 8.5. Counterparts. This Agreement may be executed in counterparts (including by facsimile or pdf) (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Copies of executed counterparts transmitted by facsimile or electronic transmission shall be considered original executed counterparts for purposes of this Section 8.5 provided that receipt of copies of such counterparts is confirmed.

SECTION 8.6. Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Company Disclosure Letter and the Confidentiality Agreement (a) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof and, (b) except for the provisions of Section 5.8, are not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder.

SECTION 8.7. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT (AND ALL DISPUTES, CLAIMS AND CONTROVERSIES ARISING UNDER, OR IN CONNECTION WITH, OR OTHERWISE RELATED TO THIS AGREEMENT, INCLUDING THE EXISTENCE, VALIDITY, INTERPRETATION OR BREACH HEREOF AND ANY CLAIM BASED ON CONTRACT, TORT OR STATUTE) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MAINE, APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS; PROVIDED, HOWEVER, THAT MATTERS INVOLVING THE INTERNAL CORPORATE AFFAIRS OF PARENT, MERGER SUB OR THE COMPANY, SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH SUCH CORPORATION OR COMPANY IS ORGANIZED.

(b) All Actions arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the Transactions, shall be heard and determined in the District Court of the State of Maine or any federal court sitting in the State of Maine, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such Action and irrevocably waive the defense of an inconvenient forum to the maintenance of any such Action. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

SECTION 8.8. Specific Enforcement. The parties agree that irreparable damage would occur for which monetary damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the District Court of the State of Maine or any federal court sitting in the State of Maine, without bond or other security being required, subject to Section 7.3(c), this being in addition to any other remedy to which they are entitled at Law or in equity.

SECTION 8.9. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to Parent or Merger Sub, to:

BHE Holdings Inc.

PO Box 932

Bangor, ME 04401

Attention: Chief Executive Officer

Facsimile: (207) 990-6990

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

100 Federal Street, Floor 34

Boston, Massachusetts 02110

Attention: Steven M. Peck, Esq.

Facsimile: (617) 772-8333

If to the Company, to:

Maine & Maritimes Corporation

209 State Street

PO Box 789

Presque Isle, ME 04769-0789

Attention: Chief Executive Officer

Facsimile: (207) 760-2498

with a copy (which shall not constitute notice) to:

Curtis Thaxter Stevens Broder & Micoleau LLC

One Canal Plaza, Suite 1000

PO Box 7320

Portland, Maine 04112-7320

Attention: James L. Costello

Facsimile: (207) 775-0612

or such other address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 P.M., local time, in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

SECTION 8.10. Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

SECTION 8.11. Definitions.

(a) As used in this Agreement, the following terms have the meanings ascribed thereto below:

“1996 Bonds” means the Maine Public Utility Financing Bank Public Utility Refunding Revenue Bonds, Series 1996 (Maine Public Service Company Project) issued under the 1996 Indenture.

“1996 Indenture” means that certain Indenture of Trust dated as of June 1, 1996 by and between the Maine Public Utility Financing Bank, a public body corporate and politic and an instrumentality of the State of Maine organized and existing under the laws of the State of Maine, as issuer, and the 1996 Trustee.

“1996 Trustee” means Fleet National Bank, a national banking association with its principal corporate trust office in Boston, Massachusetts, and any successor thereto.

“2000 Bonds” means the Maine Public Utility Financing Bank Public Utility Revenue Bonds, Series 2000 (Maine Public Service Company Project) issued under the 2000 Indenture.

“2000 Indenture” means that certain Indenture of Trust dated as of October 1, 2000 by and between the Maine Public Utility Financing Bank, a public body corporate and politic and an instrumentality of the State of Maine organized and existing under the laws of the State of Maine, as issuer, and the 2000 Trustee.

“2000 Trustee” means State Street Bank and Trust Company, a Massachusetts trust company with its principal corporate trust office in Boston, Massachusetts, and any successor thereto.

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise.

“Antitrust Laws” means (i) the Sherman Act of 1890, as amended, (ii) the Clayton Antitrust Act of 1914, as amended, (iii) the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, or (iv) any other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade of significant impediments or lessening of competition or creation or strengthening of a dominant position through merger or acquisition and any other Law requiring parties to submit a filing to a Governmental Authority and observe a waiting period under any of the foregoing Laws.

“Bonds” shall mean the 1996 Bonds and the 2000 Bonds, collectively.

“business day” shall mean a day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to be closed.

“Contract” means any binding contract, agreement, memorandum of understanding or other obligation, commitment, franchise, indenture, lease, purchase order, license, note, bond or mortgage, whether written or oral.

“GAAP” shall mean generally accepted accounting principles in the United States.

“Governmental Authority” shall mean any government, court, arbitrator, regulatory or administrative agency, commission or authority or other governmental instrumentality, federal, state or local, domestic, foreign or multinational or self-regulatory organization.

“Environmental Laws” means all Laws relating in any way to the environment, preservation or reclamation of natural resources, the presence, management or Release of, or exposure to, Hazardous Materials, or to human health and safety, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 5101 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.), the Atomic Energy Act (42 U.S.C. § 2011 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), each of their state and local counterparts or equivalents, each of their foreign and international equivalents, and any transfer of ownership notification or approval statute, as each has been amended and the regulations promulgated pursuant thereto.

“Environmental Liabilities” means, with respect to any Person, all Liabilities, remedial actions, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), sanctions and interest incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any Environmental Law, environmental permit, order or Contract with any Governmental Authority or other Person, which relates to any environmental, health or safety condition, violation of Environmental Law or a Release or threatened Release of Hazardous Materials.

“Hazardous Materials” means any material, substance of waste that is regulated, classified, or otherwise characterized under or pursuant to any Environmental Law as “hazardous”, “toxic”, a “pollutant”, a “contaminant”, “radioactive” or words of similar meaning or effect, including petroleum and its by-products, asbestos, polychlorinated biphenyls, mixed waste, low-level waste, spent nuclear fuel, radon, mold, urea formaldehyde insulation, chlorofluorocarbons and all other ozone-depleting substances.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indentures” shall mean the 1996 Indenture and the 2000 Indenture, collectively.

“Knowledge” of the Company shall mean, with respect to any matter in question, the actual knowledge of the persons set forth on Section 8.11 of the Company Disclosure Letter after reasonable and due inquiry of the Company’s and its Subsidiaries’ directors and employees having responsibility relating to such matter or access to information relevant to such matter.

“Law” means all federal, state and local laws (including common law), statutes, ordinances, codes, rules, regulations, decrees and orders of a Governmental Authority.

“Liability” means any debt, loss, damage, adverse claim, fine, penalty, liability, obligation, deficiency or guarantee of or by any person of any type (whether direct or indirect, asserted or unasserted, absolute or contingent, accrued or unaccrued, matured or unmatured, determined or undetermined, disputed or undisputed, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise), and including all costs and expenses related thereto (including all fees, disbursements, and expenses of legal counsel, experts, engineers, and consultants and costs of investigation), whether or not required to be reflected or reserved against a consolidated balance sheet of the Company or any of its Subsidiaries prepared in accordance with GAAP.

“Lien” or “Liens” means, with respect to any asset (including any security), any mortgage, deed of trust, lien (statutory or other), pledge, charge, security interest, restriction, option, easement, right-of-way, encroachment or other encumbrance in respect of such asset.

“MPS” means Maine Public Service Company, a Maine corporation.

“Order” means any order, injunction, judgment, doctrine, decree, ruling, writ, assessment, or arbitration aware of a Governmental Authority.

“Ordinary Course of Business” means the usual and ordinary course of normal day-to-day operations of the Business, consistent (in manner, amount and otherwise) with the Company’s and its Subsidiaries’ past practices through the date hereof.

“Permitted Liens” means (a) Liens for Taxes not yet delinquent and Liens for Taxes being contested in good faith and for which, in either case, there are adequate reserves on the financial statements of the Company; (b) inchoate mechanics’ and materialmen’s Liens for construction in progress; (c) inchoate workmen’s, repairmen’s, warehousemen’s and carriers’ Liens arising in the Ordinary Course of Business; (d) with respect to real property, zoning restrictions, survey exceptions, utility easements, rights of way and similar Liens that are imposed by any Governmental Authority having jurisdiction thereon or otherwise are typical for the applicable property type and locality and that do not interfere materially with the current use of such property (assuming its continued use in the manner in which it is currently used) or, with respect to unimproved or vacant real property, interfere materially with the intended use of such property; (e) with respect to real property, any tenant leases, any title exception disclosed in any Company title insurance policy (whether material or immaterial), Liens and obligations arising under the Material Contracts (including but not limited to any Lien securing mortgage debt), any other Lien that does not interfere materially with the current use of such property (assuming its continued use in the manner in which it is currently used) or, with respect to unimproved or vacant real property, interfere materially with the intended use of such property, or materially adversely affect the value or marketability of such property, and any other Lien or other limitation of any kind, if any, which, individually or in the aggregate, are not material in amount, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole; (f) Liens imposed or promulgated by Law or any Governmental Authority or Foreign Governmental Entity or included in any Company, Subsidiary or Foreign Subsidiary space lease with respect to real property, including, without limitation, easements, rights of way, rights of use and zoning regulations, provided that they do not materially adversely affect the currently intended use of any Company Property; (g) other Liens being contested in the Ordinary Course of Business in good faith, provided an appropriate reserve has been established therefore on the Company’s balance sheet for the year ended December 31, 2008; (h) Liens arising from and obligations associated with the development activities of the Company or any Subsidiary, including, but not limited to, such Liens and obligations of the Company or any Subsidiary with respect to any special improvement districts and guaranties for any such improvements by the Company or any Subsidiary; and (i) with respect to any real property, any other easements, leases, rights-of-way, restrictions, covenants, licenses or other Liens, whether or not of record, or any encroachments or other survey defects which would be disclosed by a current, accurate survey or physical inspection of the Company Property, to the extent not otherwise included under clauses (a) through (h), but which, individually and in the aggregate (but without including any other Liens otherwise included as Permitted Liens pursuant to any other clauses of this definition), do not interfere materially with the current use of such property (assuming its continued use in the manner in which it is currently used) or, with respect to unimproved or vacant real property, interfere materially with the intended use of such property, and will not be removed or otherwise resolved in connection with obtaining development approvals for such property.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, joint venture, a trust or any other entity, including a Governmental Authority.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing of or migrating into or through the environment or any natural or man-made structure.

“Subsidiary” when used with respect to any party, shall mean any corporation, limited liability company, partnership, association, trust or other entity the accounts of which would be consolidated with those of such party in such party’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.

“Transactions” refers collectively to this Agreement and the transactions contemplated hereby, including the Merger.

“Trustees” shall mean the 1996 Trustee and the 2000 Trustee, collectively.

The following terms are defined on the page of this Agreement set forth after such term below:

2010 Comp Plan	A-5
Action	A-11
Agreement	A-1
Articles of Merger	A-1
Balance Sheet Date	A-11
Bankruptcy and Equity Exception	A-8
Book Entry Share	A-3
Business	A-27
Cap Ex Plan	A-26
Certificate	A-2
Claim	A-34
Closing	A-1
Closing Date	A-1
Code	A-5
Company	A-1
Company Adverse Action	A-30
Company Adverse Recommendation Change	A-30
Company Adverse Recommendation/Action Notice	A-31
Company Board Recommendation	A-25
Company Charter Documents	A-7
Company Common Stock	A-2
Company Disclosure Letter	A-6
Company Intellectual Property	A-19
Company Material Adverse Effect	A-6
Company Plans	A-14
Company Preferred Stock	A-7
Company Properties	A-18
Company Property	A-18
Major Suppliers	A-18
Marks	A-20
Material Contract	A-17
Maximum Amount	A-35
MBCA	A-1
Merger	A-1
Merger Consideration	A-2
Merger Sub	A-1
MPUC	A-12
Multiemployer Plan	A-14
Multiple Employer Plan	A-14
NYSE AMEX	A-9
Option	A-5
Option Consideration	A-5
Parent	A-1
Parent Material Adverse Effect	A-24
Patents	A-19
Paying Agent	A-3
PBGC	A-15
Permits	A-12
Policies	A-22
Proxy Statement	A-9

Company Stock Plans	A-5
Company Stockholder Approval	A-9
Company Stockholders Meeting	A-25
Company Technology	A-19
Computer Systems	A-21
Confidentiality Agreement	A-34
Copyrights	A-20
Directors’ Stock Plan	A-5
Dissenting Shares	A-3
Dissenting Stockholders	A-3
Effective Time	A-1
Engagement Letter	A-23
Environmental Permits	A-16
ERISA	A-14
Exchange Act	A-9
Excluded Matter	A-31
Expenses	A-40
Fairness Opinion	A-22
FERC	A-12
Filed Company SEC Documents	A-6
Ground Lease	A-19
Ground Leases	A-19
Indemnitees	A-34
Indemnitor	A-34
Industry	A-6
Intellectual Property Rights	A-19
Intervening Event	A-31
IP Contracts	A-21
IRS	A-13
Major Customers	A-18
Recent Company SEC Documents	A-9
Reimbursable Expenses	A-40
Representatives	A-29
Restraints	A-36
SEC	A-6
Securities Act	A-7
Software	A-20
SOx	A-10
SP-DRIP	A-5
Subsidiary Documents	A-7
Superior Proposal	A-31
Superior Proposal Agreement	A-39
Surviving Corporation	A-1
Takeover Proposal	A-32
Tax Returns	A-14
Taxes	A-14
Technology	A-20
Termination Fee	A-40
Title IV Plan	A-14
Trade Secrets	A-20
Walk-Away Date	A-38
WARN	A-16

SECTION 8.12. Interpretation.

(a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

[The remainder of this page is left blank intentionally - signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

BHE Holdings Inc.

By:	/s/ Robert Hanf
Name: Robert Hanf
Title: President

BHE Holding Sub One Inc.

By:	/s/ Robert Hanf
Name: Robert Hanf
Title: Chief Executive Officer, President

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER – 1 of 2]

Maine & Maritimes Corporation

By:	/s/ Brent Boyles
Name: Brent Boyles
Title: Chief Executive Officer, President

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER – 2 of 2]

Annex B

127 Public Square

6th Floor

OH-01-27-0629

Cleveland, Ohio 44114

March 11, 2010

Board of Directors

of Maine & Maritimes Corporation

209 State Street

P.O. Box 1209

Presque Isle, ME 04769-1209

Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the issued and outstanding shares of common stock, $7.00 par value per share (the “Common Stock”) of Maine & Maritimes Corporation (the “Company”) of the consideration to be received by these holders pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) to be entered into by and among the Company, BHE Holdings, Inc., a Maine Corporation and a wholly owned subsidiary of Emera Energy Services, and BHE Merger Sub, Inc., a Maine Corporation and a wholly owned subsidiary of BHE Holdings, Inc. (the “Transaction”).

You have advised us that under the terms of the Merger Agreement, all of the issued and outstanding shares of Common Stock will be converted into the right to receive, and become exchangeable for, $45.00 in cash. The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

KeyBanc Capital Markets Inc. (“KBCM”), as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

In connection with rendering this opinion, we have reviewed and analyzed, among other things, the following: (i) a draft of the Merger Agreement, dated March 9, 2010, which we understand to be in substantially final form; (ii) certain publicly available information concerning the Company, including the Annual Reports on Form 10-K of the Company for each of the years in the three year period ended December 31, 2008, unaudited financial results for the year ended December 31, 2009, and the Quarterly Reports on Form 10-Q of the Company for the quarters ended March, June and September 2009; (iii) certain other internal information, primarily financial in nature, including projections, concerning the business and operations of the Company furnished to us by the Company for purposes of our analysis; (iv) certain publicly available information concerning the trading of, and the trading market for, the Common Stock; (v) certain publicly available information concerning Bangor Hydro Electric Company and Emera Energy Services and their financing sources; (vi) certain publicly available information with respect to certain other publicly traded companies that we believe to be comparable to the Company and the trading markets for certain of such other companies’ securities; and (viii) certain publicly available information concerning the nature and terms of certain other transactions that we consider relevant to our inquiry. We have also met with certain officers and employees of the Company to discuss the business and prospects of the Company, as well as other matters we believe relevant to our inquiry, and considered such other data and information we judged necessary to render our opinion.

In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to or otherwise reviewed by or discussed with us or publicly available and have assumed and relied upon the representations and warranties of the Company, BHE Holdings, Inc. and BHE Merger Sub, Inc. contained in the Merger Agreement. We have not been engaged to, and have not independently attempted to, verify any of such information. We have also relied upon the management of the Company as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to us and, with your consent, we have assumed that such projections were reasonably prepared and reflect the best currently available estimates and judgments of the Company. We have not been engaged to assess the reasonableness or achievability of such projections or the assumptions on which they were based and express no view as to such projections or assumptions. In addition, we have not conducted a physical inspection or appraisal of any of the assets, properties or facilities of the Company nor have we been furnished with any such evaluation or appraisal. We have also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without material adverse effect on the Company or the Transaction.

We have not been asked to, nor do we, offer any opinion as to the material terms of the Merger Agreement or the form of the Transaction. In rendering our opinion, we have assumed, with your consent, that the final executed form of the Merger Agreement does not differ in any material respect from the draft that we have examined, and that the conditions to the Transaction as set forth in the Merger Agreement would be satisfied and that the Transaction would be consummated on a timely basis in the manner contemplated by the Merger Agreement.

It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the consideration to be received by the holders of the Company’s Common Stock pursuant to the Merger Agreement and does not address the Company’s underlying business decision to effect the Transaction or any other terms of the Transaction. It should be noted that although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm our opinion. This opinion has been approved by a fairness committee of KBCM.

We have acted as financial advisor to the Company in connection with the Merger and will receive from the Company a fee for our services, a significant portion of which is contingent upon the consummation of the Transaction (the “Transaction Fee”). In addition, the Company has agreed to reimburse us for certain expenses and to indemnify us under certain circumstances. We also will receive a fee in connection with the delivery of this opinion. We have in the past provided investment banking services to the Company for which we have received customary compensation. In particular, we have provided financial advisory services in connection with the Company’s participation in the Maine Power Connection Project. In the ordinary course of our business, we may actively trade securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

It is understood that this opinion was prepared for the advice and assistance of the Board of Directors of the Company in its evaluation of the proposed Transaction. Our opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at any stockholders’ meeting held in connection with the Transaction. In addition, we do not express any opinion as to the fairness of the amount or the nature of the compensation now paid or to be paid to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to public shareholders of the Company.

Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion that as of the date hereof, the consideration to be received pursuant to the Merger Agreement is fair, from a financial point of view, to the stockholders of the Company.

Very truly yours,

/s/ KEYBANC CAPITAL MARKETS INC.

KEYBANC CAPITAL MARKETS INC.

Annex C

Maine Revised Statutes

Title 13-C, Chapter 13: APPRAISAL RIGHTS

§1301. Definitions

As used in this chapter, unless the context otherwise indicates, the following terms have the following meanings.

1. Affiliate. “Affiliate” means:

A. A person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with another person; or

B. A senior executive of a person described in paragraph A.

For purposes of section 1303, subsection 3, paragraphs B and C, a person is deemed to be an affiliate of its senior executives.

2. Beneficial shareholder. “Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

3. Corporation. “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 1323 to 1332, includes the surviving entity in a merger.

4. Fair value. “Fair value” means the value of a corporation’s shares determined:

A. Immediately before the effectuation of the corporate action to which a shareholder objects;

B. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

C. Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the corporation’s articles of incorporation pursuant to section 1302, subsection 5.

5. Interest. “Interest” means interest from the effective date of a corporate action until the date of payment, at the rate of interest on judgments in this State on the effective date of the corporate action.

6. Preferred shares. “Preferred shares” means a class or series of shares whose holders have preference over any other class or series of shares with respect to distributions.

7. Record shareholder. “Record shareholder” means a person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

8. Senior executive. “Senior executive” means a chief executive officer, chief operating officer, chief financial officer and anyone in charge of a principal business unit or function.

9. Shareholder. “Shareholder” means both a record shareholder and a beneficial shareholder.

§1302. Appraisal rights

A shareholder is entitled to appraisal rights and to obtain payment of the fair value of that shareholder’s shares in the event of any of the following corporate actions:

1. Merger to which corporation is party. Consummation of a merger to which a corporation is a party if:

A. Shareholder approval is required for the merger by section 1104 and the shareholder is entitled to vote on the merger, except that appraisal rights are not available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or

B. The corporation is a subsidiary and the merger is governed by section 1105;

2. Share exchange to which corporation is party. Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights are not available to any shareholder of the corporation with respect to any class or series of shares of the corporation that are not exchanged;

3. Disposition of assets. Consummation of a disposition of assets pursuant to section 1202 if a shareholder is entitled to vote on the disposition;

4. Fractional shares. An amendment of the corporation’s articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

5. Other amendment. Any other amendment to the corporation’s articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the corporation’s board of directors;

6. Domestication. Consummation of a domestication if the shareholder does not receive shares in the foreign corporation resulting from the domestication that have terms as favorable to the shareholder in all material respects and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation as the shares held by the shareholder before the domestication;

7. Conversion to nonprofit status. Consummation of a conversion of the corporation to nonprofit status pursuant to chapter 9, subchapter 2; or

8. Conversion to unincorporated entity. Consummation of a conversion of the corporation to an unincorporated entity pursuant to chapter 9, subchapter 4.

§1303. Limitations on appraisal rights

Notwithstanding section 1302, the availability of appraisal rights under section 1302, subsections 1 to 4, 6 and 8 is limited in accordance with this section.

1. National listing; specific market value. Appraisal rights are not available for the holders of shares of any class or series of shares that:

A. Is a covered security under Section 18(b)(1)(A) or (B) of the federal Securities Act of 1933, as amended;

B. Is traded in an organized market and has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $20,000,000 exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10% of such shares; or

C. Is issued by an open end management investment company registered with the United States Securities and Exchange Commission under the federal Investment Company Act of 1940 and may be redeemed at the option of the holder at net asset value.

2. Date of determination. The applicability of subsection 1 is determined as of:

A. The record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon a corporate action requiring appraisal rights; or

B. The day before the effective date of a corporate action that requires appraisal rights if there is no meeting of shareholders.

3. Exception. Notwithstanding subsection 1, appraisal rights are available pursuant to section 1302 for the holders of any class or series of shares:

A. Who are required by the terms of a corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective;

B. When any of the shares or assets of a corporation are being acquired or converted, whether by merger, share exchange or otherwise, pursuant to a corporate action by a person, or by an affiliate of a person, who:

(1) Is, or at any time in the one-year period immediately preceding approval by the corporation’s board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20% or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within one year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

(2) Directly or indirectly has, or at any time in the one-year period immediately preceding approval by the corporation’s board of directors of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25% or more of the directors to the corporation’s board of directors; or

C. When any of the shares or assets of a corporation are being acquired or converted, whether by merger, share exchange or otherwise, pursuant to a corporate action by a person, or by an affiliate of a person, who is, or at any time in the one-year period immediately preceding approval by the corporation’s board of directors of the corporate action requiring appraisal rights pursuant to section 1302 was, a senior executive or director of the corporation or a senior executive of any affiliate of the corporation, and that senior executive or director, as a result of the corporate action, receives a financial benefit not generally available to other shareholders as such, other than:

(1) Employment, consulting, retirement or similar benefits established separately and not as part of or in contemplation of the corporate action;

(2) Employment, consulting, retirement or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in section 873; or

(3) In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

For the purposes of this subsection, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement or understanding, other than a revocable proxy, has or shares the power to vote or to direct the voting of shares, except that a member of a national securities exchange may not be considered to be a beneficial owner of securities held directly or indirectly by the member on behalf of another person solely because that member is the record holder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When 2 or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed by that agreement is considered to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

§1304. Limitation or elimination of appraisal rights in articles of incorporation

Notwithstanding section 1302 or 1303, the articles of incorporation of a corporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of those shares that are outstanding immediately prior to the effective date of that amendment or that the corporation is or may be required to issue or sell after the effective date of the amendment pursuant to any conversion, exchange or other right existing immediately before the effective date of that amendment does not apply to any corporate action that becomes effective within one year of that date if that action would otherwise afford appraisal rights.

§1305. Challenge by shareholder

A shareholder entitled to appraisal rights under this subchapter may not challenge a completed corporate action described in section 1302, other than those described in section 1303, subsection 3, unless the corporate action:

1. Not authorized. Was not effectuated in accordance with the applicable provisions of chapter 9, 10, 11 or 12 or the corporation’s articles of incorporation, bylaws or board of directors’ resolution authorizing the corporate action; or

2. Fraud; misrepresentation. Was procured as a result of fraud or material misrepresentation.

§1306. Assertion of appraisal rights

1. Record shareholder assert appraisal rights. A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection must be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

2. Beneficial shareholder; appraisal rights. A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if the shareholder:

A. Submits to the corporation the record shareholder’s written consent to the assertion of the rights no later than the date referred to in section 1323, subsection 2, paragraph B, subparagraph (2); and

B. Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§1321. Notice of appraisal rights

1. Meeting notice. If a proposed corporate action described in section 1302 is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of this chapter must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

2. Notice of corporate action. In a merger pursuant to section 1105, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that a corporate action became effective. The notice must be sent within 10 days after the corporate action became effective and include the materials described in section 1323.

3. Action by written consent. If a corporate action specified in section 1302 is to be approved by written consent of the shareholders pursuant to section 704:

A. Written notice that appraisal rights are, are not or may be available must be given to each record shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of this chapter; and

B. Written notice that appraisal rights are, are not or may be available must be delivered together with the notice to nonconsenting voting and nonvoting shareholders as required by section 704, subsections 4 and 5, may include the materials described in section 1323 and, if the corporation has concluded that appraisal rights are or may be available, must be accompanied by a copy of this chapter.

§1322-A. Notice of intent to demand payment

1. Preservation of appraisal rights if action taken at a meeting. If a proposed corporate action requiring appraisal rights under sections 1302 to 1304 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

A. Shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

B. May not vote, or cause or permit to be voted, any shares of the class or series in favor of the proposed action.

2. Preservation of appraisal rights if action taken by consent. If a corporate action specified in section 1302 is to be approved by less than unanimous written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares may not execute a consent in favor of the proposed action with respect to that class or series of shares.

3. Effect of failure to preserve. A shareholder who fails to satisfy the requirements of subsection 1 or 2 is not entitled to payment under this chapter.

§1323. Appraisal notice and form

1. Written appraisal notice; form. If a proposed corporate action requiring appraisal rights under section 1302 becomes effective, a corporation must deliver a written appraisal notice and form required by subsection 2, paragraph A to all shareholders who satisfied the requirements of section 1322-A. In the case of a merger under section 1105, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

2. Appraisal notice. The appraisal notice required by subsection 1 must be sent no earlier than the date a corporate action became effective and no later than 10 days after that date and must:

A. Supply a form that specifies the first date of any announcement to shareholders, made prior to the date the corporate action became effective, of the principal terms of the proposed corporate action, if any. If such announcement was made the form must:

(1) Require the shareholder asserting appraisal rights to certify whether beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date; and

(2) Require the shareholder asserting appraisal rights to certify that the shareholder did not vote for or consent to the transaction;

B. Include the following information:

(1) Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph (2);

(2) A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the appraisal notice and form are sent, and a statement that the shareholder has waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by the specified date;

(3) A corporation’s estimate of the fair value of the shares;

(4) That, if requested in writing, a corporation will provide, to the shareholder so requesting, within 10 days after the date specified in subparagraph (2) the number of shareholders who return the forms by the specified date and the total number of shares owned by those shareholders; and

(5) The date by which the notice to withdraw under section 1324 must be received, which date must be within 20 days after the date specified in subparagraph (2); and

C. Be accompanied by a copy of this chapter.

3. Notice accompanied by financial statements. When corporate action described in section 1302, subsection 1 is proposed, or a merger pursuant to section 1105 is effected, the notice referred to in subsection 1, if the corporation concludes that appraisal rights are or may be available, and in subsection 2 must be accompanied by:

A. The annual financial statements specified in section 1620, subsection 1 of the corporation that issued the shares that may be subject to appraisal, whether or not a close corporation, which must be as of a date ending not more than 16 months before the date of the notice and must comply with section 1620, subsection 2. If such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information; and

B. The latest available quarterly financial statements of such corporation, if any.

§1324. Perfection of rights; right to withdraw

1. Perfection of rights. A shareholder who receives notice pursuant to section 1323 and who wishes to exercise appraisal rights shall sign and return the form sent by the corporation and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to section 1323, subsection 2, paragraph B, subparagraph (2) and certify whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to section 1323, subsection 2, paragraph A. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section 1326. A shareholder who wishes to exercise appraisal rights shall execute and return the form and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to section 1323, subsection 2, paragraph B, subparagraph (2). Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection 2.

2. Withdraw from appraisal process. A shareholder who has complied with subsection 1 may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by notifying the corporation in writing by the date set forth in the appraisal notice pursuant to section 1323, subsection 2, paragraph B, subparagraph (5). A shareholder who fails to withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

3. Failure to execute and return form; nonpayment. A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in section 1323, subsection 2, is not entitled to payment under this chapter.

§1325. Payment

1. Fair value. Except as provided in section 1326, within 30 days after the form required by section 1323, subsection 2, paragraph B, subparagraph (2) is due, a corporation shall pay in cash to those shareholders who complied with section 1324, subsection 1 the amount the corporation estimates to be the fair value of their shares, plus interest.

2. Additional information. The payment to each shareholder pursuant to subsection 1 must be accompanied by:

A. Annual financial statements specified in section 1620, subsection 1 of the corporation that issued the shares to be appraised, whether or not a close corporation, that must be as of a date ending not more than 16 months before the date of payment and must comply with section 1620, subsection 2. If such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information;

B. A statement of the corporation’s estimate of the fair value of the shares, which estimate must equal or exceed the corporation’s estimate given pursuant to section 1323, subsection 2, paragraph B, subparagraph (3);

C. A statement that shareholders described in subsection 1 have the right to demand further payment under section 1327 and that if any such shareholder does not do so within the time period specified in section 1327, that shareholder is deemed to have accepted the payment in full satisfaction of the corporation’s obligations under this chapter; and

D. The latest available quarterly financial statements of the corporation, if any.

§1326. After-acquired shares

1. Withhold payment. A corporation may elect to withhold payment required by section 1325 from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to section 1323, subsection 2, paragraph A.

2. Notify shareholders. If a corporation elected to withhold payment under subsection 1, the corporation shall, within 30 days after the date by which the corporation must receive the form is given as required by section 1323, subsection 2, paragraph B, subparagraph (2) is due, notify all shareholders who are described in subsection 1:

A. Of the information required by section 1325, subsection 2, paragraph A;

B. Of the corporation’s estimate of fair value pursuant to section 1325, subsection 2, paragraph B;

C. That the shareholders may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 1327;

D. That those shareholders who wish to accept the offer pursuant to paragraph B must notify the corporation of their acceptance of the corporation’s offer within 30 days after receiving the offer pursuant to paragraph B; and

E. That those shareholders who do not satisfy the requirements for demanding appraisal under section 1327 are deemed to have accepted the corporation’s offer pursuant to paragraph B.

3. Shareholders who accept offer. Within 10 days after receiving the shareholder’s acceptance pursuant to subsection 2, a corporation must pay in cash the amount it offered under subsection 2, paragraph B to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

4. Shareholders deemed to accept offer; payment. Within 40 days after sending the notice described in subsection 2, a corporation shall pay in cash the amount the corporation offered to pay under subsection 2, paragraph B to each shareholder described in subsection 2, paragraph E.

§1327. Procedure if shareholder dissatisfied with payment or offer

1. Notification; demand. A shareholder paid pursuant to section 1325 who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest less any payment under section 1325. A shareholder offered payment under section 1326 who is dissatisfied with that offer must reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

2. Failure to notify corporation in writing. A shareholder who fails to notify a corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection 1 within 30 days after receiving the corporation’s payment or offer of payment under section 1325 or 1326 waives the right to demand payment under this section and is entitled only to the payment made or offered pursuant to those sections.

§1331. Court action

1. Commence proceeding. If a shareholder makes demand for payment under section 1327 that remains unsettled, a corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, the corporation shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 1327 plus interest.

2. Appropriate court. A corporation shall commence the proceeding under subsection 1 in the appropriate court of the county where the corporation’s principal office is located or, if there is no principal office, in Kennebec County. If the corporation is a foreign corporation, the corporation shall commence the proceeding in the county in this State where the principal office of the domestic corporation merged with the foreign corporation was located or, if the domestic corporation did not have its principal office in this State at the time of the transaction, in Kennebec County.

3. Shareholders party to proceeding. A corporation shall make all shareholders whether or not residents of this State whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. Jurisdiction; appraisers. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights under this chapter are entitled to the same discovery rights as parties in other civil proceedings. Shareholders demanding appraisal rights under this chapter do not have a right to a jury trial.

5. Shareholder entitled to judgment. Each shareholder made a party to the proceeding under subsection 1 is entitled to judgment for the:

A. Amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by a corporation to the shareholder for the shares; or

B. Fair value, plus interest, of the shareholder’s shares for which a corporation elected to withhold payment under section 1326.

§1332. Court costs and counsel fees

1. Court costs. The court in an appraisal proceeding commenced under section 1331 shall determine all court costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the court costs against a corporation, except that the court may assess court costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the shareholders acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

2. Counsel; expect fees Court-assessed expenses. The court in an appraisal proceeding under section 1331 may also assess the expenses for the respective parties, in amounts the court finds equitable:

A. Against a corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of section 1321, 1323, 1325 or 1326; or

B. Against either a corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

3. Fees awarded from settlement. If the court in an appraisal proceeding under section 1331 finds that the expenses incurred by any shareholder were of substantial benefit to other shareholders similarly situated and that those expenses should not be assessed against the corporation, the court may direct that those expenses be paid out of the amounts awarded the shareholders who were benefitted.

4. Corporation fails to make payment. To the extent a corporation fails to make a required payment pursuant to section 1325, 1326 or 1327, a shareholder may sue directly for the amount owed and, to the extent successful, is entitled to recover from the corporation all expenses of the suit.

MAINE & MARITIMES CORPORATION ANNUAL MEETING

[—]—9:30 A.M.

G. Melvin Hovey Operations Center, Maine Public Service Company,

10 Parkhurst Siding Road, Presque Isle, Maine 04769

DIRECTIONS

From South:

Travel north on I-95 to Houlton, turn left from the exit ramp onto Rte. US-1. Follow Rte. US-1 north into Presque Isle (approximately 46 miles from Houlton). Turn right at the seventh traffic signal in Presque Isle, beyond Pizza-Hut, and proceed along Rte. 167, approximately 3 miles. Turn left onto the Parkhurst Siding Road, Rte. 205, just beyond Maine Public Service Company’s electrical substation. The meeting will be held in the conference room located on the first floor of the G. Melvin Hovey Operations Center, a brick building at the left along Rte. 205.

From North:

Travel South on Rte. US-1, cross the Aroostook River Bridge into Presque Isle, and turn left at the second traffic signal, just beyond the main entrance to the Aroostook Centre Mall. Proceed along Rte. 167, approximately 3 miles. Turn left onto the Parkhurst Siding Road, Rte. 205, just beyond Maine Public Service Company’s electrical substation. The meeting will be held in the conference room located on the first floor of the G. Melvin Hovey Operations Center, a brick building at the left along Rte. 205.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Eastern Time, June 10, 2010.

Vote by Internet •Log on to the Internet and go to www.investorvote.com/MAM •Follow the steps outlined on the secured website.

Vote by telephone

•Call toll free 1-800-652-VOTE (8683) within the USA,

            US territories & Canada any time on a touch tone

            telephone. There is NO CHARGE to you for the call.

•Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 2 and 4.
				For	Against	Abstain			For	Against	Abstain	+

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of March 12, 2010, among BHE Holdings Inc., BHE Holding Sub One Inc., and Maine & Maritimes Corporation:			☐	☐	☐	2.	Proposal to approve the adjournment of the meeting to a later date or time, if necessary, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the Agreement and Plan of Merger	☐	☐	☐
3.	Proposal to Elect the Following Directors:
WITHHOLD AUTHORITY to vote for all nominees listed below									For	Against	Abstain
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name or write a zero (“0”) in the space following his name below. To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name. Each share of common stock is entitled to three votes, in the aggregate.)							4.	Proposal to ratify the selection of Caturano and Company, P.C. as the Company’s Independent Auditors for 2010.	☐	☐	☐

		For	Withhold	Number of Votes

01	- Richard G. Daigle	☐	☐

02	- David N. Felch	☐	☐

03	- Brian N. Hamel	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C BOTH SIDES OF THIS CARD.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Maine & Maritimes Corporation	+
Notice of 2010 Annual Meeting of Shareholders G. Melvin Hovey Operations Center Maine Public Service Company 10 Parkhurst Siding Road, Presque Isle, ME 04769

Proxy Solicited by the Board of Directors for Annual Meeting – June 10, 2010.

Patrick C. Cannon, Secretary and Clerk, and Michael I. Williams, Assistant Secretary; or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Maine & Maritimes Corporation to be held on June 10, 2010, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” Items 1 through 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C	Non-Voting Items
Change of Address — Please print new address below.

¢ IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 2 and 4.
				For	Against	Abstain			For	Against	Abstain	+

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of March 12, 2010, among BHE Holdings Inc., BHE Holding Sub One Inc., and Maine & Maritimes Corporation:			☐	☐	☐	2.	Proposal to approve the adjournment of the meeting to a later date or time, if necessary, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the Agreement and Plan of Merger:	☐	☐	☐

3.	Proposal to Elect the Following Directors:
	WITHHOLD AUTHORITY to vote for all nominees listed below								For	Against	Abstain
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name or write a zero (“0”) in the space following his name below. To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name. Each share of common stock is entitled to three votes, in the aggregate.)						4.	Proposal to ratify the selection of Caturano and Company, P.C. as the Company’s Independent Auditors for 2010.	☐	☐	☐

		For	Withhold	Number of Votes

01	- Richard G. Daigle	☐	☐

02	- David N. Felch	☐	☐

03	- Brian N. Hamel	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON THIS CARD.

¢	1 U P X 0 2 4 4 6 3 2	+
015ZYC

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Maine & Maritimes Corporation

Notice of 2010 Annual Meeting of Shareholders

G. Melvin Hovey Operations Center

Maine Public Service Company

10 Parkhurst Siding Road, Presque Isle, ME 04769

Proxy Solicited by the Board of Directors for Annual Meeting – June 10, 2010.

Patrick C. Cannon, Secretary and Clerk, and Michael I. Williams, Assistant Secretary; or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Maine & Maritimes Corporation to be held on June 10, 2010, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” Items 1 through 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON THIS CARD.